UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM N-CSR


                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES




Investment Company Act file number:       811-8255

Exact name of registrant
  as specified in charger:                The World Funds, Inc.

Address of principal
  executive offices:                      8730 Stony Point Parkway, Suite 205
                                          Richmond, VA 23235

Name and address
  of agent for service:                   Thomas S. Harman
                                          Morgan, Lewis, Bockius
                                          1111 Pennsylvania Avenue, Northwest
                                          Washington, D.C. 20004

Registrant's telephone number,
      including area code:                (800) 527-9525

Date of fiscal year end:                  December 31st

Date of reporting period:                 June 30th


Item #1.  Reports to Stockholders.

CONTENTS:

Eastern European Equity Fund;
Epoch International Small Cap Fund;
Epoch Global Equity Shareholde Yield Fund;
Epoch U.S. All Cap Equity Fund;
Epoch U.S. Large Cap Equity Fund; and
REMS Real Estate Value Opportunity Fund

MARKET REPORT H1 2009

A turning point in global equity markets occurred in mid-February when Citigroup's CEO said that the bank would show a profit for the first quarter 2009, the first positive quarter since Q3 2007. Since then and through the end of May, global markets have been rallying; the most hammered countries and sectors in 2008 and beginning of 2009 (that is, the Russian and Turkish markets, as well as the Banking and Commodity sectors) are now going up the fastest.

MARKETS REVIEW (PERFORMANCES IN USD FROM DECEMBER 31, 2008 TO JUNE 30, 2009)

MSCI RUSSIA: +43.5%

As one of the most badly hammered countries in 2008 and beginning of 2009, Russia showed one of the strongest rebounds since the middle of February. After a 74% drop in 2008 and a further 17% loss in 2009 through February 20, 2009, the Moscow Stock Exchange more than doubled by the end of May. In June, the Russian market came up 25%, in line with oil prices. For the last 12 months, this market has been closely correlated to the oil prices.

MSCI TURKEY: +33.3%

Severely beaten last year, although to a lesser extent than Russia, the Istanbul Stock Market did well during H1 2009. Lower interest rates (now in the single-digit range), a new sectoral incentive package put up by the government (The Credit Guarantee Fund), strong banking results and the bottoming-out of economic activity, were the reasons for higher stock prices.

MSCI POLAND: -7.4%

MSCI HUNGARY: +18.3%

MSCI CZECH REPUBLIC: +6.7%

The pace of recession has been gradually easing in Europe's leading economies (on which Central European countries are largely dependent), but some statistics are still showing that the situation remains fragile and that the recession may not be over yet. That appears to be mitigating market sentiment

PERFORMANCE AND ACTIVITY OF THE FUND

During H1 2009, the fund's total return was +32.5% versus +29.1% for the MSCI EM Emerging Europe (Source: Bloomberg). The reasons for the fund's outperformance are that we were still cash rich in January and the first half of February ( more than 30% of the portfolio in mid-February), when markets where still heading south. We then invested heavily in large caps, including mainly blue chips in energy, commodity, material and financial sectors, as markets were turning around.

OUTLOOK

Recovery in equity markets is not a one-way street; as of the date of this letter, July 9, 2009, market sentiment has deteriorated. Doubts about the global recovery are hitting markets globally and fading optimism has sent commodities and oil prices lower. We believe this phase will prove short-lived and that we have seen the worst of the crisis, however there is no guarantee and we are ready to act should market sentiment really deteriorate.

For Central European markets, the picture has brightened a bit. German industrial production rose 3.7% from May to June, and that is the largest increase since Aug 1993. Given the importance of Germany for Emerging Europe, this is clearly good news from a medium-term economic outlook, though from a shorter-term market perspective it is important to note that historically big positive German IP surprises have not been reliably bullish CEE indicators.

IMPORTANT DISCLOSURE STATEMENTS

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund's prospectus by calling 1-800-527-9525. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-527-9525.

Information provided with respect to the Fund's Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of June 30, 2009 and are subject to change at any time.

The opinions presented in this document are those of the portfolio manager at the time of this report and may change at any time. Information contained in this document was obtained from sources deemed to be reliable, but no guarantee is made as to the accuracy of such information. Nothing presented in this document may be construed as an offer to purchase or sell any security.

INDEX DEFINITIONS

MSCI Russia: An index created by Morgan Stanley Capital International ("MSCI") that is designed to measure equity market performance in Russia. MSCI Turkey:
An index created by MSCI that is designed to measure equity market performance in Turkey. MSCI Poland: An index created by MSCI that is designed to measure equity market performance in Poland. MSCI Hungary: An index created by MSCI that is designed to measure equity market performance in Hungary. MSCI Czech
Republic: An index created by MSCI that is designed to measure equity market performance in the Czech Republic.

EASTERN EUROPEAN EQUITY FUND

FUND EXPENSES (UNAUDITED)

FUND EXPENSES EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or deferred sales charges or redemption fees on certain redemptions made within 360 days of purchase of Class A shares and 2 years of purchase of Class C shares and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period January 1, 2009 and held for the six months ended June 30, 2009.

ACTUAL EXPENSES EXAMPLE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                                                             Expenses Paid During
                                                                                                                    Period*
                                                    Beginning Account Value       Ending Account Value      January 1, 2009 through
CLASS A                                                 January 1, 2009               June 30, 2009              June 30, 2009


Actual                                                                $ 1,000                 $ 1,325.06                    $ 15.85
Hypothetical (5% return before expenses)                              $ 1,000                 $ 1,011.25                    $ 13.71



                                                                                                             Expenses Paid During
                                                                                                                    Period*
                                                    Beginning Account Value       Ending Account Value      January 1, 2009 through
CLASS C                                                 January 1, 2009               June 30, 2009              June 30, 2009


Actual                                                                $ 1,000                 $ 1,318.67                    $ 20.23
Hypothetical (5% return before expenses)                              $ 1,000                 $ 1,007.50                    $ 17.52


* Expenses are equal to the Fund's annualized expense ratio of 2.75% for Class A and 3.50% for Class C, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.


                          EASTERN EUROPEAN EQUITY FUND
           PORTFOLIO HOLDINGS, BY SECTOR, AS PERCENTAGE OF NET ASSETS
                        AS OF JUNE 30, 2009 (UNAUDITED)



                         [ PORTFOLIO HOLDINGS Graphic ]

Agricultural-Chemicals                  1.27%
Appliances                              1.62%
Auto-Cars/Light Trucks                  1.10%
Building & Construction-Misc            1.18%
Cellular Telecom                        5.40%
Commercial Banks - Non-US               9.75%
Electric-Generation                     1.27%
Food-Dairy Products                     1.90%
Investment Companies                    4.89%
Metal-Copper, Div & Iron                7.43%
Oil Comp-Explor, Prod & Integrated      34.90%
Oil-Field Services                      1.65%
Other                                   10.34%
Property Casualty Insurance             0.99%
Retail-Petroleum Prod                   1.47%
Steel-Pipe, Tube & Producers            12.12%

              Schedule of InvestmentsEASTERN EUROPEAN EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2009 (UNAUDITED)


   NUMBER                                                                                               % OF             MARKET
  OF SHARES     SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                COMMON STOCKS                                                                              97.26%

                AUSTRIA                                                                                     9.58%
   56,250       ECO Eastern Europe R/EST*(1)                                                                              $ 788,513
   280,000      Uralchimplast Beteiligungs*                                                                               1,177,512
   65,000       Wiener Privatbank SE*                                                                                     1,081,558
                                                                                                                     --------------
                                                                                                                          3,047,583
                                                                                                                     --------------

                CZECH REPUBLIC                                                                              1.27%
    9,000       CEZ                                                                                                         403,893
                                                                                                                     --------------

                GERMANY                                                                                     0.11%
    9,000       Magnat Real Estate Opps*                                                                                     36,587
                                                                                                                     --------------

                GREAT BRITAIN                                                                               9.41%
   70,000       Alliance Oil Co. Ltd.*                                                                                      791,190
   90,000       Dragon Oil PLC*                                                                                             538,096
   106,500      Equest Investments Balkans*                                                                                 472,962
   136,000      Highland Gold Mining Ltd.*                                                                                  109,610
   54,000       Kazakhms PLC*                                                                                               559,561
   590,000      Lewis Charles Romania Property Fund Ltd.*                                                                    82,487
   175,000      Regal Petroleum PLC*                                                                                        178,461
   22,000       Ukraine Opportunity Trust PL*                                                                                 5,060
   110,000      Ukraine Opportunity Trust PL ORD*                                                                           255,750
                                                                                                                     --------------
                                                                                                                          2,993,177
                                                                                                                     --------------

                HUNGARY                                                                                     0.62%
   267,793      Ablon Group*                                                                                                196,007
                                                                                                                     --------------

                LUXEMBOURG                                                                                  3.10%
   52,000       Evraz Group SA GDR Regs*                                                                                    985,400
                                                                                                                     --------------



   NUMBER                                                                                               % OF             MARKET
  OF SHARES     SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

870,772         POLAND                                                                                      0.57%
    5,000       Bank Pekao SA*                                                                                            $ 179,930
                                                                                                                     --------------

                RUSSIA                                                                                     60.70%
   80,000       Gazprom OAO Spon ADR                                                                                      1,620,000
   238,587      Integra Group Holdings GDR*                                                                                 524,892
   114,000      JSC MMC Norilsk Nickel ADR*                                                                               1,048,800
   70,000       JSC MMC Norilsk Spon ADR*                                                                                   644,000
   44,000       Lukoil Holdings Spon ADR                                                                                  1,952,280
   19,000       Magnitogorsk Spon GDR Regs*                                                                                 111,720
   100,000      Mechel Steel Group OAO                                                                                      835,000
   14,000       Mobile Telesystems Spon ADR*                                                                                517,020
   29,000       Novatek OAO Spons GDR Regs                                                                                1,383,300
   31,000       Novolipetsk Steel GDR Reg S*                                                                                635,500
      1         OAO Open Investments GDR**                                                                                        6
   445,000      Rosneft Oil Co. OAO GDR Reg S                                                                             2,425,250
  1,300,000     Sberbank RF*                                                                                              1,644,500
   197,298      Severstal GDR Reg S*                                                                                      1,069,355
   150,000      Surgutneftegaz SP ADR                                                                                     1,065,000
   46,666       Tatneft Sponsored REG S GDR*                                                                              1,143,317
   45,710       TMK GDR Regs                                                                                                473,556
   25,000       Uralkaliy Sponsored REGS GDR*                                                                               402,500
   102,000      Vimpel Communications Spon ADR*                                                                           1,200,540
   11,000       Wimm Bill Dann Foods ADR*                                                                                   604,450
                                                                                                                     --------------
                                                                                                                         19,300,986
                                                                                                                     --------------

                TURKEY                                                                                     11.90%
   120,000      Aksigorta AS                                                                                                314,417
   340,000      Arcelik AS*                                                                                                 513,782
   120,000      Enka Insaat Ve Sanayi AS                                                                                    375,122
   170,000      Eregli Demir Ve Celik FAB*                                                                                  489,526
   200,000      Tofas Turk Otomobil FABRI*                                                                                  350,217
   180,000      Turcas Petrolculuk AS                                                                                       466,956
  1,540,000     Turk Ekonomi Bankasi AS*                                                                                  1,198,521
   25,782       Turkye IS Bankasi C                                                                                          75,913
                                                                                                                     --------------
                                                                                                                          3,784,454
                                                                                                                     --------------

                TOTAL INVESTMENTS

                (COST: $38,105,590)                                                                        97.26%      $ 30,928,017
                Other assets, net of liabilities                                                            2.74%           870,772
                                                                                                    -------------    --------------



   NUMBER                                                                                               % OF             MARKET
  OF SHARES     SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                NET ASSETS                                                                                100.00%      $ 31,798,789

ADR- Security represented is held by the custodian bank in the form of American Depository Receipts.

GDR- Security represented is held by the custodian bank in the form of Global Depository Receipts.

* Non-income producing (security is considered non-income producing if at least one dividend has not been paid during the first year preceeding the date of the Fund's related balance sheet).

(1) Security for which market quotations are not readily available. The aggregate value of such security is 2.5% of net assets and it has been fair valued under procedures established by the fund's Board of Directors.


See Notes to Financial Statements


EASTERN EUROPEAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2009 (UNAUDITED)


ASSETS
  Investments at value (identified cost of $38,105,590) (Note 1)                                                       $ 30,928,017
  Cash                                                                                                                    2,278,285
  Foreign currency at value (cost of $26,427)                                                                                27,036
  Receivable for capital stock sold                                                                                          32,414
  Dividends receivable                                                                                                      207,383
  Tax reclaim receivable at value (cost of $6,567)                                                                            6,586
  Prepaid expenses                                                                                                           54,782
                                                                                                                     --------------
TOTAL ASSETS                                                                                                             33,534,503
                                                                                                                     --------------

LIABILITIES
  Payable for securities purchased                                                                                        1,690,044
  Payable for capital stock redeemed                                                                                          8,388
  Accrued investment management fees                                                                                         14,625
  Accrued 12b-1 fees                                                                                                          2,947
  Accrued accounting fees                                                                                                    10,283
  Accrued custodian fees                                                                                                      9,427
                                                                                                                     --------------
TOTAL LIABILITIES                                                                                                         1,735,714
                                                                                                                     --------------

NET ASSETS                                                                                                             $ 31,798,789
                                                                                                                     ==============

  NET ASSETS CONSIST OF:
  Paid-in-capital applicable to 1,922,934 $0.01 par value shares of beneficial interest outstanding                    $ 51,800,224
  Accumulated net investment income (loss)                                                                                   55,731
  Accumulated net realized gain (loss) on investments and foreign currency transactions                                (12,884,155)
  Net unrealized appreciation (depreciation) of investments and foreign currency                                        (7,173,011)
                                                                                                                     --------------
                                                                                                                       $ 31,798,789
  NET ASSETS                                                                                                         ==============

NET ASSET VALUE PER SHARE
CLASS A
  ($31,019,533 / 1,873,885 shares outstanding; 20,000,000 authorized)                                                       $ 16.55
                                                                                                                     ==============

MAXIMUM OFFERING PRICE PER SHARE ($16.55 X 100/94.25)                                                                       $ 17.56
                                                                                                                     ==============

  CLASS C
  ($779,256 / 49,049 shares outstanding; 15,000,000 authorized)                                                             $ 15.89
                                                                                                                     ==============


See Notes to Financial Statements

EASTERN EUROPEAN EQUITY FUND
STATEMENT OF OPERATIONS


SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
  Dividend (Net of foreign tax withheld of $54,284)                                                                       $ 300,528
  Interest                                                                                                                    5,223
                                                                                                                     --------------
Total investment income                                                                                                     305,751
                                                                                                                     --------------

EXPENSES
  Investment management fees (Note 2)                                                                                       152,085
  Rule 12b-1and servicing fees (Note 2)
Class A                                                                                                                      29,597
Class C                                                                                                                       3,289
  Recordkeeping and administrative services (Note 2)                                                                         25,557
  Accounting fees                                                                                                            19,760
  Custody fees                                                                                                               18,940
  Transfer agent fees (Note 2)                                                                                               48,506
  Professional fees                                                                                                          14,875
  Filing and registration fees (Note 2)                                                                                      13,328
  Directors fees                                                                                                              5,352
  Compliance fees                                                                                                             4,457
  Shareholder services and reports (Note 2)                                                                                   9,684
  Other                                                                                                                       7,481
                                                                                                                     --------------
Total expenses                                                                                                              352,911
Management fee waivers (Note 2)                                                                                            (15,906)
                                                                                                                     --------------
Net Expenses                                                                                                                337,005
                                                                                                                     --------------
Net investment income (loss)                                                                                               (31,254)
                                                                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES AND RELATED TRANSACTIONS
Net realized gain (loss) on investments                                                                                   (316,290)
Net realized gain (loss) on foreign currency transactions                                                                 (355,489)
Net increase (decrease) in unrealized appreciation (depreciation) of investments and foreign currencies                   6,693,841
                                                                                                                     --------------
Net realized and unrealized gain (loss) on investments and foreign currencies and related transactions                    6,022,062
                                                                                                                     --------------

                                                                                                                        $ 5,990,808
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                                  ==============


See Notes to Financial Statements

EASTERN EUROPEAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                          SIX MONTHS ENDED
                                                                                           JUNE 30, 2009           YEAR ENDED
                                                                                            (UNAUDITED)        DECEMBER 31, 2008
                                                                                         --------------------  --------------------


INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income (loss)                                                                     $ (31,254)           $ (394,304)
  Net realized gain (loss) on investments and foreign currency transactions                         (671,779)          (11,418,415)
  Net increase (decrease) in unrealized appreciation (depreciation) of investments and              6,693,841          (12,442,885)
    foreign currencies                                                                   --------------------  --------------------
  Increase (decrease) in net assets from operations                                                 5,990,808          (24,255,604)
                                                                                         --------------------  --------------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
Class A                                                                                                     -           (2,315,221)
Class C                                                                                                     -              (61,750)
  Net realized gain
Class A                                                                                                     -                     -
Class C                                                                                                     -                     -
                                                                                         --------------------  --------------------
  Decrease in net assets from distributions                                                                 -           (2,376,971)
                                                                                         --------------------  --------------------

CAPITAL STOCK TRANSACTIONS (NOTE 5)
  Shares sold
Class A                                                                                             5,746,941             3,840,887
Class C                                                                                               108,612               396,140
  Distributions reinvested
Class A                                                                                                     -             2,123,117
Class C                                                                                                     -                55,162
  Shares redeemed
Class A                                                                                           (4,405,636)          (25,251,588)
Class C                                                                                             (181,089)             (742,773)
                                                                                         --------------------  --------------------
  Increase (decrease) in net assets from capital stock transactions                                 1,268,828          (19,579,055)
                                                                                         --------------------  --------------------

NET ASSETS
  Increase (decrease) during period                                                                 7,259,636          (46,211,630)
  Beginning of period                                                                              24,539,153            70,750,783
                                                                                         --------------------  --------------------
  END OF PERIOD (INCLUDING ACCUMULATED NET INVESTMENT INCOME (LOSS) OF $55,731 AND               $ 31,798,789          $ 24,539,153
    $86,985, RESPECTIVELY)                                                               ====================  ====================


See Notes to Financial Statements


EASTERN EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS A SHARES
                                                       ----------------------------------------------------------------------------
                                                                                           YEARS ENDED DECEMBER 31,
                                                                           --------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                        JUNE 30, 2009
                                                        (UNAUDITED)(1)         2008(1)              2007                2006
                                                      -----------------    ---------------    ---------------    ------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $ 12.49              $ 25.50            $ 29.61            $ 22.82
                                                       -----------          -----------        -----------        -----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                              (0.02)               (0.17)             (0.12)             (0.15)
  Net realized and unrealized gain (loss) on                  4.08              (11.51)               1.54               6.98
    investments and foreign currency transactions      -----------          -----------        -----------        -----------
                                                              4.06              (11.68)               1.42               6.83
  TOTAL FROM INVESTMENT ACTIVITIES                     -----------          -----------        -----------        -----------
DISTRIBUTIONS
  Net investment income                                          -               (1.33)             (0.65)             (0.04)
  Net realized gain                                              -                    -             (4.88)                  -
                                                       -----------          -----------        -----------        -----------
                                                                 -               (1.33)             (5.53)             (0.04)
  TOTAL DISTRIBUTIONS                                  -----------          -----------        -----------        -----------

NET ASSET VALUE, END OF PERIOD                             $ 16.55              $ 12.49            $ 25.50            $ 29.61
                                                       ===========          ===========        ===========        ===========

TOTAL RETURN                                                32.51%             (51.74%)              1.14%             29.92%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets (A)
  Expenses                                                   2.75%**              2.56%              2.25%              2.49%(C)
  Expenses, net (B)                                          2.75%**              2.56%              2.25%              2.37%(B)
  Net investment income (loss)                             (0.24%)**            (0.77%)            (0.39%)            (0.58%)
Portfolio turnover rate                                     47.79%              147.72%            209.58%            115.04%
Net assets, end of period (000's)                         $ 31,020             $ 23,851           $ 68,956           $ 80,711
* Effective November 8, 2004, the Fund's name
changed from Vontobel Eastern European Equity
Fund to the Eastern European Equity Fund. The
Fund maintained its financial statements,
information and performance history.
** Annualized
(A) Management fee waivers and reimbursements of
expenses reduced the expense ratio and increased
net investment income ratio by 0.13% for the
period ended June 30, 2009.
(B) Expense ratio - net reflects the effect of
the management fee waivers for the period ended
June 30, 2009 and the custodian fee credits the
fund received in 2006.
(C) Expense ratio has been increased to include
additional custodian fees which were offset by
custodian fee credits.
(1) Per share amounts calculated using the
average share method.
EASTERN EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           CLASS A SHARES
                                                                                                 ----------------------------------
                                                                                                      YEARS ENDED DECEMBER 31,
                                                                                                 ----------------------------------
                                                                                                      2005               2004*
                                                                                                 ---------------    ---------------


NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $ 19.12            $ 12.84
                                                                                                 -----------        -----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                                                                        (0.29)             (0.21)
  Net realized and unrealized gain (loss) on investments and foreign currency transactions              3.99               6.49
                                                                                                 -----------        -----------
                                                                                                        3.70               6.28
  TOTAL FROM INVESTMENT ACTIVITIES                                                               -----------        -----------
DISTRIBUTIONS
  Net investment income                                                                                    -                  -
  Net realized gain                                                                                        -                  -
                                                                                                 -----------        -----------
                                                                                                           -                  -
  TOTAL DISTRIBUTIONS                                                                            -----------        -----------

NET ASSET VALUE, END OF PERIOD                                                                       $ 22.82            $ 19.12
                                                                                                 ===========        ===========

TOTAL RETURN                                                                                          19.35%             48.91%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets (A)
  Expenses                                                                                             2.54%              3.04%
  Expenses, net (B)                                                                                    2.54%              3.04%
  Net investment income (loss)                                                                       (1.34%)            (1.55%)
Portfolio turnover rate                                                                               67.09%             91.97%
Net assets, end of period (000's)                                                                   $ 62,939           $ 53,324
* Effective November 8, 2004, the Fund's name changed from Vontobel Eastern European Equity
Fund to the Eastern European Equity Fund. The Fund maintained its financial statements, information and performance history.
** Annualized
(A) Management fee waivers and reimbursements of expenses reduced the expense ratio and increased net investment income ratio by 0.13% for the period ended June 30, 2009.
(B) Expense ratio - net reflects the effect of the management fee waivers for the period ended June 30, 2009 and the custodian fee credits the fund received in 2006.
(C) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(1) Per share amounts calculated using the average share method.


See Notes to Financial Statements


EASTERN EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                CLASS C SHARES
                                            ---------------------------------------------------------------------------------------
                                                                                     YEARS ENDED DECEMBER 31,
                                                               --------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                             JUNE 30, 2009
                                            (UNAUDITED)(1)         2008(1)             2007               2006              2005
                                           ----------------    ---------------    --------------    -----------------    ----------

NET ASSET VALUE, BEGINNING OF PERIOD           $ 12.05             $ 24.56           $ 28.60           $ 22.21              $ 18.74
                                            ----------         -----------        ----------        ----------           ----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                  (0.07)              (0.29)            (0.25)            (0.22)               (0.37)
  Net realized and unrealized gain                3.91             (11.08)              1.36              6.61                 3.84
    (loss) on investments and foreign
    currency transactions                   ----------         -----------        ----------        ----------           ----------
                                                  3.84             (11.37)              1.11              6.39                 3.47
  TOTAL FROM INVESTMENT ACTIVITIES          ----------         -----------        ----------        ----------           ----------
DISTRIBUTIONS
  Net investment income                              -              (1.14)            (0.27)                 -                    -
  Net realized gain                                  -                   -            (4.88)                 -                    -
                                            ----------         -----------        ----------        ----------           ----------
  Total distributions                                -              (1.14)            (5.15)                 -                    -
                                            ----------         -----------        ----------        ----------           ----------

NET ASSET VALUE, END OF PERIOD                 $ 15.89             $ 12.05           $ 24.56           $ 28.60              $ 22.21
                                            ==========         ===========        ==========        ==========           ==========

TOTAL RETURN                                    31.87%            (46.28%)             3.98%            28.77%               18.49%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets (A)
  Expenses                                       3.50%**             3.31%             3.00%             3.24%(C)             3.29%
  Expenses, net (B)                              3.50%**             3.31%             3.00%             3.12%(B)             3.29%
  Net investment loss                          (0.99%)**           (1.36%)           (1.14%)           (1.33%)              (2.09%)
Portfolio turnover rate                         47.79%             147.72%           209.58%           115.04%               67.09%
Net assets, end of period (000's)                $ 779               $ 688           $ 1,795             $ 863                $ 511
* Effective November 8, 2004, the
Fund's name changed from Vontobel
Eastern European Equity Fund to the
Eastern European Equity Fund. The Fund
maintained its financial statements,
information and performance history.
**Annualized
(A) Management fee waivers and
reimbursements of expenses reduced the
expense ratio and increased net
investment income ratio by 0.13% for
the period ended June 30, 2009.
(B) Expense ratio - net reflects the
effect of the management fee waivers
for the period ended June 30, 2009 and
the custodian fee credits the fund
received in 2006.
(C) Expense ratio has been increased
to include additional custodian fees
which were offset by custodian fee
credits.
(1) Per share amounts calculated using
the average share method.
EASTERN EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 CLASS C SHARES
                                                                                                              ---------------------
                                                                                                              YEARS ENDED DECEMBER
                                                                                                                       31,
                                                                                                              ---------------------
                                                                                                                          2005
                                                                                                                     --------------
2004*
 --------------------------------------------------------------------------------------------------------


NET ASSET VALUE, BEGINNING OF PERIOD                                                                                    $ 12.70
                                                                                                                     ----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                                                                                           (0.24)
  Net realized and unrealized gain (loss) on investments and foreign currency transactions                                 6.28
                                                                                                                           6.04
  TOTAL FROM INVESTMENT ACTIVITIES                                                                                   ----------
DISTRIBUTIONS
  Net investment income                                                                                                       -
  Net realized gain                                                                                                           -
                                                                                                                     ----------
  Total distributions                                                                                                         -
                                                                                                                     ----------

NET ASSET VALUE, END OF PERIOD                                                                                          $ 18.74
                                                                                                                     ==========

TOTAL RETURN                                                                                                             47.54%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets (A)
  Expenses                                                                                                                3.79%
  Expenses, net (B)                                                                                                       3.79%
  Net investment loss                                                                                                   (2.30%)
Portfolio turnover rate                                                                                                  91.97%
Net assets, end of period (000's)                                                                                          $ 89
* Effective November 8, 2004, the Fund's name changed from Vontobel Eastern European Equity Fund to the
Eastern European Equity Fund. The Fund maintained its financial statements, information and performance history.
**Annualized
(A) Management fee waivers and reimbursements of expenses reduced the expense ratio and increased net investment income ratio by 0.13% for the period ended June 30, 2009.
(B) Expense ratio - net reflects the effect of the management fee waivers for the period ended June 30,
2009 and the custodian fee credits the fund received in 2006.
(C) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(1) Per share amounts calculated using the average share method.


See Notes to Financial Statements

EASTERN EUROPEAN FUND
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2009 (UNAUDITED)
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Eastern European Equity Fund (the "Fund"), previously the Vontobel Eastern European Equity Fund, is a series of The World Funds, Inc. ("TWF"), which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. TWF has allocated to the Fund 50,000,000 (Class A: 20,000,000; Class C: 15,000,000; Class I:
15,000,000) of its 1,050,000,000 shares of $.01 par value common stock. The Fund was established in February, 1996, originally as a series of Vontobel Funds, Inc. Effective November 8, 2004, the Fund was reorganized as a series of TWF. The Fund maintains its financial statements, information and performance history.

     The objective of the Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Eastern Europe.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION

     The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) or included in the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Portfolio securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

     The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

                        LEVEL 1                                   LEVEL 2                                LEVEL 3
                  QUOTED PRICES       OTHER SIGNIFICANT OBSERVABLE INPUTS        SIGNIFICANT UNOBSERVABLE INPUTS              TOTAL
                  -------------       -----------------------------------        -------------------------------       ------------

Common             $ 30,139,504                                       $ -                              $ 788,513       $ 30,928,017
Stocks            =============       ===================================        ===============================       ============


     Refer to the Fund's Schedule of Investments for a listing of the securities by type and country.
     The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

                                                                                                           Investment in Securities
                                                                                                           ------------------------

Balance as of 12/31/08                                                                                                  $ 2,087,550
Net purchases (sales)                                                                                                   (1,211,531)
Realized gain (loss)                                                                                                       (10,800)
Change in appreciation/depreciation                                                                                        (76,706)
                                                                                                           ------------------------
Balance as of 06/30/09                                                                                                    $ 788,513
                                                                                                           ========================


     On January 1, 2009, the Fund adopted Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 amends and expands disclosures about derivative instruments and hedging activities. SFAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of gains and losses on derivative instruments, and disclosure of credit-risk-related contingent features in hedging activities. Management has determined that the adoption of SFAS 161 had no impact on the Fund's financial statements.

SECURITY TRANSACTIONS AND DIVIDENDS

     Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

ACCOUNTING ESTIMATES

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

     The Fund intends to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
     The Fund adopted the provisions of Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes" on January 1, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. FIN 48 requires management of the Fund to analyze all open tax years, fiscal years 2005-2008 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six months ended June 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. Interest and penalties, if any, associated with any federal or state income tax obligations, are recorded as income tax expense.

RECLASSIFICATION OF CAPITAL ACCOUNTS

     Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. There were no reclassifications at June 30, 2009.

CLASS NET ASSET VALUES AND EXPENSES

     All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

     The Fund currently offers Class A shares which include a maximum front-end sales charge of 5.75% and a maximum contingent deferred sales charge of 2% on the proceeds of Class A shares redeemed within 360 days. Class A shares may be purchased without a front-end sales charge through certain third-party fund "supermarkets". The Fund also offers Class C shares which include a maximum contingent deferred sales charge of 2% on the proceeds of Class C shares redeemed within 2 years of purchase.

CURRENCY TRANSLATION

     The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Agreement, Commonwealth Capital Management, LLC ("CCM") provides investment advisory services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million. CCM has entered into a sub-advisory agreement with Vontobel Asset Management, Inc. ("VAM"). CCM analyzes economic and market trends, periodically assesses the Fund's investment policies and recommends changes regarding the policies to the Board where appropriate. CCM evaluates the performance of VAM in light of selected benchmarks and the needs of the Fund, recommends changes to the Board where appropriate, and reports to the Board on the foregoing. Pursuant to the Sub-Advisory Agreement, VAM is responsible for the day-to-day decision making with respect to the Fund's investment program. VAM, with CCM's oversight, manages the investment and reinvestment of the assets of the Fund, continuously reviews, supervises and administers the investment program of the Fund, determines in its discretion the securities to be purchased or sold, and provides the Fund and its agents with records relating to its activities. For its services, VAM is entitled to receive a sub-advisory fee at an annual rate of 0.60% of the investment advisory fees received by CCM. VAM's fee for sub-advisory services is paid by CCM from the investment advisory fees it receives and not by the Fund. For the six months ended June 30, 2009, CCM earned $152,085 in advisory fees.
     CCM has contractually agreed to waive or limit its fees and to assume other operating expenses until August 31, 2009 so that the ratio of total annual operating expenses for the Fund's Class A Shares is limited to 2.75% and that the ratio of total annual operating expenses for the Fund's Class C Shares is limited to 3.50%. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid, and is subject to the limitations on total expenses set forth above. The total amount of recoverable reimbursements as of June 30, 2009 was $15,906, which will expire December, 2012.

     First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. In addition to underwriting fees and commissions received relating to the distribution of the Fund's shares, FDCC receives a maximum deferred sales charge ("DSC") of 2% for certain Fund share redemptions occurring within 360 days of purchase of Class A shares and within 2 years of purchase of Class C shares. Shares redeemed subject to a DSC will receive a lower redemption value per share. For the six months ended June 30, 2009, FDCC received $1,340 in underwriting fees and commissions and $3,047 in DSC fees relating to the distribution and redemption of certain Fund shares.

     The Fund has adopted a Distribution Plan (the "Plan") for Class A Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of average daily net assets attributable to its Class A shares in consideration for distribution services and the assumption of related expenses, including the payment of commissions and transaction fees, in conjunction with the offering and sale of Class A shares. For the six months ended June 30, 2009, there were $29,597 in Class A 12b-1 expenses incurred.

     The Fund has adopted a Distribution Plan (the "Plan") for Class C Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 1.00% of average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees. For the six months ended June 30, 2009, there were $3,289 in Class C 12b-1 and distribution expenses incurred.
     Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives an asset-based fee based on the average daily net assets of the Fund. For the six months ended June 30, 2009, CSS earned $25,557 for its services. Additionally CSS received $1,312 of the $9,684 of shareholder services and reports expense incurred and $3,600 of the $13,328 filing and registration fees for hourly services provided to the Fund.

     Commonwealth Fund Services, Inc. ("CFSI") provides transfer and dividend disbursing agent services to the Fund. For the six months ended June 30, 2009, CFSI earned $48,506 for its services.

     Certain officers and/or interested directors of the Fund are also officers and/or directors of VAM, FDCC, CSS, and CFSI.

NOTE 3 - INVESTMENTS

     The cost of purchases and proceeds from the sales of securities other than short-term notes for the six months ended June 30, 2009 were $20,768,588 and $9,488,533, respectively.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. The tax character of distributions paid during the six months ended June 30, 2009 and the year ended December 31, 2008 were as follows:

                                                                                                 Six months
                                                                                                      ended
                                                                                              June 30, 2009              Year Ended
                                                                                                (unaudited)       December 31, 2008
                                                                                             --------------  ----------------------

Distributions paid from:
Ordinary income                                                                                         $ -             $ 2,376,971
Net Realized Gain                                                                                         -                       -
                                                                                             --------------  ----------------------
                                                                                                        $ -             $ 2,376,971
                                                                                             ==============  ======================


NOTE 5 - CAPITAL STOCK TRANSACTIONS

     Capital stock transactions for each class of shares were:


                                                                            CLASS A SHARES                  CLASS C SHARES
                                                                           SIX MONTHS ENDED                SIX MONTHS ENDED
                                                                      JUNE 30, 2009 (UNAUDITED)        JUNE 30, 2009 (UNAUDITED)
                                                                   -------------------------------  -------------------------------
                                                                            Shares           Value           Shares           Value
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                                324,692     $ 5,746,941            6,828       $ 108,612
Shares reinvested                                                                -               -                -               -
Shares redeemed                                                          (360,493)     (4,405,636)         (14,885)       (181,089)
                                                                    --------------  --------------   --------------  --------------
Net increase (decrease)                                                   (35,801)     $ 1,341,305          (8,057)      $ (72,477)
                                                                    ==============  ==============   ==============  ==============



                                                                            CLASS A SHARES                  CLASS C SHARES
                                                                              YEAR ENDED                      YEAR ENDED
                                                                          DECEMBER 31, 2008                DECEMBER 31, 2008
                                                                   -------------------------------  -------------------------------
                                                                            Shares           Value           Shares           Value
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                                186,678     $ 3,840,887           17,141       $ 396,140
Shares reinvested                                                          167,174       2,123,117            4,499          55,162
Shares redeemed                                                        (1,148,136)    (25,251,588)         (37,622)       (742,773)
                                                                    --------------  --------------   --------------  --------------
Net increase (decrease)                                                  (794,284)  $ (19,287,584)         (15,982)     $ (291,471)
                                                                    ==============  ==============   ==============  ==============


NOTE 6 - SUBSEQUENT EVENTS

     Management has evaluated all transactions and events subsequent to the date of the balance sheet through August 31, 2009, the date on which these financial statements were available to be issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

EASTERN EUROPEAN EQUITY FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT ADVISER:

Commonwealth Capital Management, LLC
8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

DISTRIBUTOR:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

TRANSFER AGENT:

For account information, wire purchase or redemptions, call or write to Eastern European Equity Fund's Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

MORE INFORMATION:

For 24 hours, 7 days a week price information, investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.

                       SEMI-ANNUAL REPORT TO SHAREHOLDERS

                          EASTERN EUROPEAN EQUITY FUND

                       A series of The World Funds, Inc.
                         A "Series" Investment Company


               FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)

EPIEX SEMI-ANNUAL SHAREHOLDER LETTER

SIX MONTHS ENDING JUNE 2009

Dear Shareholder:

During the six month period ending June 30, 2009, the Net Asset Value (NAV) of Epoch's International Small Cap Fund ("the Fund") rose by 16.1%. By contrast, the S&P EPAC Small Cap Index rose by 17.3% over the same period.

The period under review featured the best quarter in 20 years in global equity markets during the second quarter of 2009. In a marked contrast to the previous twelve months, investors became far more willing to look beyond fears of continued macro economic stress and likely earnings downgrades. Instead hopes grew that major policy actions would have positive benefits, while corporations regained access to capital markets as issuance of both debt and equity picked up. Throughout the period, there was significant sector rotation, and energy and materials were the top performing sectors driven by ongoing positive economic data out of China, which fueled hard commodity and oil prices. In addition, the financial sector was also a strong performer, driven by the money center banks regaining access to capital markets.

During the first half of 2009, the Fund was positioned defensively given our broader concerns about prospects for the global economy and earnings, and this resulted in the slight relative underperformance compared to the benchmark. We emphasized strong balance sheet quality and also tilted the Fund towards slightly higher than median market caps. The sharp rally in the second quarter was led by highly leveraged companies and micro caps, both of which are under-represented in the Fund. Our style is not to take significant financial risks in the stocks we select, as they do not pass our rigorous fundamental, bottom-up analysis, which focuses on the growth of free cash flow. Additionally, the Fund was less weighted towards more cyclical consumer discretionary, and the materials sectors, both of which performed well as investors became less risk averse.

Despite these adverse factors, the Fund's overweight in the energy sector and stock selection within both the consumer staples and industrials sectors were meaningful contributors to performance over the period. Our holdings in oil services stocks performed very well as oil moved from $50 to $70 and as order backlogs continued to support future growth expectations. Within industrials, the Fund's holdings in the global trade and infrastructure themes performed well. Testing and inspection companies SGS (Switzerland) and Intertek (UK) benefitted from solid 2008 results and strong management guidance. Dalian Port, a port company in northeastern China handling both containers and oil and gas shipments, benefitted from the bounce in China PMI and the rise in oil. Finally, the Fund's exposure to the emerging consumer theme within the consumer staples sector drove meaningful outperformance within the sector. Specifically, Carlsberg, the Danish brewer, rose sharply on the back of better-than-expected sales in Russia. Kimberly-Clark de Mexico was another strong performer, benefitting from consumption of necessary items such as toilet paper, diapers and feminine products in Latin America.

Turning to the outlook, while markets have appreciated strongly recently, it is unlikely that they can sustain the momentum they have experienced, nor do we expect the characteristics of this rally to persist. Poorer quality stocks have done very well, and valuations for most of these more speculative securities are unsustainable. Nevertheless, during the first half of 2009, we began to see evidence of a bottoming of the severe inventory cycle that had previously produced a steep decline in industrial production throughout the global economy. This led us to progressively reduce our cash position and the relative defensiveness of the Fund by reducing our exposure to our healthcare, aging population and defensive consumption themes and adding names within the infrastructure, emerging consumer, energy services and capital protection themes. We believe that we will continue to see a gradual improvement in the economy as the bottoming of the inventory cycle, the impact of quantitative easing and stimulus spending take hold. As a result, we anticipate increasing the cyclical exposure in the portfolio as we gain greater visibility on the economic recovery.

In addition, we continue to favor emerging markets Brazil and China. In Brazil, interest rates have fallen to all-time historical lows, inflation is benign and consumers continue to spend at healthy growth rates. Resource-rich Brazil has benefitted from China's return to growth. China's recovery has been earlier and greater than most had expected due largely to significant credit expansion and government spending which will accelerate growth further in the second half of 2009 as more of the stimulus money is spent.

The remainder of the year is likely to reward good security selection, as the momentum driven markets of recent months gives way to a greater emphasis on company fundamentals. The portfolio is focused on companies that can produce stable and growing free cash flow, regardless of the economic environment, run by managements who are committed to using that cash flow to create value for shareholders. We continue to find strong company management benefiting from the long-term themes that we have identified and we believe this is the type of environment that will reward our style of investment.

William Priest
Portfolio Manager

Emily Baker
Portfolio Manager

Michael Welhoelter
Portfolio Manager

IMPORTANT DISCLOSURE STATEMENT

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund's prospectus by calling 1-800-527-9525. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-527-9525.

Information provided with respect to the Fund's Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of June 30, 2009 and are subject to change at any time.

The opinions presented in this document are those of the portfolio manager at the time of this report and may change at any time. Information contained in this document was obtained from sources deemed to be reliable, but no guarantee is made as to the accuracy of such information. Nothing presented in this document may be construed as an offer to purchase or sell any security.

INDEX DEFINITIONS

The S&P EPAC Small Cap Index is an unmanaged index which consists of the smaller capitalization stocks of the Citigroup Broad Market Index, and tracks companies in developed countries in the European and Pacific regions. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

EPOCH INTERNATIONAL SMALL CAP FUND

FUND EXPENSES (UNAUDITED)

FUND EXPENSES EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions made within six months of purchase and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period January 1, 2009 and held for the six months ended June 30, 2009.

ACTUAL EXPENSES EXAMPLE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                                                             Expenses Paid During
                                                                                                                    Period*
                                                    Beginning Account Value       Ending Account Value      January 1, 2009 through
CLASS I SHARES                                          January 1, 2009               June 30, 2009              June 30, 2009


Actual                                                                $ 1,000                 $ 1,161.29                     $ 9.16
Hypothetical (5% return before expenses)                              $ 1,000                 $ 1,016.45                     $ 8.55



                                                                                                             Expenses Paid During
                                                                                                                    Period*
                                                    Beginning Account Value       Ending Account Value      January 1, 2009 through
CLASS P SHARES                                          January 1, 2009               June 30, 2009              June 30, 2009


Actual                                                                $ 1,000                 $ 1,154.83                    $ 10.47
Hypothetical (5% return before expenses)                              $ 1,000                 $ 1,015.20                     $ 9.79


* - Expenses are equal to the Fund's annualized expense ratio of 1.71% for the I Class and 1.96% for the P Class, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.


                       EPOCH INTERNATIONAL SMALL CAP FUND
          PORTFOLIO HOLDINGS, BY COUNTRY, AS PERCENTAGE OF NET ASSETS
                        AS OF JUNE 30, 2009 (UNAUDITED)



                         [ PORTFOLIO HOLDINGS Graphic ]

Brazil                  7.02%
Canada                  2.29%
China                   2.98%
France                  7.90%
Germany                 7.47%
Great Britain           14.81%
Hong Kong               2.94%
Italy                   9.00%
Japan                   22.47%
Norway                  2.69%
Spain                   4.31%
Switzerland             5.52%
Other                   8.57%

           Schedule of InvestmentsEPOCH INTERNATIONAL SMALL CAP FUND
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2009 (UNAUDITED)


   NUMBER                                                                                               % OF             MARKET
  OF SHARES     SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                COMMON STOCKS                                                                              97.97%

                AUSTRALIA                                                                                   0.72%
   274,300      Sino Gold Mining Ltd.*                                                                                  $ 1,144,230
                                                                                                                     --------------

                AUSTRIA                                                                                     1.81%
   15,500       Andritz Ag*                                                                                                 649,664
   41,550       Vienna Insurance Group                                                                                    1,804,424
   11,700       Intercell AG*                                                                                               400,350
                                                                                                                     --------------
                                                                                                                          2,854,438
                                                                                                                     --------------

                BRAZIL                                                                                      7.02%
   117,100      Banco ABC Brasil SA*                                                                                        443,696
   196,200      Brasil Broker Participacoes*                                                                                281,397
     783        Brasil Broker Participacoes Rts*                                                                                  4
   149,320      CIA Brasileira De Meios*                                                                                  1,279,647
   150,650      Diagnosticos DA America SA                                                                                2,635,724
   322,200      Localiza Rent A Car                                                                                       1,982,820
   103,500      MRV Engenharia                                                                                            1,429,165
   287,450      All America Latina Logis                                                                                  1,764,582
   83,020       Redecard SA                                                                                               1,273,041
                                                                                                                     --------------
                                                                                                                         11,090,076
                                                                                                                     --------------

                CANADA                                                                                      2.29%
   20,500       Addax Petroleum Corp.                                                                                       869,756
   345,500      Sherritt International Corp.                                                                              1,557,082
   111,550      Sino-Forest Corp.*                                                                                        1,189,662
                                                                                                                     --------------
                                                                                                                          3,616,500
                                                                                                                     --------------

                CHINA                                                                                       2.98%
    5,000       Baidu, Inc.*                                                                                              1,505,450
  4,394,426     Dalian Port (PDA) Co. Ltd.                                                                                1,780,382
    6,800       Shanda Interactive Entmt Ltd.*                                                                              355,572
   412,000      Shandong Weigao Group                                                                                     1,058,932
                                                                                                                     --------------
                                                                                                                          4,700,336
                                                                                                                     --------------



   NUMBER                                                                                               % OF             MARKET
  OF SHARES     SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------


                AUSTRALIA (continued):

                DENMARK                                                                                     0.69%
   17,000       Carlsberg A/S                                                                                           $ 1,089,559
                                                                                                                     --------------

                FRANCE                                                                                      7.90%
   43,800       Cap Gemini SA                                                                                             1,611,106
   22,625       EDF Energies Nouvelles SA                                                                                 1,121,468
   14,455       Eurofins Scientific                                                                                         847,298
   56,750       Ipsos                                                                                                     1,423,984
   42,750       Publicis Groupe SA*                                                                                       1,302,213
   215,600      Rhodia Reg Pt*                                                                                            1,627,196
   58,000       Technip SA                                                                                                2,836,711
   70,350       Ubisoft Entertainment SA*                                                                                 1,710,506
                                                                                                                     --------------
                                                                                                                         12,480,482
                                                                                                                     --------------

                GERMANY                                                                                     7.47%
    9,408       Axel Springer AG                                                                                            929,763
   27,650       CentrothermPhotovoltaics AG*                                                                              1,193,413
   21,100       Deutsche Boerse AG                                                                                        1,635,071
   27,250       GFK SE                                                                                                      566,874
   151,900      Kontron AG                                                                                                1,948,341
   61,250       Morphosys AG*                                                                                             1,403,815
   160,900      Premiere AG*                                                                                                649,583
    5,050       Puma AG                                                                                                   1,104,125
   15,350       Software AG Darmstadt                                                                                     1,084,704
   131,400      Wirecard AG                                                                                               1,280,166
                                                                                                                     --------------
                                                                                                                         11,795,855
                                                                                                                     --------------

                GREAT BRITAIN                                                                              14.81%
    4,783       Ackermans  van Haaren                                                                                       316,065
   81,850       Aggreko PLC                                                                                                 698,040
   107,700      Amlin Ord Shs                                                                                               535,421
   192,850      Cable  Wireless PLC                                                                                         422,193
   22,250       Cairn Energy PLC*                                                                                           857,097
   119,780      Catlin Group Ltd.                                                                                           632,908
   236,000      Charter International                                                                                     1,680,788
   278,200      Cookson Group *                                                                                           1,195,437
   44,653       Homeserve PLC*                                                                                            1,101,679
   263,450      IntermediateCapital Group *                                                                               2,096,198



   NUMBER                                                                                               % OF             MARKET
  OF SHARES     SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------


                AUSTRALIA (continued):
   94,500       Intertek Group PLC                                                                                      $ 1,621,172
   145,650      Lancashire Holdings Ltd.*                                                                                 1,117,571
   42,800       London Stock Exchange*                                                                                      494,542
   291,600      Meggitt Holdings*                                                                                           760,204
   98,900       Next Group                                                                                                2,389,633
   143,930      SSL International PLC                                                                                     1,226,293
   80,102       TelNet Group Holding*                                                                                     1,697,779
   152,348      Tullow Oil PLC                                                                                            2,349,206
   261,160      Wellstream Holdings PLC                                                                                   2,201,474
                                                                                                                     --------------
                                                                                                                         23,393,700
                                                                                                                     --------------

                GREECE                                                                                      1.97%
   110,250      Hellenic Exchanges SA Holdings*                                                                           1,237,933
   157,418      Intralot SA                                                                                                 959,908
   32,700       National Bank of Greece*                                                                                    907,609
                                                                                                                     --------------
                                                                                                                          3,105,450
                                                                                                                     --------------

                HONG KONG                                                                                   2.94%
  1,006,000     China BlueChemical Ltd.                                                                                     532,186
   527,531      Ind  Comm Bank of China                                                                                     952,922
  2,458,000     Lonking Holdings Ltd.                                                                                     1,192,480
  1,118,750     Peace Mark Holdings Ltd.*                                                                                     1,444
  1,566,000     Vitasoy Int'l Holdings*                                                                                     818,330
   816,000      Zhuzhou CSR Times                                                                                         1,149,726
                                                                                                                     --------------
                                                                                                                          4,647,088
                                                                                                                     --------------

                ITALY                                                                                       9.00%
   56,200       Ansaldo STS SPA                                                                                           1,033,609
   448,450      Astaldi SPA*                                                                                              3,080,322
   362,200      Azimut Holding SPA                                                                                        3,429,729
   572,300      Compagnia Assicura Unipol*                                                                                  669,478
   161,650      Danieli  Co *                                                                                             1,486,502
   67,963       Davide Campari Milano SPA                                                                                   543,518
   128,164      Exor                                                                                                      1,843,315
   30,350       Finmeccanica                                                                                                426,723
   303,600      Maire Technimont SPA*                                                                                       989,489
   12,469       Tod's SPA                                                                                                   709,649
                                                                                                                     --------------
                                                                                                                         14,212,334
                                                                                                                     --------------



   NUMBER                                                                                               % OF             MARKET
  OF SHARES     SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------


                AUSTRALIA (continued):

                JAPAN                                                                                      22.47%
   103,160      Air Water, Inc.                                                                                         $ 1,127,210
     202        Axell Corp.                                                                                                 718,287
   65,000       Daibiru Corp.                                                                                               559,973
   41,095       Daiseki Co. Ltd.                                                                                            905,317
   68,700       Fancl Corp.                                                                                                 836,849
   61,200       Heiwa Corp.                                                                                                 708,057
   46,100       Horiba Ltd.                                                                                               1,111,160
   59,200       House Foods Corp.                                                                                           859,830
   61,400       Japan Digital Labs Co.                                                                                      779,117
     113        Japan Retail Fund Investment                                                                                522,476
   75,750       JGC Corp.                                                                                                 1,176,550
    2,141       Jupiter Telecommunication                                                                                 1,624,727
   93,440       Kansai Paint Co.                                                                                            671,303
   293,000      Keiyo Bank                                                                                                1,533,952
   189,000      Kubota Ltd.*                                                                                              1,561,611
   10,900       Lawson Inc.*                                                                                                479,121
   76,700       Lintec                                                                                                    1,332,668
   50,900       McDonald's Holdings Co. (Japan)*                                                                            944,019
   46,000       Ministop Co. Ltd.                                                                                           740,120
   20,900       Musashino Bank Ltd.                                                                                         702,011
   116,000      Nabtesco Corp. Tokyo                                                                                      1,147,253
   55,100       NIFCO Inc.                                                                                                  854,547
   92,000       Nippon Synthetic Chem                                                                                       854,572
    9,100       Okinawa Electric Power                                                                                      490,566
   17,550       Orix Corp.                                                                                                1,057,075
     311        Osaka Securities Exchange                                                                                 1,492,774
   30,100       Pigeon Corporation*                                                                                         957,984
     630        Seven Bank Ltd.                                                                                           1,651,742
   83,055       Suruga Bank Ltd.                                                                                            794,731
   42,353       Sysmex Corporation                                                                                        1,536,756
   183,000      The Ogaki Kyoritsu Bank Ltd.                                                                                830,956
   57,300       TKC Corporation                                                                                           1,099,547
   85,000       Toshiba Machine Co. Ltd.*                                                                                   314,586
   110,000      Toshiba Plant System Service Co.                                                                          1,247,564
   28,200       Unicharm Petcare Corp.                                                                                      843,427
   29,200       Yamatake Corp.                                                                                              582,729
   39,700       Yoshimoto Kogyo Co. Ltd.                                                                                    394,695
   52,400       Zuken Inc.*                                                                                                 427,522
                                                                                                                     --------------
                                                                                                                         35,473,384
                                                                                                                     --------------



   NUMBER                                                                                               % OF             MARKET
  OF SHARES     SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

8,708,578       MEXICO                                                                                      0.66%
   271,930      Kimberly-Clark de Mexico                                                                                $ 1,037,168
                                                                                                                     --------------

                NETHERLANDS                                                                                 0.41%
   38,121       SBM Offshore NV                                                                                             650,341
                                                                                                                     --------------

                NORWAY                                                                                      2.69%
   273,700      Acergy SA                                                                                                 2,685,416
   152,700      Subsea 7 Inc.*                                                                                            1,555,116
                                                                                                                     --------------
                                                                                                                          4,240,532
                                                                                                                     --------------

                PHILIPPINES                                                                                 0.76%
   24,250       Philippine Long Distance SP ADR                                                                           1,205,710
                                                                                                                     --------------

                PORTUGAL                                                                                    0.76%
   175,560      Jeronimo Martins, SGPS S/A                                                                                1,195,554
                                                                                                                     --------------

                SOUTH KOREA                                                                                 0.26%
   33,900       Daishin Securities Co. Ltd.*                                                                                413,965
                                                                                                                     --------------

                SPAIN                                                                                       4.31%
    1,700       Construcciones Auxiliar*                                                                                    760,434
   111,791      Ebro Puleva SA                                                                                            1,694,020
   54,710       Prosegur, Compania De Seguridad                                                                           1,753,957
   20,750       Red Electrica Corporacion SA                                                                                936,904
   78,050       Viscofan SA                                                                                               1,663,039
                                                                                                                     --------------
                                                                                                                          6,808,354
                                                                                                                     --------------

                SWITZERLAND                                                                                 5.52%
   33,950       Bank Sarasin*                                                                                             1,055,667
   108,150      Clariant*                                                                                                   682,529
    9,500       Helvetia Holding AG                                                                                       2,512,650
   41,013       Paris Re Holdings Ltd.*                                                                                     661,158
   21,119       Sonova Holding AG                                                                                         1,715,554
   122,274      Temenos Group AG *                                                                                        2,081,020
                                                                                                                     --------------
                                                                                                                          8,708,578
                                                                                                                     --------------



   NUMBER                                                                                               % OF             MARKET
  OF SHARES     SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                TAIWAN                                                                                      0.53%
   371,000      Delta Electric Ind. Co. Ltd.*                                                                             $ 842,154
                                                                                                                     --------------

                TOTAL INVESTMENTS
                (Cost: $156,623,561)                                                                       97.97%     $ 154,705,788
                Other assets, net of liabilities                                                            2.03%         3,206,381
                                                                                                    -------------    --------------

                NET ASSETS                                                                                100.00%     $ 157,912,169

ADR- Security represented is held by the custodian bank in the form of American Depository Receipts.

GDR- Security represented is held by the custodian bank in the form of Global Depository Receipts.

* Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceeding the date of the Fund's related balance sheet).


See Notes to Financial Statements


EPOCH INTERNATIONAL SMALL CAP FUND
STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2009 (UNAUDITED)


ASSETS
  Investments at value (identified cost of $156,623,561) (Note 1)                                                     $ 154,705,788
  Cash and cash equivalents                                                                                               1,394,297
  Foreign currency at value (cost of $1,956,003)                                                                          1,959,752
  Receivable for securities sold                                                                                            483,240
  Receivable for capital stock sold                                                                                         196,585
  Dividends receivable                                                                                                      294,898
  Tax reclaim receivable                                                                                                    354,297
  Prepaid expenses                                                                                                           62,463
                                                                                                                     --------------
TOTAL ASSETS                                                                                                            159,451,320
                                                                                                                     --------------

LIABILITIES
  Payable for securities purchased                                                                                        1,164,465
  Payable for capital stock redeemed                                                                                        153,009
  Accrued investment management fees                                                                                        140,641
  Accrued administration and transfer agent fees                                                                              8,190
  Other accrued expenses                                                                                                     72,846
                                                                                                                     --------------
TOTAL LIABILITIES                                                                                                         1,539,151
                                                                                                                     --------------

NET ASSETS                                                                                                            $ 157,912,169
                                                                                                                     ==============

  NET ASSETS CONSIST OF:
  Paid-in-capital applicable to 12,183,516 $0.01 par value shares of beneficial interest outstanding                  $ 282,910,003
  Accumulated net investment income (loss)                                                                                  730,902
  Accumulated net realized gain (loss) on investments and foreign currency transactions                               (123,826,127)
  Net unrealized appreciation (depreciation) of investments and foreign currency                                        (1,902,609)
                                                                                                                     --------------
                                                                                                                      $ 157,912,169
  NET ASSETS                                                                                                         ==============

NET ASSET VALUE PER SHARE
CLASS I
  ($156,372,987 / 12,062,111 shares outstanding; 40,000,000 authorized)                                                     $ 12.96
                                                                                                                     ==============

CLASS P
  ($1,539,182 / 121,405 shares outstanding; 5,000,000 authorized)                                                           $ 12.68
                                                                                                                     ==============


See Notes to Financial Statements

EPOCH INTERNATIONAL SMALL CAP FUND
STATEMENT OF OPERATIONS


SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
  Dividend (net of foreign tax withheld of $230,495)                                                                    $ 2,169,383
  Interest                                                                                                                   14,725
                                                                                                                     --------------
Total investment income                                                                                                   2,184,108
                                                                                                                     --------------

EXPENSES
  Investment management fees (Note 2)                                                                                       695,995
  12b-1 fees, Class P (Note 2)                                                                                                1,515
  Recordkeeping and administrative services (Note 2)                                                                         83,703
  Accounting fees                                                                                                            45,315
  Custodian fees                                                                                                             85,381
  Transfer agent fees (Note 2)                                                                                               34,346
  Professional fees                                                                                                          27,775
  Filing and registration fees (Note 2)                                                                                      23,932
  Directors fees                                                                                                              5,683
  Compliance fees                                                                                                             3,280
  Shareholder servicing and reports (Note 2)                                                                                 22,122
  Other                                                                                                                      52,998
                                                                                                                     --------------
Total expenses                                                                                                            1,082,045
                                                                                                                     --------------
Net investment income (loss)                                                                                              1,102,063
                                                                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES AND RELATED TRANSACTIONS
Net realized gain (loss) on investments                                                                                (64,592,963)
Net realized gain (loss) on foreign currency transactions                                                                  (24,044)
Net increase (decrease) in unrealized appreciation (depreciation) of investments and foreign currencies                  79,957,455
                                                                                                                     --------------
Net realized and unrealized gain (loss) on investments and foreign currencies and related transactions                   15,340,448
                                                                                                                     --------------

                                                                                                                       $ 16,442,511
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                                  ==============



See Notes to Financial Statements

EPOCH INTERNATIONAL SMALL CAP FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                      SIX MONTHS ENDED JUNE       YEAR ENDED
                                                                                      30, 2009 (UNAUDITED)     DECEMBER 31, 2008
                                                                                       ---------------------  ---------------------


INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income (loss)                                                                   $ 1,102,063              $ 900,065
  Net realized gain (loss) on investments and foreign currency transactions                     (64,617,007)           (60,451,165)
  Net increase (decrease) in unrealized appreciation (depreciation) of investments                79,957,455          (123,467,983)
    and foreign currencies                                                             ---------------------  ---------------------
  Increase (decrease) in net assets from operations                                               16,442,511          (183,019,083)
                                                                                       ---------------------  ---------------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
Class I                                                                                                    -              (514,082)
Class P                                                                                                    -                      -
  Net realized gains
Class I                                                                                                    -           (11,611,848)
Class P                                                                                                    -               (87,227)
                                                                                       ---------------------  ---------------------
  Decrease in net assets from distributions                                                                -           (12,213,157)
                                                                                       ---------------------  ---------------------

CAPITAL STOCK TRANSACTIONS (NOTE 5)
  Shares sold
Class I                                                                                           62,659,802            146,022,245
Class P                                                                                              331,582              1,567,723
  Distributions reinvested
Class I                                                                                                    -             12,097,072
Class P                                                                                                    -                 86,760
  Shares redeemed
Class I                                                                                         (72,030,944)          (266,149,543)
Class P                                                                                             (93,389)            (1,889,464)
                                                                                       ---------------------  ---------------------
  Increase (decrease) in net assets from capital stock transactions                              (9,132,949)          (108,265,207)
                                                                                       ---------------------  ---------------------

NET ASSETS
  Increase (decrease) during period                                                                7,309,562          (303,497,447)
  Beginning of period                                                                            150,602,607            454,100,054
                                                                                       ---------------------  ---------------------
  END OF PERIOD (INCLUDING ACCUMULATED NET INVESTMENT INCOME (LOSS) OF $730,902 AND            $ 157,912,169          $ 150,602,607
    $(371,161), RESPECTIVELY)                                                          =====================  =====================


See Notes to Financial Statements


EPOCH INTERNATIONAL SMALL CAP FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS I SHARES
                                                   --------------------------------------------------------------------------------
                                                                                          YEARS ENDED DECEMBER 31,
                                                                        -----------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                     JUNE 30, 2009
                                                    (UNAUDITED)(1)            2008(1)                2007                2006
                                                  ------------------    -------------------    ----------------    ----------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $ 11.16               $ 23.77               $ 23.91             $ 18.26
                                                   ------------          ------------          ------------        ------------
INVESTMENT ACTIVITIES
  Net investment income (loss)                             0.10                  0.06                  0.04              (0.01)
  Net realized and unrealized gain (loss) on               1.70               (11.69)                  3.31                7.00
    investments and foreign currency
    transactions                                   ------------          ------------          ------------        ------------
  TOTAL FROM INVESTMENT ACTIVITIES                         1.80               (11.63)                  3.35                6.99
                                                   ------------          ------------          ------------        ------------
DISTRIBUTIONS
  Net investment income                                       -                (0.04)                (0.01)              (0.02)
  Net realized gain                                           -                (0.94)                (3.48)              (1.32)
                                                   ------------          ------------          ------------        ------------
                                                              -                (0.98)                (3.49)              (1.34)
  TOTAL DISTRIBUTIONS                              ------------          ------------          ------------        ------------
PAID-IN CAPITAL FROM REDEMPTION FEES (NOTE 5)                 -                     -(2)                  -                   -
                                                   ------------          ------------          ------------        ------------

NET ASSET VALUE, END OF PERIOD                          $ 12.96               $ 11.16               $ 23.77             $ 23.91
                                                   ============          ============          ============        ============
                                                                                                          .
TOTAL RETURN                                             16.13%              (48.89%)                14.12%              38.40%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
  Expenses                                                1.71%**               1.49%                 1.45%               1.55%
  Net investment income (loss)                            1.74%**               0.30%                 0.15%               0.11%
Portfolio turnover rate                                  78.68%               106.91%               139.73%              74.83%
Net assets, end of period (000's)                     $ 156,373             $ 149,505             $ 451,242           $ 286,841
* Commencement of operations was January 25,
2005.
** Annualized
(1) Per share amounts calculated using the
average share method.
(2) Less than $0.01 per share.
EPOCH INTERNATIONAL SMALL CAP FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   CLASS I SHARES
                                                                                                                 ------------------

                                                                                                                    PERIOD ENDED
                                                                                                                 DECEMBER 31, 2005*
                                                                                                                 ------------------


NET ASSET VALUE, BEGINNING OF PERIOD                                                                                   $ 15.00
                                                                                                                  ------------
INVESTMENT ACTIVITIES
  Net investment income (loss)                                                                                            0.02
  Net realized and unrealized gain (loss) on investments and foreign currency transactions                                3.24
                                                                                                                  ------------
  TOTAL FROM INVESTMENT ACTIVITIES                                                                                        3.26
                                                                                                                  ------------
DISTRIBUTIONS
  Net investment income                                                                                                      -
  Net realized gain                                                                                                          -
                                                                                                                  ------------
                                                                                                                             -
  TOTAL DISTRIBUTIONS                                                                                             ------------
PAID-IN CAPITAL FROM REDEMPTION FEES (NOTE 5)                                                                                -
                                                                                                                  ------------

NET ASSET VALUE, END OF PERIOD                                                                                         $ 18.26
                                                                                                                  ============

TOTAL RETURN                                                                                                            21.73%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
  Expenses                                                                                                               1.73%**
  Net investment income (loss)                                                                                           0.13%**
Portfolio turnover rate                                                                                                 48.91%
Net assets, end of period (000's)                                                                                    $ 115,681
* Commencement of operations was January 25, 2005.
** Annualized
(1) Per share amounts calculated using the average share method.
(2) Less than $0.01 per share.


See Notes to Financial Statements


EPOCH INTERNATIONAL SMALL CAP FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS P SHARES
                                                          -------------------------------------------------------------------------
                                                                                  YEARS ENDED DECEMBER 31,
                                                                             ---------------------------------
                                                         SIX MONTHS ENDED                                            PERIOD ENDED
                                                           JUNE 30, 2009                                             DECEMBER 31,
                                                          (UNAUDITED)(1)         2008(1)             2007               2006*
                                                         ----------------    ---------------    --------------    -----------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $ 10.98              $ 23.39           $ 23.49           $ 21.20
                                                          ----------          -----------        ----------        ----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                                  0.08                 0.03            (0.04)            (0.02)
  Net realized and unrealized gain (loss) on                    1.62              (11.51)              3.39              3.63
    investments and foreign currency transactions         ----------          -----------        ----------        ----------
                                                                1.70              (11.48)              3.35              3.61
TOTAL FROM INVESTMENT ACTIVITIES                          ----------          -----------        ----------        ----------
DISTRIBUTIONS
  Net investment income                                            -                    -            (0.01)                 -(2)
  Net realized gain                                                -               (0.94)            (3.48)            (1.32)
                                                          ----------          -----------        ----------        ----------
                                                                   -               (0.94)            (3.49)            (1.32)
TOTAL DISTRIBUTIONS                                       ----------          -----------        ----------        ----------
PAID-IN CAPITAL FROM REDEMPTION FEES (NOTE 5)                      -                 0.01              0.04                 -
                                                          ----------          -----------        ----------        ----------

NET ASSET VALUE, END OF PERIOD                               $ 12.68              $ 10.98           $ 23.39           $ 23.49
                                                          ==========          ===========        ==========        ==========

TOTAL RETURN                                                  15.48%             (49.01%)            14.54%            17.10%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
  Expenses                                                     1.96%**              1.74%             1.70%             1.80%**
  Net investment income (loss)                                 1.49%**              0.17%           (0.10%)           (0.41%)**
Portfolio turnover rate                                       78.68%              106.91%           139.73%            74.83%
Net assets, end of period (000's)                            $ 1,539              $ 1,098           $ 2,858             $ 268
* Commencement of operations was August 2, 2006.
**Annualized
(1) Per share amounts calculated using the average share method.
(2) Less than $0.01 per share.


See Notes to Financial Statements

EPOCH INTERNATIONAL SMALL CAP FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2009 (UNAUDITED)
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Epoch International Small Cap Fund (the "Fund") is a series of The World Funds, Inc. ("TWF"), which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was established on January 25, 2005 as a series of TWF, which has allocated to the Fund 50,000,000 (Class I: 40,000,000; Class P:
5,000,000; Class A: 5,000,000) of its 1,050,000,000 shares of $.01 par value common stock. The Fund currently offers two Classes of shares (Class I and Class P).

     The objective of the Fund is to achieve long-term capital appreciation by investing in a diversified portfolio consisting primarily of equity securities. Equity securities consist of common stock, depository receipts, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks. Normally, the Fund will invest at least 80% of its net assets in the equity securities of "small capitalization" companies located outside of the United States.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION

     The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) or included in the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Portfolio securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

     The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

                       LEVEL 1                                   LEVEL 2                                LEVEL 3
                 QUOTED PRICES       OTHER SIGNIFICANT OBSERVABLE INPUTS        SIGNIFICANT UNOBSERVABLE INPUTS               TOTAL
                 -------------       -----------------------------------        -------------------------------       -------------

Common           $ 154,705,788                                       $ -                                    $ -       $ 154,705,788
Stocks           =============       ===================================        ===============================       =============


     Refer to the Fund's Schedule of Investments for a listing of the securities by security type and country.

     On January 1, 2009, the Fund adopted Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 amends and expands disclosures about derivative instruments and hedging activities. SFAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management has determined that the adoption of SFAS 161 had no impact on the Fund's financial statements.

SECURITY TRANSACTIONS AND INCOME

     Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

ACCOUNTING ESTIMATES

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

     The Fund intends to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to its shareholders. Therefore, no federal income tax provision is required.

     The Fund adopted the provisions of Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes" on January 1, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. FIN 48 requires management of the Fund to analyze all open tax years, fiscal years 2005-2008 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six months ended June 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. Interest and penalties, if any, associated with any federal or state income tax obligations, are recorded as income tax expense.

RECLASSIFICATION OF CAPITAL ACCOUNTS

     Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. There were no reclassifications at June 30, 2009.

CLASS NET ASSET VALUES AND EXPENSES

     All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable to each class.

CURRENCY TRANSLATION

     The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

FORWARD FOREIGN CURRENCY CONTRACTS

     In order to settle foreign security transactions and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Fund enters into forward currency contracts which obligate them to exchange currencies at specified future dates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. There were no open forward foreign currency contracts at June 30, 2009.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Agreement, the Advisor, Epoch Investment Partners, Inc. ("EIP"), provides investment advisory services for an annual fee of 1.10% on the average daily net assets of the Fund. For the six months ended June 30, 2009, EIP earned $695,995 in advisory fees.

     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Class P shares of the Fund may finance activities which are primarily intended to result in the sale of the Fund's Class P shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund may incur such distribution expenses at the rate of 0.25% per annum on the Fund's P Class average daily net assets. For the six months ended June 30, 2009, there were $1,515 of 12b-1 fees incurred by the Fund's Class P shares.
     First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the six months ended June 30, 2009, FDCC received no fees and commissions from the sale of Fund shares. A 2% redemption fee is charged for certain redemptions made within six months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. For the six months ended June 30, 2009, there were no redemption fees.

     Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives an asset-based fee based on the Fund's average daily net assets. For the six months ended June 30, 2009, CSS earned $83,703 for its services, of which $2,869 was due from the Fund as of June 30, 2009. Additionally, the Fund compensates CSS for blue-sky and certain shareholder services on an hourly rate basis. CSS received $1,068 of the $22,122 in shareholder services and reports expense incurred and $4,350 of the $23,932 of filing and registration fees incurred for hourly services provided to the Fund.

     Commonwealth Fund Services, Inc. ("CFSI") is the Fund's transfer and dividend disbursing agent. For the six months ended June 30, 2009, CFSI earned $34,346 for its services, of which $5,321 was due from the Fund as of June 30, 2009.

     Certain officers and/or an interested director of the Fund are also officers and/or directors of FDCC, CSS, and CFSI.

NOTE 3 - INVESTMENTS

     The cost of purchases and proceeds from the sales of securities other than short-term notes for the six months ended June 30, 2009 were $102,504,159 and $112,001,963, respectively.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

     The tax character of distributions during the six months ended June 30, 2009 and the year ended December 31, 2008, respectively, was as follows:

                                                                                                Six months
                                                                                                     ended
                                                                                             June 30, 2009               Year ended
                                                                                               (unaudited)        December 31, 2008
                                                                                            --------------  -----------------------

Distributions paid from:
Ordinary income*                                                                                       $ -              $ 5,134,589
Long term capital gains                                                                                  -                7,078,568
                                                                                            --------------  -----------------------
                                                                                                       $ -             $ 12,213,157
                                                                                            ==============  =======================


     *For tax purposes, short-term capital gains distributions are considered ordinary income.

NOTE 5 - CAPITAL STOCK TRANSACTIONS

     Capital stock transactions for the Fund were:


                                                                               CLASS I                          CLASS P
                                                                           SIX MONTHS ENDED                SIX MONTHS ENDED
                                                                      JUNE 30, 2009 (UNAUDITED)        JUNE 30, 2009 (UNAUDITED)
                                                                   -------------------------------  -------------------------------
                                                                            SHARES           VALUE           SHARES           VALUE
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                              5,657,879    $ 62,659,802           30,017       $ 331,582
Shares reinvested                                                                -               -                -               -
Shares redeemed                                                        (6,987,078)    (72,030,944)          (8,531)        (93,389)
                                                                    --------------  --------------   --------------  --------------
Net increase (decrease)                                                (1,329,199)   $ (9,371,142)           21,486       $ 238,193
                                                                    ==============  ==============   ==============  ==============



                                                                               CLASS I                          CLASS P
                                                                              YEAR ENDED                      YEAR ENDED
                                                                          DECEMBER 31, 2008                DECEMBER 31, 2008
                                                                   -------------------------------  -------------------------------
                                                                            SHARES           VALUE           SHARES           VALUE
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                              7,538,987   $ 146,022,245           80,931     $ 1,567,723
Shares reinvested                                                        1,088,845      12,097,072            7,938          86,760
Shares redeemed (a)                                                   (14,218,416)   (266,149,543)        (111,162)     (1,889,464)
                                                                    --------------  --------------   --------------  --------------
Net increase (decrease)                                                (5,590,584)               $         (22,293)     $ (234,981)
                                                                                     (108,030,226)
                                                                    ==============  ==============   ==============  ==============


     (a)Net of redemption fees of $791 for Class P.

NOTE 6 - SUBSEQUENT EVENTS

     At a special meeting of the Board of Directors of The World Funds, Inc. (the "Board") held on July 7, 2009, the Board approved an agreement and plan of reorganization (the "Reorganization Agreement") providing for the reorganization of Epoch International Small Cap Fund into a newly-created corresponding MainStay Fund, MainStay Epoch International Small Cap Fund.

     The Reorganization Agreement is subject to certain closing conditions, including approval by shareholders of the Fund, and certain termination rights, including the Board's right to terminate the Reorganization Agreement with respect to the Fund if it determines that proceeding with the Reorganization is inadvisable for the Fund. If shareholders of the Fund approve the Reorganization Agreement, all of the assets of the Fund will be transferred to the corresponding MainStay Fund and shareholders of the Fund will receive shares of a designated class of the corresponding MainStay Fund in exchange for their shares. The Fund's Class P Shares and Class I Shares will be exchanged for Class A Shares and Class I Shares, respectively, of the corresponding MainStay Fund. The Reorganization is expected to be a tax-free transaction. After the Reorganization, New York Life Investment Management LLC ("New York Life Investments") will serve as investment adviser and Epoch Investment Partners, Inc. ("Epoch"), the current investment adviser for the Fund, will serve as investment sub-adviser for the MainStay Fund. New York Life Investments and Epoch have agreed to assume the costs of the Reorganization.
     Shareholders of the Fund are scheduled to vote on the proposal relating to the Reorganization at a special meeting of shareholders currently expected to be held October 30, 2009. Fund shareholders as of August 28, 2009 should expect to receive a proxy statement (which contains important information about fees, expenses and risk considerations) relating to the proposed Reorganization. If approved by Epoch International Small Cap Fund shareholders, the Reorganization is expected to occur in the fourth quarter of 2009.

     Management has evaluated all transactions and events subsequent to the date of the balance sheet through August 31, 2009, the date on which these financial statements were available to be issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

EPOCH INTERNATIONAL SMALL CAP

SUPPLEMENTAL INFORMATION (UNAUDITED)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov. QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT ADVISER:

Epoch Investment Partners, Inc.
640 Fifth Avenue, 18th Floor
New York, New York 10019

DISTRIBUTOR:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

TRANSFER AGENT:

For account information, wire purchase or redemptions, call or write to Epoch International Small Cap Fund's Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

MORE INFORMATION:

For 24 hours, 7 days a week price information, and for information on investment plans and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.

                       SEMI-ANNUAL REPORT TO SHAREHOLDERS

                       EPOCH INTERNATIONAL SMALL CAP FUND

                       A series of The World Funds, Inc.
                         A "Series" Investment Company


               FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)

EPSYX SEMI-ANNUAL SHAREHOLDER LETTER

SIX MONTHS ENDING JUNE 2009

Dear Shareholder:

The Net Asset Value (NAV) of Epoch's Global Equity Shareholder Yield Fund ("the Fund") rose by 1.9% for the six-month period ending June 30, 2009. Global equity markets, as measured by the S&P Developed BMI Index rose by 8.2% over the same period.

Market activity during the period can be broken down into roughly two equal periods: most of the first quarter was characterized by weakness due to continuing concerns about the real economy implications of the loss of value in stock markets and housing markets. By contrast, the second quarter saw markets rally sharply, as investors responded positively to the greater than $2 trillion monetary and fiscal policy initiatives by central banks and governments around the world. Capital markets gradually re-opened and interest rate spreads narrowed while commodity prices stabilized and the U.S. dollar weakened against many other currencies, further signs that investors were growing more confident that deflation risks were abating. The probability of "financial armageddon" was reduced significantly, and investors, seeing the responses take hold, bid up the equity markets anticipating a real economic recovery in the second half of this year.

In this environment, the Fund lagged the benchmarks as markets moved from considerable weakness to extreme momentum with little apparent relationship to fundamentals in a very short period of time. Lower quality stocks, smaller stocks and cyclical stocks all performed very well. In addition, markets located in the developing world also rebounded sharply. The high quality names we have invested in successfully since inception of the Fund did not perform as well as these stocks over this most recent period.

Additionally, the portfolio's substantial underweight of financial stocks impacted performance negatively, as many recorded exceptional gains. The fundamental backdrop for this sector has not improved in our view, and if anything has actually become much worse in many areas around the world. Despite this, the twin factors of relief that further nationalization of U.S. financials would not feature in Washington's approach to the problem, plus the publication of the relatively benign results of the so-called "stress tests" in the U.S. and the U.K. led investors to believe that the worst was over. Our view remains that for many financial companies while there is relief from low interest rates and wide spreads, they face continuing challenges from growing defaults and slowing demand for new credit. This is especially true for the U.
S. and Europe.

Also contributing to the Fund's underperformance was the relatively weak returns of the telecoms and utilities stocks. Both sectors have a large representation in the portfolio currently as they meet our criteria and pay good dividends. While this has been of benefit over the past two years, in the very short term this has been a drag on performance.

We retain an overall defensive stance with low exposure to the consumer, the industrial cycle and to credit risk. By contrast, the portfolio has significant exposure to more stable businesses. We did make modest changes to increase the economic sensitivity of the portfolio by adding to the weightings of selected financial and industrial stocks, and financing those via sales in materials, telecoms and utilities sectors. In addition, within financials, we added Gallagher, SCOR and NYSE Euronext, as we still remain very cautious about adding to financials that lack transparency, but are more comfortable with insurance and stock exchanges. Insurance in particular should benefit from narrowing spreads as well as hardening rates, which we see in a number of markets.

Turning to the outlook, as noted, our view is that "financial armageddon" is off the table and a modest recovery may soon start. If this happens, it will likely be largely technical in nature as any near term growth largely reflects an inventory rebuild and the initial effects of the stimulus packages implemented earlier this year. It is quite likely we will see GDP rise in Q3 and Q4 from the similar period levels of a year ago. Growth next year, however, will be subdued as the consumer struggles (rising savings rate, rising unemployment, rising taxes, and falling housing values), capital spending remains weak (a large global output gap and consequently little pricing power within the consumer and industrial sectors), and lower levels of global trade activity. There are considerable headwinds facing markets, not the least of which is considerable uncertainty relating to the outlook for earnings.

A major shift in investment focus will continue the path begun earlier this decade. The use of accounting metrics such as price-to-book and price-to-earnings, and reversion to the mean assumptions will give way to free cash flow analytics. The latter is at the heart of the corporate capital budgeting process and private equity capital allocations. P/E ratios are unlikely to expand in a world where interest rates are more likely to rise than fall. Earnings growth mirrors growth in nominal GDP, and that trend is likely to be muted over the next few years. Hence, we think that our focus on companies with leading market positions and the flexibility to remain competitive and have strong balance sheets will prove to be a winning strategy going forward.

William Priest
Portfolio Manager

Eric Sappenfield
Portfolio Manager

Michael Welhoelter
Portfolio Manager

IMPORTANT DISCLOSURE STATEMENT

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund's prospectus by calling 1-800-527-9525. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-527-9525.

Information provided with respect to the Fund's Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of June 30, 2009 and are subject to change at any time.

The opinions presented in this document are those of the portfolio manager at the time of this report and may change at any time. Information contained in this document was obtained from sources deemed to be reliable, but no guarantee is made as to the accuracy of such information. Nothing presented in this document may be construed as an offer to purchase or sell any security.

INDEX DEFINITIONS

The S&P Developed BMI Index is a subset of the Global BMI Index, which is an unmanaged index that reflects the stock markets of over 30 countries and over 9,000 securities with values expressed in U.S. dollars. The Developed BMI Index represents the developed market portion of the broader index and consists of all publicly listed equities with float-adjusted market values of US $100 million or more and annual dollar traded value of at least US $50 million within developed markets.

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND

FUND EXPENSES (UNAUDITED)


FUND EXPENSES EXAMPLE
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2009 and held for the six months ended June 30, 2009.

ACTUAL EXPENSES EXAMPLE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per six months before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


                                                                                                             EXPENSES PAID DURING
                                                                                                                    PERIOD*
                                                    BEGINNING ACCOUNT VALUE       ENDING ACCOUNT VALUE      JANUARY 1, 2009 THROUGH
CLASS I SHARES                                          JANUARY 1, 2009               JUNE 30, 2009              JUNE 30, 2009


Actual                                                                $ 1,000                 $ 1,018.60                     $ 5.01
Hypothetical (5% return before expenses)                              $ 1,000                 $ 1,020.00                     $ 5.01



                                                                                                             EXPENSES PAID DURING
                                                                                                                    PERIOD*
                                                    BEGINNING ACCOUNT VALUE       ENDING ACCOUNT VALUE      JANUARY 1, 2009 THROUGH
CLASS P SHARES                                          JANUARY 1, 2009               JUNE 30, 2009              JUNE 30, 2009


Actual                                                                $ 1,000                 $ 1,018.30                     $ 6.26
Hypothetical (5% return before expenses)                              $ 1,000                 $ 1,018.75                     $ 6.26


* - Expenses are equal to the Fund's annualized expense ratio of 1.00% for Class I and 1.25% for Class P, respectively, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal six months, divided by 365 days in the current year.


                   EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
          PORTFOLIO HOLDINGS, BY COUNTRY, AS PERCENTAGE OF NET ASSETS
                        AS OF JUNE 30, 2009 (UNAUDITED)



                         [ PORTFOLIO HOLDINGS Graphic ]

United States   49.59%
Great Britain   14.31%
France  6.66%
Italy   3.09%
Australia       2.85%
Canada  1.92%
Belgium 3.07%
Switzerland     3.49%
Spain   1.80%
Other Countries 8.26%

       Schedule of InvestmentsEPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2009 (UNAUDITED)


   NUMBER                                                                                               % OF             MARKET
  OF SHARES     SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                COMMON STOCKS                                                                              95.04%

                AUSTRALIA                                                                                   2.85%
   57,700       BHP Billiton Limited ADR                                                                                $ 3,157,921
   276,600      Lion Nathan Ltd.                                                                                          2,577,171
   523,700      Toll Holdings Ltd.*                                                                                       2,635,847
   108,802      Westpac Banking Corp.                                                                                     1,774,270
                                                                                                                     --------------
                                                                                                                         10,145,209
                                                                                                                     --------------

                AUSTRIA                                                                                     0.52%
   118,700      Telekom Austria AG*                                                                                       1,853,625
                                                                                                                     --------------

                BELGIUM                                                                                     3.07%
   228,800      Anheuser-Busch Inbev Strip VVPR                                                                                 962
   83,150       Belgacom SA                                                                                               2,649,984
   155,900      Anheuser-Busch Inbev                                                                                      5,625,236
   42,800       Mobistar*                                                                                                 2,635,070
                                                                                                                     --------------
                                                                                                                         10,911,252
                                                                                                                     --------------

                BRAZIL                                                                                      1.16%
   100,620      CIA Brasileira de Meios*                                                                                    862,296
   213,100      Redecard SA                                                                                               3,267,707
                                                                                                                     --------------
                                                                                                                          4,130,003
                                                                                                                     --------------

                CANADA                                                                                      1.92%
   113,100      Manitoba Telecom Services, Inc.                                                                           3,314,111
   208,800      Shaw Comm Inc.                                                                                            3,516,216
                                                                                                                     --------------
                                                                                                                          6,830,327
                                                                                                                     --------------

                FRANCE                                                                                      6.66%
   46,300       Air Liquide                                                                                               4,225,856
   233,900      France Telecom SA                                                                                         5,298,557
   129,500      Scor SE                                                                                                   2,652,199
   66,100       Total SA                                                                                                  3,565,518
   81,100       Vinci                                                                                                     3,636,246
   180,600      Vivendi                                                                                                   4,312,667
                                                                                                                     --------------
                                                                                                                         23,691,043
                                                                                                                     --------------



   NUMBER                                                                                               % OF             MARKET
  OF SHARES     SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                GERMANY                                                                                     1.66%
   44,700       BASF AG                                                                                                 $ 1,775,171
   52,550       RWE AG                                                                                                    4,131,847
                                                                                                                     --------------
                                                                                                                          5,907,018
                                                                                                                     --------------

                GREAT BRITAIN                                                                              14.31%
   182,700      Astrazeneca PLC Sponsored ADR                                                                             8,064,378
   79,300       BP PLC Sponsored ADR                                                                                      3,781,024
   131,500      British American Tobacco                                                                                  3,618,552
   122,800      Diageo PLC Sponsored ADR                                                                                  7,030,300
   219,600      Imperial Tobacco Group*                                                                                   5,699,706
   519,950      National Grid                                                                                             4,682,295
   106,800      Next Group *                                                                                              2,580,514
   353,900      Pearson PLC                                                                                               3,547,867
   197,300      Scottish  Southern Energy*                                                                                3,696,272
   564,459      United Utilities                                                                                          4,614,258
  1,868,100     Vodafone Group PLC                                                                                        3,601,147
                                                                                                                     --------------
                                                                                                                         50,916,313
                                                                                                                     --------------

                ITALY                                                                                       3.09%
   732,600      Enel S.p.A.                                                                                               3,563,547
   96,700       Eni S.p.A. - ADR                                                                                          4,584,547
   860,600      Terna S.p.A.                                                                                              2,865,174
                                                                                                                     --------------
                                                                                                                         11,013,268
                                                                                                                     --------------

                NETHERLANDS                                                                                 1.00%
   70,600       Royal Dutch Shell PLC ADR A                                                                               3,543,414
                                                                                                                     --------------

                NORWAY                                                                                      1.17%
   209,800      Statoilhydro ASA - ADR                                                                                    4,147,746
                                                                                                                     --------------

                PHILIPPINES                                                                                 1.07%
   76,531       Philippine Long Distance - ADR                                                                            3,805,121
                                                                                                                     --------------

                SPAIN                                                                                       1.80%
   283,300      Telefonica SA                                                                                             6,401,735
                                                                                                                     --------------

                SWITZERLAND                                                                                 3.49%
   162,500      Nestle SA                                                                                                 6,117,295
   20,500       Wisdom AG                                                                                                 6,289,558
                                                                                                                     --------------
                                                                                                                         12,406,853
                                                                                                                     --------------



   NUMBER                                                                                               % OF             MARKET
  OF SHARES     SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                TAIWAN                                                                                      1.68%
   186,571      Chunghwa Telecom Co. Ltd. ADR*                                                                          $ 3,699,703
  1,291,696     Far Eastone Tele Co. Ltd.*                                                                                1,513,276
   65,000       Mediatek, Inc.*                                                                                             776,356
                                                                                                                     --------------
                                                                                                                          5,989,335
                                                                                                                     --------------

                UNITED STATES                                                                              49.59%
   372,400      Altria Group, Inc.                                                                                        6,103,636
   121,800      Arthur J. Gallagher  Co.                                                                                  2,599,212
   230,055      ATT, Inc.                                                                                                 5,714,566
   88,400       Automatic Data Processing                                                                                 3,132,896
   83,850       Ball Corp.*                                                                                               3,786,666
   214,400      Bristol Myers Squibb Co.                                                                                  4,354,464
   150,300      Centurytel, Inc.                                                                                          4,614,210
   39,300       Chevron Corp.                                                                                             2,603,625
   55,000       Conocophillips                                                                                            2,313,300
   38,600       Davita Inc.*                                                                                              1,909,156
   44,200       Diamond Offshore Drilling, Inc.                                                                           3,670,810
   86,300       Du Pont E I De Nemours  Co.                                                                               2,211,006
   356,350      Duke Energy Co.                                                                                           5,199,146
   109,600      Emerson Electric Co.                                                                                      3,551,040
   44,500       Exxon Mobil Corp.                                                                                         3,110,995
   254,400      Frontier Communications Corp.                                                                             1,816,416
   133,600      Genuine Parts Co.                                                                                         4,483,616
   73,100       HJ Heinz Co.                                                                                              2,609,670
   129,800      Honeywell International, Inc.                                                                             4,075,720
   63,000       International Flavors  Fragrances                                                                         2,061,360
   109,600      Johnson  Johnson                                                                                          6,225,280
   38,600       Kellogg Co.                                                                                               1,797,602
   68,200       Kimberly Clark                                                                                            3,575,726
   74,100       Kinder Morgan Energy Partners                                                                             3,787,992
   140,600      Kraft Foods, Inc. Class A                                                                                 3,562,804
   89,800       Lorillard, Inc.                                                                                           6,085,746
   60,900       McDonalds Corp.                                                                                           3,501,141
   138,200      Merck  Co.                                                                                                3,864,072
   224,100      Microsoft Corp.                                                                                           5,326,857
   167,700      New York Community Bancorp                                                                                1,792,713
   75,500       Nicor Inc.                                                                                                2,613,810
   231,800      Nisource, Inc.                                                                                            2,702,788
   111,700      NSTAR                                                                                                     3,586,687
   78,300       NYSE Euronext                                                                                             2,133,675
   128,100      OGE Energy Corp.                                                                                          3,627,792
   92,200       Oneok Inc.                                                                                                2,718,978



   NUMBER                                                                                               % OF             MARKET
  OF SHARES     SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------


                UNITED STATES (continued):
   87,000       Oracle Corp.                                                                                            $ 1,863,540
   65,400       Paychex, Inc.                                                                                             1,648,080
   146,500      Philip Morris International                                                                               6,390,330
   98,500       Progress Energy, Inc.                                                                                     3,726,255
   46,300       Reynolds American, Inc.                                                                                   1,788,106
   115,900      Scana Corp.                                                                                               3,763,273
   146,900      Southern Company                                                                                          4,577,404
   166,000      SUPERVALU INC.                                                                                            2,149,700
   187,600      Teco Energy, Inc.                                                                                         2,238,068
   79,700       Vectren Corp.                                                                                             1,867,371
   63,000       Ventas, Inc.                                                                                              1,881,180
   207,100      Verizon Communications                                                                                    6,364,183
   94,700       Waste Management, Inc.                                                                                    2,666,752
   141,250      Westar Energy, Inc.                                                                                       2,651,262
   81,400       WGL Holdings, Inc.                                                                                        2,606,428
   419,300      Windstream Corp.                                                                                          3,505,348
                                                                                                                     --------------
                                                                                                                        176,512,454
                                                                                                                     --------------

                TOTAL INVESTMENTS
                (Cost: $381,734,537)                                                                       95.04%     $ 338,204,716
                Other assets, net of liabilities                                                            4.96%        17,649,690
                                                                                                    -------------    --------------

                NET ASSETS                                                                                100.00%     $ 355,854,406

ADR- Security represented is held by the custodian bank in the form of American Depository Receipts.

GDR- Security represented is held by the custodian bank in the form of Global Depository Receipts.

* Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund's related balance sheet).


See Notes to Financial Statements


EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2009 (UNAUDITED)


ASSETS
  Investments at value (identified cost of $381,734,537) (Note 1)                                                     $ 338,204,716
  Cash and cash equivalents                                                                                              11,445,495
  Foreign currency, at value (cost of $4,548,377)                                                                         4,552,540
  Receivable for securities sold                                                                                          2,291,827
  Receivable for capital stock sold                                                                                         508,969
  Dividends receivable                                                                                                    1,426,490
  Tax reclaim receivable                                                                                                    471,342
  Prepaid expenses                                                                                                           83,841
                                                                                                                     --------------
TOTAL ASSETS                                                                                                            358,985,220
                                                                                                                     --------------

LIABILITIES
  Payable for securities purchased                                                                                        2,588,319
  Payable for capital stock redeemed                                                                                        249,618
  Accrued investment management fees                                                                                        201,911
  Accrued 12b-1 fees                                                                                                         11,974
  Accrued administration and transfer agent fees                                                                              7,621
  Other accrued expenses                                                                                                     71,371
                                                                                                                     --------------
TOTAL LIABILITIES                                                                                                         3,130,814
                                                                                                                     --------------

NET ASSETS                                                                                                            $ 355,854,406
                                                                                                                     ==============

  NET ASSETS CONSIST OF:
  Paid-in-capital applicable to 30,812,685 $0.01 par value shares of beneficial interest outstanding                  $ 542,718,853
  Accumulated net investment income (loss)                                                                                2,506,405
  Accumulated net realized gain (loss) on investments and foreign currency transactions                               (145,856,959)
  Net unrealized appreciation (depreciation) of investments and foreign currency                                       (43,513,893)
                                                                                                                     --------------
                                                                                                                      $ 355,854,406
  NET ASSETS                                                                                                         ==============

NET ASSET VALUE PER SHARE
CLASS I
  ($332,542,787 / 28,794,930 shares outstanding; 40,000,000 authorized)                                                     $ 11.55
                                                                                                                     ==============

CLASS P
  ($23,311,619 / 2,017,755 shares outstanding; 5,000,000 authorized)                                                        $ 11.55
                                                                                                                     ==============


See Notes to Financial Statements

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
STATEMENT OF OPERATIONS


SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
  Dividend (net of foreign tax withheld of $656,573)                                                                    $ 9,034,867
  Interest                                                                                                                   24,592
                                                                                                                     --------------
Total investment income                                                                                                   9,059,459
                                                                                                                     --------------

EXPENSES
  Investment management fees (Note 2)                                                                                     1,051,838
  12b-1 fees, Class P (Note 2)                                                                                               23,839
  Recordkeeping and administrative services (Note 2)                                                                         96,174
  Accounting fees                                                                                                            55,558
  Custodian fees                                                                                                             50,400
  Transfer agent fees (Note 2)                                                                                               59,055
  Professional fees                                                                                                          23,906
  Filing and registration fees (Note 2)                                                                                      20,382
  Directors fees                                                                                                              5,683
  Compliance fees                                                                                                             3,497
  Shareholder servicing and reports (Note 2)                                                                                 22,032
  Other                                                                                                                     114,816
                                                                                                                     --------------
Total expenses                                                                                                            1,527,180
                                                                                                                     --------------
Net investment income (loss)                                                                                              7,532,279
                                                                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES AND RELATED TRANSACTIONS
Net realized gain (loss) on investments                                                                                (47,829,141)
Net realized gain (loss) on foreign currency transactions                                                               (1,375,478)
Net increase (decrease) in unrealized appreciation (depreciation) of investments and foreign currencies                  48,767,566
                                                                                                                     --------------
Net realized and unrealized gain (loss) on investments and foreign currencies and related transactions                    (437,053)
                                                                                                                     --------------

                                                                                                                        $ 7,095,226
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                                  ==============


See Notes to Financial Statements

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                      SIX MONTHS ENDED JUNE       YEAR ENDED
                                                                                      30, 2009 (UNAUDITED)     DECEMBER 31, 2008
                                                                                       ---------------------  ---------------------


INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income (loss)                                                                   $ 7,532,279           $ 22,203,158
  Net realized gain (loss) on investments and foreign currency transactions                     (49,204,619)          (100,701,531)
  Net increase (decrease) in unrealized appreciation (depreciation) of investments                48,767,566          (109,475,635)
    and foreign currencies                                                             ---------------------  ---------------------
  Increase (decrease) in net assets from operations                                                7,095,226          (187,974,008)
                                                                                       ---------------------  ---------------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
Class I                                                                                          (5,408,513)           (17,605,363)
Class P                                                                                            (354,203)              (541,418)
  Net realized gains
Class I                                                                                                    -            (2,080,618)
Class P                                                                                                    -              (115,391)
  Return of capital
Class I                                                                                                    -            (1,641,966)
Class P                                                                                                    -               (51,670)
                                                                                       ---------------------  ---------------------
  Decrease in net assets from distributions                                                      (5,762,716)           (22,036,426)
                                                                                       ---------------------  ---------------------

CAPITAL STOCK TRANSACTIONS (NOTE 5)
  Shares sold
Class I                                                                                          116,421,023            364,204,472
Class P                                                                                            6,994,470             10,258,331
  Distributions reinvested
Class I                                                                                            4,934,376             20,352,203
Class P                                                                                              329,861                626,962
  Shares redeemed
Class I                                                                                         (87,262,839)          (419,566,045)
Class P                                                                                            (887,952)            (6,491,410)
                                                                                       ---------------------  ---------------------
  Increase (decrease) in net assets from capital stock transactions                               40,528,939           (30,615,487)
                                                                                       ---------------------  ---------------------

NET ASSETS
  Increase (decrease) during period                                                               41,861,449          (240,625,921)
  Beginning of period                                                                            313,992,957            554,618,878
                                                                                       ---------------------  ---------------------

  END OF PERIOD (INCLUDING ACCUMULATED NET INVESTMENT INCOME (LOSS) OF $2,506,405              $ 355,854,406          $ 313,992,957
    AND $736,842, RESPECTIVELY)                                                        =====================  =====================








See Notes to Financial Statements


EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS I SHARES
                                                -----------------------------------------------------------------------------------
                                                                                        YEARS ENDED DECEMBER 31,
                                                                      -------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                  JUNE 30, 2009
                                                  (UNAUDITED)(1)           2008(1)                  2007                 2006
                                                ------------------   -------------------    -------------------    ----------------

NET ASSET VALUE, BEGINNING OF PERIOD                 $ 11.53               $ 17.75                $ 18.02               $ 14.92
                                                ------------          ------------           ------------          ------------
INVESTMENT ACTIVITIES
  Net investment income (loss)                          0.27                  0.66                   0.77                  0.63
  Net realized and unrealized gain (loss)             (0.06)                (6.24)                   0.72                  3.13
    on investments and foreign currency
    transactions                                ------------          ------------           ------------          ------------
                                                        0.21                (5.58)                   1.49                  3.76
  TOTAL FROM INVESTMENT ACTIVITIES              ------------          ------------           ------------          ------------
DISTRIBUTIONS
  Net investment income                               (0.19)                (0.51)                 (0.77)                (0.63)
  Net realized gain                                        -                (0.08)                 (0.99)                (0.03)
  Return of capital                                        -                (0.05)                      -                     -
                                                ------------          ------------           ------------          ------------
                                                      (0.19)                (0.64)                 (1.76)                (0.66)
  TOTAL DISTRIBUTIONS                           ------------          ------------           ------------          ------------
PAID-IN CAPITAL FROM REDEMPTION FEES                       -                     -(2)                   -(2)                  -
  (NOTE 2)                                      ------------          ------------           ------------          ------------

NET ASSET VALUE, END OF PERIOD                       $ 11.55               $ 11.53                $ 17.75               $ 18.02
                                                ============          ============           ============          ============

TOTAL RETURN                                           1.86%              (32.10%)                  8.28%                25.71%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
  Expenses                                             1.00%**               0.93%                  0.91%                 1.05%
  Net investment income (loss)                         5.03%**               4.40%                  4.21%                 3.88%
Portfolio turnover rate                               31.61%                71.64%                 46.95%                32.40%
Net assets, end of period (000's)                  $ 332,543             $ 297,513              $ 535,229             $ 272,016
* Commencement of operations was December
27, 2005.
** Annualized
(1) Per share amounts calculated using the
average share method.
(2) Less than one cent per share.
(A) Management fee waivers and
reimbursement of expenses reduced the
expense ratio and increased net investment
income ratio by 2.49% for the period ended
December 31, 2005.
(B) Expense ratio reflects the effect of
the management fee waivers in 2005.
EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                CLASS I SHARES
                                                                                                          -------------------------

                                                                                                                 PERIOD ENDED
                                                                                                              DECEMBER 31, 2005*
                                                                                                          -------------------------


NET ASSET VALUE, BEGINNING OF PERIOD                                                                           $ 15.00
                                                                                                           -----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                                                                                    0.00(1)
  Net realized and unrealized gain (loss) on investments and foreign currency transactions                      (0.08)
                                                                                                           -----------
                                                                                                                (0.08)
  TOTAL FROM INVESTMENT ACTIVITIES                                                                         -----------
DISTRIBUTIONS
  Net investment income                                                                                              -
  Net realized gain                                                                                                  -
  Return of capital                                                                                                  -
                                                                                                           -----------
                                                                                                                     -
  TOTAL DISTRIBUTIONS                                                                                      -----------
PAID-IN CAPITAL FROM REDEMPTION FEES (NOTE 2)                                                                        -
                                                                                                           -----------

NET ASSET VALUE, END OF PERIOD                                                                                 $ 14.92
                                                                                                           ===========

TOTAL RETURN                                                                                                   (0.53%)
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
  Expenses                                                                                                       1.10%(A) (B) **
  Net investment income (loss)                                                                                 (1.10%)**
Portfolio turnover rate                                                                                          0.00%
Net assets, end of period (000's)                                                                             $ 71,432
* Commencement of operations was December 27, 2005.
** Annualized
(1) Per share amounts calculated using the average share method.
(2) Less than one cent per share.
(A) Management fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 2.49% for the period ended December 31, 2005.
(B) Expense ratio reflects the effect of the management fee waivers in 2005.


See Notes to Financial Statements


EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS P SHARES
                                                      -----------------------------------------------------------------------------
                                                                                 YEARS ENDED DECEMBER 31,
                                                                          -------------------------------------
                                                                                                                     PERIOD ENDED
                                                      SIX MONTHS ENDED                                               DECEMBER 31,
                                                        JUNE 30, 2009           2008(1)               2007               2006*
                                                       (UNAUDITED)(1)     ------------------    ---------------    ----------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $ 11.52              $ 17.72               $ 17.94           $ 16.00
                                                      -----------          -----------           -----------        ----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                               0.26                 0.59                  0.69              0.19
  Net realized and unrealized gain (loss) on               (0.05)               (6.18)                  0.79              1.99
    investments                                       -----------          -----------           -----------        ----------
                                                             0.21               (5.59)                  1.48              2.18
TOTAL FROM INVESTMENT ACTIVITIES                      -----------          -----------           -----------        ----------
DISTRIBUTIONS
  Net investment income                                    (0.18)               (0.48)                (0.72)            (0.21)
  Net realized gain                                             -               (0.08)                (0.99)            (0.03)
  Return of capital                                             -               (0.05)                     -                 -
                                                      -----------          -----------           -----------        ----------
                                                           (0.18)               (0.61)                (1.71)            (0.24)
TOTAL DISTRIBUTIONS                                   -----------          -----------           -----------        ----------
PAID-IN CAPITAL FROM REDEMPTION FEES (NOTE 2)                   -                    -(2)               0.01                 -
                                                      -----------          -----------           -----------        ----------
NET ASSET VALUE, END OF PERIOD                            $ 11.55              $ 11.52               $ 17.72           $ 17.94
                                                      ===========          ===========           ===========        ==========

TOTAL RETURN                                                1.83%             (32.19%)                 8.34%            13.73%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
  Expenses                                                  1.25%**              1.18%                 1.16%             1.30%**
  Net investment income (loss)                              4.78%**              4.01%                 3.97%             2.74%**
Portfolio turnover rate                                    31.61%               71.64%                46.95%            32.40%
Net assets, end of period (000's)                        $ 23,311             $ 16,480              $ 19,390           $ 1,593
* Commencement of operations was August 2, 2006.
** Annualized
(1) Per share amounts calculated using the average share method.
(2) Less than one cent per share.


See Notes to Financial Statements

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2009 (UNAUDITED)
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Epoch Global Equity Shareholder Yield Fund (the "Fund") is a series of The World Funds, Inc. ("TWF"), which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was established on December 27, 2005 as a series of TWF, which has allocated to the Fund 50,000,000 (I Class: 40,000,000; P
Class: 5,000,000; A Class: 5,000,000) of its 1,050,000,000 shares of $.01 par value common stock. The Fund currently offers two Classes of shares ("Class I" and "Class P").

     The primary objective of the Fund is to provide a high level of income by investing in a diversified portfolio consisting primarily of global equity securities that have a history of attractive dividend yields and positive growth in free cash flow. Capital appreciation is a secondary investment objective. Under normal circumstances, the Fund invests at least 80% of its assets in a portfolio of equity securities of dividend paying companies located throughout the world, including the United States. The Fund may also invest up to 20% of its assets in securities issued by companies located in emerging markets when the investment advisor (the "Advisor") believes they represent attractive investment opportunities. Securities held by the Fund may be denominated in both U.S. dollars and non-U.S. currencies.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION

     The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) or included in the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Portfolio securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

     The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

                       LEVEL 1                                   LEVEL 2                                LEVEL 3
                 QUOTED PRICES       OTHER SIGNIFICANT OBSERVABLE INPUTS        SIGNIFICANT UNOBSERVABLE INPUTS               TOTAL
                 -------------       -----------------------------------        -------------------------------       -------------

Common           $ 338,204,716                                       $ -                                    $ -       $ 338,204,716
Stocks           =============       ===================================        ===============================       =============


     Refer to the Fund's Schedule of Investments for a listing of the securities by type and country.

     On January 1, 2009, the Fund adopted Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 amends and expands disclosures about derivative instruments and hedging activities. SFAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management has determined that the adoption of SFAS 161 had no impact on the Fund's financial statements.

SECURITY TRANSACTIONS AND INCOME

     Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

ACCOUNTING ESTIMATES

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

     The Fund intends to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     The Fund adopted the provisions of Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes" on January 1, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. FIN 48 requires management of the Fund to analyze all open tax years, fiscal years 2005-2008 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six months ended June 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. Interest and penalties, if any, associated with any federal or state income tax obligations, are recorded as income tax expense.

RECLASSIFICATION OF CAPITAL ACCOUNTS

     Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified for financial versus tax reporting. These reclassifications have no effect on net assets or net asset value per share. There were no reclassifications at June 30, 2009.

CLASS NET ASSET VALUES AND EXPENSES

     All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable for each class.

CURRENCY TRANSLATION

     The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

FORWARD FOREIGN CURRENCY CONTRACTS

     In order to settle foreign security transactions and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Fund enters into forward currency contracts which obligate them to exchange currencies at specified future dates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. There were no open forward foreign currency contracts at June 30, 2009.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Agreement, the Advisor, Epoch Investment Partners, Inc. ("EIP") provides investment advisory services for an annual fee of 0.70% on the average daily net assets of the Fund. For the six months ended June 30, 2009, EIP earned $1,051,838 in advisory fees.

     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Class P shares of the Fund may finance activities which are primarily intended to result in the sale of the Fund's Class P shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund may incur such distribution expenses at the rate of 0.25% per annum on the Fund's P Class average daily net assets. For the six months ended June 30, 2009, there were $23,839 of distribution expenses incurred by the Fund's Class P shares.
     First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the six months ended June 30, 2009, FDCC received no fees and commissions from the sale of Fund shares.

     Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives an asset-based fee based on the Fund's average daily net assets. For the six months ended June 30, 2009, CSS earned $96,174 for its services, of which $1,154 was due from the Fund as of June 30, 2009. Additionally, the Fund compensates CSS for blue-sky and certain shareholder services on an hourly rate basis. CSS received $1,350 of the $22,032 of the shareholder servicing and reports expense incurred and $1,625 of the $20,382 of filing and registration fees incurred for hourly services provided to the Fund.

     Commonwealth Fund Services, Inc. ("CFSI") provides transfer and dividend disbursing agent services to the Fund. For the six months ended June 30, 2009, CFSI earned $59,055 for its services, of which $6,467 was due from the Fund as of June 30, 2009.

     Certain officers and/or an interested director of the Fund are also officers and/or directors of FDCC, CSS, and CFSI.

NOTE 3 - INVESTMENTS

     The cost of purchases and proceeds from the sales of securities other than short-term notes for the six months ended June 30, 2009 were $133,489,159 and $89,852,686, respectively.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.
     The tax character of distributions paid during the six months ended June 30, 2009 and the year ended December 31, 2008 were as follows:

                                                                                          Six months ended
                                                                                             June 30, 2009               Year Ended
                                                                                               (unaudited)        December 31, 2008
                                                                                    ----------------------  -----------------------

Distributions paid from:
Ordinary income*                                                                               $ 5,762,716             $ 19,689,548
Net realized gain                                                                                        -                  653,242
Return of capital                                                                                        -                1,693,636
                                                                                    ----------------------  -----------------------
                                                                                               $ 5,762,716             $ 22,036,426
                                                                                    ======================  =======================


     *For tax purposes, short-term capital gain distributions and short-term capital gains are considered ordinary income.

NOTE 5 - CAPITAL STOCK TRANSACTIONS

     Capital stock transactions for the Fund were:


                                                                               CLASS I                          CLASS P
                                                                           SIX MONTHS ENDED                SIX MONTHS ENDED
                                                                      JUNE 30, 2009 (UNAUDITED)        JUNE 30, 2009 (UNAUDITED)
                                                                   -------------------------------  -------------------------------
                                                                            SHARES           VALUE           SHARES           VALUE
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                             10,762,494   $ 116,421,023          642,690     $ 6,994,470
Shares reinvested                                                          430,606       4,934,376           28,691         329,861
Shares redeemed                                                        (8,205,965)    (87,262,839)         (84,139)       (887,952)
                                                                    --------------  --------------   --------------  --------------
Net increase (decrease)                                                  2,987,135    $ 34,092,560          587,242     $ 6,436,379
                                                                    ==============  ==============   ==============  ==============



                                                                               CLASS I                          CLASS P
                                                                              YEAR ENDED                      YEAR ENDED
                                                                          DECEMBER 31, 2008                DECEMBER 31, 2008
                                                                   -------------------------------  -------------------------------
                                                                            SHARES           VALUE           SHARES           VALUE
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                             23,161,546   $ 364,204,472          738,257    $ 10,258,331
Shares reinvested                                                        1,375,083      20,352,203           44,413         626,962
Shares redeemed (a)                                                   (28,890,946)   (419,566,045)        (446,665)     (6,491,410)
                                                                    --------------  --------------   --------------  --------------
Net increase (decrease)                                                (4,354,317)  $ (35,009,370)          336,005     $ 4,393,883
                                                                    ==============  ==============   ==============  ==============


     (a) Net of redemption fees of $7,076 for Class I and $1,444 for Class P. Prior to November 1, 2008, the Fund charged a 2% redemption fee for certain redemptions made within six months of purchase.

NOTE 6 - SUBSEQUENT EVENTS

     At a special meeting of the Board of Directors of The World Funds, Inc. (the "Board") held on July 7, 2009, the Board approved an agreement and plan of reorganization (the "Reorganization Agreement") providing for the reorganization of Epoch Global Equity Shareholder Yield Fund into a newly-created corresponding MainStay Fund, MainStay Epoch Global Equity Shareholder Yield Fund.

     The Reorganization Agreement is subject to certain closing conditions, including approval by shareholders of the Fund, and certain termination rights, including the Board's right to terminate the Reorganization Agreement with respect to the Fund if it determines that proceeding with the Reorganization is inadvisable for the Fund. If shareholders of the Fund approve the Reorganization Agreement, all of the assets of the Fund will be transferred to the corresponding MainStay Fund and shareholders of the Fund will receive shares of a designated class of the corresponding MainStay Fund in exchange for their shares. The Fund's Class P Shares and Institutional Shares will be exchanged for Class A Shares and Class I Shares, respectively, of the corresponding MainStay Fund. The Reorganization is expected to be a tax-free transaction. After the Reorganization, New York Life Investment Management LLC ("New York Life Investments") will serve as investment adviser and Epoch Investment Partners, Inc. ("Epoch"), the current investment adviser for the Fund, will serve as investment sub-adviser for the MainStay Fund. New York Life Investments and Epoch have agreed to assume the costs of the Reorganization.
     Shareholders of the Fund are scheduled to vote on the proposal relating to the Reorganization at a special meeting of shareholders currently expected to be held October 30, 2009. Fund shareholders as of August 28, 2009 should expect to receive a proxy statement (which contains important information about fees, expenses and risk considerations) relating to the proposed Reorganization. If approved by Epoch Global Equity Shareholder Yield Fund shareholders, the Reorganization is expected to occur in the fourth quarter of 2009.

     Management has evaluated all transactions and events subsequent to the date of the balance sheet through August 31, 2009, the date on which these financial statements were available to be issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov. QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT ADVISER:

Epoch Investment Partners, Inc.
640 Fifth Avenue, 18th Floor
New York, New York 10019

DISTRIBUTOR:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

TRANSFER AGENT:

For account information, wire purchase or redemptions, call or write to Epoch Global Equity Shareholder Yield Fund's Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

MORE INFORMATION:

For 24 hours, 7 days a week price information, investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.

                       SEMI-ANNUAL REPORT TO SHAREHOLDERS

                   EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND

                       A series of The World Funds, Inc.
                         A "Series" Investment Company


               FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)

EPACX SEMI-ANNUAL SHAREHOLDER LETTER

SIX MONTHS ENDING JUNE 2009

Dear Shareholder:

The market continued its decline as the year began. The brief optimism generated by the inauguration of a new President was quickly reversed when the lack of clarity in the administration's recovery programs initially disappointed market participants. As details trickled out on the Federal Reserve's stimulus packages, the market responded skeptically at first. However, the announcement of the Federal Reserve's intent to purchase $1 trillion of U.S. Treasury notes and agency mortgage backed securities and a potential increase in the size of their balance sheet to $4 trillion, provided a catalyst for a market rally beginning in March.

Stimulus packages throughout the world and quantitative easing by leading central banks helped to re-establish confidence. Investors became far more willing to look beyond the valley and concentrate on companies' post-recession earning power. Companies gained renewed access to capital markets and issuance of both debt and equity was robust through the second quarter.

What was an intensive inventory correction, magnified by credit and trade contractions, began to wind down and businesses began to experience renewed demand for products and services. The rally continued through April, after which, the market performance became choppier and there was significant sector rotation. Concerns began to grow that global stimulus programs would reignite inflation and Treasury yields rose despite purchases by the Federal Reserve.

Epoch's U.S. All Cap Equity Fund (the "Fund") returned 5.5%, net of fees, for the first half. This compares with returns of 4.2% on the Russell 3000 Index. The Fund's excess return relative to the market was in large part due to the sector weights over the past six months. The Fund benefitted from a lower than market weight in financials at the beginning of the year which was increased to what is now a modestly higher weight than the market. Other allocations that contributed positively to relative returns were the overweights in materials and information technology. Lower than market weights in consumer staples, health care, telecommunication services and industrials were also a benefit. The lower weight in consumer discretionary was a modest offset as was the slightly higher weight in the energy sector. Security selection was particularly strong in the energy sector and a positive contributor in the financial and industrial sectors. The conservative nature of the holdings in other sectors lagged their counterparts in the market rally resulting in an offset to relative performance.

While we have been predicting the course of the inventory cycle and had believed the stocks of many companies were undervalued, we caution extrapolating from the recent economic data a rapid sustainable rebound in economic activity. While mathematically the U.S. may well get a strong quarter of growth from inventory restocking, it will not be indicative of an ongoing return to the economic growth of prior periods. Large amounts of cash, sitting on the sidelines have helped to provide the fuel needed for the rallies we have seen. Over time, we expect greater differentiation among stocks and a realization that a quick return to prior levels of profitability is not necessarily in the cards.

Housing and consumption have experienced some uplift. This is certainly encouraging, however we continue to believe that consumption growth cannot return to prior levels for a considerable period until consumers can rebuild their balance sheets. Further rationalization will need to occur in consumer discretionary industries. Excess capacity will remain an issue to be dealt with. This will flow through to the commercial real estate market.

We are still in the early stages of the credit cycle, specifically when considering levered corporations and commercial real estate. Refinancing will not be easy for all and it is the upcoming maturity schedules that must be navigated. It will mean bankruptcy for some, but for many it will trigger a sale of the business. We expect merger and acquisition activity to pick up. We continue to prefer non-bank financials.

In the coming weeks we will begin to see the shape that health care reform is likely to take. We maintain a considerable weight in health care companies that we believe are well situated given the likely choices to be made in reform measures.

Business investment has slowed dramatically as companies have responded to slowed demand by rapid and deep cost-cutting. There are, however, select areas in which we believe investment spending will continue. These include spending on infrastructure, telecom's catch-up investment to compete with cable and product upgrades that enhance productivity.

The remainder of the year is likely to reward good security selection, as momentum gives way to company fundamentals. The portfolio is positioned with a focus on companies that can produce stable and growing free cash flow, regardless of the economic environment, run by management that is committed to using that cash flow to create value for shareholders. We believe this is the type of environment that will reward cash flow-based investing.

David Pearl
Portfolio Manager

William Priest
Portfolio Manager

Michael Welhoelter
Portfolio Manager

IMPORTANT DISCLOSURE STATEMENT

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund's prospectus by calling 1-800-527-9525. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-527-9525.

Information provided with respect to the Fund's Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of June 30, 2009 and are subject to change at any time.

The opinions presented in this document are those of the portfolio manager at the time of this report and may change at any time. Information contained in this document was obtained from sources deemed to be reliable, but no guarantee is made as to the accuracy of such information. Nothing presented in this document may be construed as an offer to purchase or sell any security.

INDEX DEFINITIONS

The Russell 3000 Index is a diversified U.S. equity broad based market index that measures the performance of the 3,000 largest U.S. companies. The Index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

EPOCH U.S. ALL CAP EQUITY FUND

FUND EXPENSES (UNAUDITED)

FUND EXPENSES EXAMPLE
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2009 and held for the six months ended June 30, 2009.

ACTUAL EXPENSES EXAMPLE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


                                                                                                             Expenses Paid During
                                                                                                                    Period*
                                                    Beginning Account Value       Ending Account Value      January 1, 2009 through
Class I Shares                                          January 1, 2009               June 30, 2009              June 30, 2009


Actual                                                                $ 1,000                 $ 1,055.15                     $ 6.57
Hypothetical (5% return before expenses)                              $ 1,000                 $ 1,018.55                     $ 6.46



                                                                                                             Expenses Paid During
                                                                                                                    Period*
                                                    Beginning Account Value       Ending Account Value      January 1, 2009 through
Class P Shares                                          January 1, 2009               June 30, 2009              June 30, 2009


Actual                                                                $ 1,000                 $ 1,053.51                     $ 7.84
Hypothetical (5% return before expenses)                              $ 1,000                 $ 1,017.30                     $ 7.70


* Expenses are equal to the Fund's annualized expense ratio of 1.29% for Class I and 1.54% for Class P, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.


                         EPOCH U.S. ALL CAP EQUITY FUND
           PORTFOLIO HOLDINGS BY SECTOR, AS PERCENTAGE OF NET ASSETS
                        AS OF JUNE 30, 2009 (UNAUDITED)



                         [ PORTFOLIO HOLDINGS Graphic ]

Aerospace                       5.24%
Chemicals                       4.87%
Consumer Discretionary          3.98%
Consumer Staples                4.09%
Cosmetics & Toiletries          1.08%
Energy                          2.66%
Entertainment                   1.76%
Environmental Services          2.28%
Financial Services              14.58%
Healthcare Products             3.30%
Healthcare Services             12.03%
Insurance                       4.23%
Manufacturing                   5.08%
Media & Communications          2.18%
Oil & Gas Exploration           6.00%
Oil Service                     3.05%
Software & Services             12.39%
Utilities                       5.85%

             Schedule of InvestmentsEPOCH U.S. ALL CAP EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2009 (UNAUDITED)


   NUMBER                                                                                               % OF             MARKET
  OF SHARES     SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                COMMON STOCKS                                                                              94.65%

                AEROSPACE                                                                                   5.24%
   17,300       Alliant Techsystems, Inc.*                                                                              $ 1,424,828
   26,900       Boeing Co.                                                                                                1,143,250
   23,900       Rockwell Collins, Inc.                                                                                      997,347
                                                                                                                     --------------
                                                                                                                          3,565,425
                                                                                                                     --------------

                CHEMICALS                                                                                   4.87%
   43,150       Du Pont EI De Nemours  Co.                                                                                1,105,503
   31,000       Praxair, Inc.                                                                                             2,203,170
                                                                                                                     --------------
                                                                                                                          3,308,673
                                                                                                                     --------------

                CONSUMER DISCRETIONARY                                                                      3.98%
   38,900       Genuine Parts Co.                                                                                         1,305,484
   75,950       KB Home                                                                                                   1,038,996
   66,477       Service Corporation International                                                                           364,294
                                                                                                                     --------------
                                                                                                                          2,708,774
                                                                                                                     --------------

                CONSUMER STAPLES                                                                            4.09%
   28,250       Corn Products International, Inc.                                                                           756,817
     138        PepsiCo, Inc.                                                                                                 7,584
   14,850       Philip Morris International                                                                                 647,757
   67,050       Safeway, Inc.                                                                                             1,365,808
                                                                                                                     --------------
                                                                                                                          2,777,966
                                                                                                                     --------------

                COSMETICS  TOILETRIES                                                                       1.08%
   22,500       International Flavors  Fragrances                                                                           736,200
                                                                                                                     --------------

                ENERGY                                                                                      2.66%
   14,600       Peabody Energy Corp.                                                                                        440,336
   58,300       Vectren Corp.                                                                                             1,365,969
                                                                                                                     --------------
                                                                                                                          1,806,305
                                                                                                                     --------------

                ENTERTAINMENT                                                                               1.76%
   75,050       International Game Technology                                                                             1,193,295
                                                                                                                     --------------



   NUMBER                                                                                               % OF             MARKET
  OF SHARES     SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                ENVIRONMENTAL SERVICES                                                                      2.28%
   55,100       Waste Management, Inc.                                                                                  $ 1,551,616
                                                                                                                     --------------

                FINANCIAL SERVICES                                                                         14.58%
   47,850       Ameriprise Financial, Inc.                                                                                1,161,319
   54,095       Bank Of New York Company, Inc.                                                                            1,585,524
   21,000       Franklin Resources, Inc.                                                                                  1,512,210
   28,400       Hudson City Bancorp, Inc.                                                                                   377,436
   36,500       New York Community Bancorp, Inc.                                                                            390,185
   22,850       NYSE Euronext                                                                                               622,662
   26,763       People's United Financial                                                                                   402,516
   46,610       Visa, Inc.                                                                                                2,901,939
   58,650       Western Union Co.                                                                                           961,860
                                                                                                                     --------------
                                                                                                                          9,915,651
                                                                                                                     --------------

                HEALTHCARE PRODUCTS                                                                         3.30%
   107,590      Boston Scientific Corp.*                                                                                  1,090,963
   64,566       Endo Pharmaceuticals Holdings, Inc.*                                                                      1,157,023
                                                                                                                     --------------
                                                                                                                          2,247,986
                                                                                                                     --------------

                HEALTHCARE SERVICES                                                                        12.03%
   45,170       Aetna US Healthcare                                                                                       1,131,508
   46,450       Davita, Inc.*                                                                                             2,297,417
   29,650       Laboratory Corp. of America Holdings*                                                                     2,009,973
   33,500       Thermo Fischer Scientific, Inc.*                                                                          1,365,795
   46,200       Ventas, Inc.                                                                                              1,379,532
                                                                                                                     --------------
                                                                                                                          8,184,225
                                                                                                                     --------------

                INSURANCE                                                                                   4.23%
   26,400       Everest Re Group Ltd.                                                                                     1,889,448
   32,910       MetLife, Inc.                                                                                               987,629
                                                                                                                     --------------
                                                                                                                          2,877,077
                                                                                                                     --------------

                MANUFACTURING                                                                               5.08%
   18,850       Deere  Co.                                                                                                  753,058
   52,500       MEMC Electronic Materials, Inc.*                                                                            935,025
   36,100       Silgan Holdings, Inc.                                                                                     1,769,983
                                                                                                                     --------------
                                                                                                                          3,458,066
                                                                                                                     --------------

                MEDIA  COMMUNICATIONS                                                                       2.18%
   105,320      Comcast CL-A Special                                                                                      1,485,012
                                                                                                                     --------------



   NUMBER                                                                                               % OF             MARKET
  OF SHARES     SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                OIL  GAS EXPLORATION                                                                        6.00%
   29,850       ConocoPhillips                                                                                          $ 1,255,491
   33,950       Exxon Mobil Corp.                                                                                         2,373,445
   41,550       Helix Energy Solutions Group, Inc.*                                                                         451,649
                                                                                                                     --------------
                                                                                                                          4,080,585
                                                                                                                     --------------

                OIL SERVICE                                                                                 3.05%
   20,600       Cameron International Corp.*                                                                                582,980
   28,500       National Oilwell Varco, Inc.*                                                                               930,810
   28,730       Weatherford International Ltd. *                                                                            561,959
                                                                                                                     --------------
                                                                                                                          2,075,749
                                                                                                                     --------------

                SOFTWARE  SERVICES                                                                         12.39%
   11,110       Apple Computer, Inc.*                                                                                     1,582,397
   44,440       Electronic Arts, Inc.*                                                                                      965,237
   112,400      Microsoft Corp.                                                                                           2,671,748
   91,530       Oracle Corp.*                                                                                             1,960,573
   87,200       Perot Systems Corp "A" *                                                                                  1,249,576
                                                                                                                     --------------
                                                                                                                          8,429,531
                                                                                                                     --------------

                UTILITIES                                                                                   5.85%
   36,200       Oneok, Inc.                                                                                               1,067,538
   48,110       Scana Corp.                                                                                               1,562,132
   73,383       Southern Union Co.                                                                                        1,349,504
                                                                                                                     --------------
                                                                                                                          3,979,174
                                                                                                                     --------------

                TOTAL INVESTMENTS
                (Cost: $76,513,718)                                                                        94.65%      $ 64,381,310
                Other assets, net of liabilities                                                            5.35%         3,637,461
                                                                                                    -------------    --------------

                NET ASSETS                                                                                100.00%      $ 68,018,771

*Non-income producing (security is considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund's related balance sheet).


See Notes to Financial Statements


EPOCH U.S. ALL CAP EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2009 (UNAUDITED)


ASSETS
  Investments at value (identified cost of $76,513,718) (Note 1)                                                       $ 64,381,310
  Cash and cash equivalents                                                                                               3,566,238
  Receivable for capital stock sold                                                                                          16,206
  Dividends receivable                                                                                                       87,674
  Interest receivable                                                                                                           276
  Prepaid expenses                                                                                                           40,856
                                                                                                                     --------------
TOTAL ASSETS                                                                                                             68,092,560
                                                                                                                     --------------

LIABILITIES
  Payable for securities purchased                                                                                           12,204
  Accrued investment management fees                                                                                         43,148
  Accrued administration and accounting fees                                                                                  5,440
  Accrued custody fees                                                                                                        2,922
  Accrued professional fees                                                                                                  10,075
                                                                                                                     --------------
TOTAL LIABILITIES                                                                                                            73,789
                                                                                                                     --------------

NET ASSETS                                                                                                             $ 68,018,771
                                                                                                                     ==============

  NET ASSETS CONSIST OF:
  Paid-in-capital applicable to 5,828,602 $0.01 par value shares of beneficial interest outstanding                    $ 92,283,712
  Accumulated net investment income (loss)                                                                                  236,252
  Accumulated net realized gain (loss) on investments                                                                  (12,368,785)
  Net unrealized appreciation (depreciation) of investments                                                            (12,132,408)
                                                                                                                     --------------
                                                                                                                       $ 68,018,771
  NET ASSETS                                                                                                         ==============

NET ASSET VALUE PER SHARE
CLASS I
  ($66,957,845 / 5,735,663 shares outstanding; 20,000,000 authorized)                                                       $ 11.67
                                                                                                                     ==============

CLASS P
  ($1,060,926 / 92,939 shares outstanding; 15,000,000 authorized)                                                           $ 11.42
                                                                                                                     ==============


See Notes to Financial Statements

EPOCH U.S. ALL CAP EQUITY FUND
STATEMENT OF OPERATIONS


SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
  Dividend                                                                                                                $ 595,323
  Interest                                                                                                                      905
                                                                                                                     --------------
Total investment income                                                                                                     596,228
                                                                                                                     --------------

EXPENSES
  Investment management fees (Note 2)                                                                                       287,006
  12b-1 fees, Class P (Note 2)                                                                                                  758
  Recordkeeping and administrative services (Note 2)                                                                         38,401
  Accounting fees (Note 2)                                                                                                   14,350
  Custodian fees                                                                                                              7,656
  Transfer agent fees (Note 2)                                                                                               14,945
  Professional fees                                                                                                          25,230
  Filing and registration fees (Note 2)                                                                                      17,703
  Directors fees                                                                                                              5,381
  Compliance fees                                                                                                             4,494
  Shareholder servicing and reports (Note 2)                                                                                 12,929
  Other                                                                                                                      17,831
                                                                                                                     --------------
Total expenses                                                                                                              446,684
Management fee waivers (Note 2)                                                                                            (75,688)
                                                                                                                     --------------
Net Expenses                                                                                                                370,996
                                                                                                                     --------------
Net investment income (loss)                                                                                                225,232
                                                                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                                                                                 (5,337,275)
Net increase (decrease) in unrealized appreciation (depreciation) of investments                                          8,822,245
                                                                                                                     --------------
Net realized and unrealized gain (loss) on investments                                                                    3,484,970
                                                                                                                     --------------

                                                                                                                        $ 3,710,202
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                                  ==============


See Notes to Financial Statements

EPOCH U.S. ALL CAP EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                       SIX MONTHS ENDED JUNE       YEAR ENDED
                                                                                        30, 2009 (UNAUDITED)   DECEMBER 31, 2008
                                                                                         --------------------  --------------------


INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income (loss)                                                                      $ 225,232             $ 284,842
  Net realized gain (loss) on investments                                                         (5,337,275)           (7,027,933)
  Net increase (decrease) in unrealized appreciation (depreciation) of investments                  8,822,245          (24,585,095)
                                                                                         --------------------  --------------------
  Increase (decrease) in net assets from operations                                                 3,710,202          (31,328,186)
                                                                                         --------------------  --------------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
Class I                                                                                                     -             (273,159)
Class P                                                                                                     -               (1,048)
  Net realized gains
Class I                                                                                                     -               (3,069)
Class P                                                                                                     -                  (21)
                                                                                         --------------------  --------------------
  Decrease in net assets from distributions                                                                 -             (277,297)
                                                                                         --------------------  --------------------

CAPITAL STOCK TRANSACTIONS (NOTE 5)
  Shares sold
Class I                                                                                            14,315,117            74,494,524
Class P                                                                                               992,862               466,825
  Distributions reinvested
Class I                                                                                                     -               257,130
Class P                                                                                                     -                 1,051
  Shares redeemed
Class I                                                                                           (7,688,845)          (21,536,552)
Class P                                                                                             (364,629)              (54,527)
                                                                                         --------------------  --------------------
  Increase (decrease) in net assets from capital stock transactions                                 7,254,505            53,628,451
                                                                                         --------------------  --------------------

NET ASSETS
  Increase (decrease) during period                                                                10,964,707            22,022,968
  Beginning of period                                                                              57,054,064            35,031,096
                                                                                         --------------------  --------------------
  END OF PERIOD (INCLUDING ACCUMULATED NET INVESTMENT INCOME (LOSS) OF $236,252 AND              $ 68,018,771          $ 57,054,064
    $11,020, RESPECTIVELY)                                                               ====================  ====================


See Notes to Financial Statements


EPOCH U.S. ALL CAP EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS I SHARES
                                                    -------------------------------------------------------------------------------
                                                                                          YEARS ENDED DECEMBER 31,
                                                                         ----------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                      JUNE 30, 2009
                                                     (UNAUDITED)(2)           2008(2)               2007                2006
                                                    -----------------   ------------------    ---------------    ------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $ 11.06              $ 17.47               $ 16.99            $ 14.91
                                                    -----------          -----------           -----------        -----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                             0.04                 0.05                  0.04               0.01
  Net realized and unrealized gain (loss) on               0.57               (6.41)                  1.54               2.07
    investments                                     -----------          -----------           -----------        -----------
                                                           0.61               (6.36)                  1.58               2.08
  TOTAL FROM INVESTMENT ACTIVITIES                  -----------          -----------           -----------        -----------
DISTRIBUTIONS
  Net investment income                                       -               (0.05)                (0.05)                  -(1)
  Net realized gain                                           -                    -(1)             (1.05)                  -
                                                    -----------          -----------           -----------        -----------
                                                              -               (0.05)                (1.10)                  -
  TOTAL DISTRIBUTIONS                               -----------          -----------           -----------        -----------
PAID-IN-CAPITAL FROM REDEMPTION FEES (NOTE 2)                 -                    -(1)                  -                  -
                                                    -----------          -----------           -----------        -----------

NET ASSET VALUE, END OF PERIOD                          $ 11.67              $ 11.06               $ 17.47            $ 16.99
                                                    ===========          ===========           ===========        ===========

TOTAL RETURN                                              5.52%             (36.37%)                 9.27%             13.96%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets (A)
  Expenses, net(B)                                        1.29%**              1.29%                 1.29%              1.29%
  Net investment income (loss)                            0.79%**              0.42%                 0.26%              0.05%
Portfolio turnover rate                                  13.81%               47.36%                42.96%             63.87%
Net assets, end of period (000's)                      $ 66,958             $ 56,715              $ 34,911           $ 27,108
*Commencement of operations was July 25, 2005
**Annualized
(1)Less than one cent per share.
(2) Per share amounts calculated using the
average share method.
(A)Management fee waivers and reimbursement of
expenses reduced the expense ratio and
increased net investment income ratio by 0.26%
for the six months ended June 30, 2009, 0.21%
for the year ended December 31, 2008, 0.41% for
the year ended December 31, 2007, 0.43% for the
year ended December 31, 2006 and 1.26% for the
period ended December 31, 2005.
(B)Expense ratio- net reflects the effect of
the management fee waivers and reimbursement of
expenses.
EPOCH U.S. ALL CAP EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   CLASS I SHARES
                                                                                                                 ------------------

                                                                                                                    PERIOD ENDED
                                                                                                                 DECEMBER 31, 2005*
                                                                                                                 ------------------


NET ASSET VALUE, BEGINNING OF PERIOD                                                                                  $ 15.00
                                                                                                                  -----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                                                                                              -(1)
  Net realized and unrealized gain (loss) on investments                                                               (0.09)
                                                                                                                  -----------
                                                                                                                       (0.09)
  TOTAL FROM INVESTMENT ACTIVITIES                                                                                -----------
DISTRIBUTIONS
  Net investment income                                                                                                     -
  Net realized gain                                                                                                         -
                                                                                                                  -----------
                                                                                                                            -
  TOTAL DISTRIBUTIONS                                                                                             -----------
PAID-IN-CAPITAL FROM REDEMPTION FEES (NOTE 2)                                                                               -
                                                                                                                  -----------

NET ASSET VALUE, END OF PERIOD                                                                                        $ 14.91
                                                                                                                  ===========

TOTAL RETURN                                                                                                            0.60%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets (A)
  Expenses, net(B)                                                                                                      1.29%**
  Net investment income (loss)                                                                                        (0.07%)**
Portfolio turnover rate                                                                                                16.96%
Net assets, end of period (000's)                                                                                    $ 14,088
*Commencement of operations was July 25, 2005
**Annualized
(1)Less than one cent per share.
(2) Per share amounts calculated using the average share method.
(A)Management fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 0.26% for the six months ended June 30, 2009, 0.21% for the year ended December
31, 2008, 0.41% for the year ended December 31, 2007, 0.43% for the year ended December 31, 2006 and 1.26%
for the period ended December 31, 2005.
(B)Expense ratio- net reflects the effect of the management fee waivers and reimbursement of expenses.


See Notes to Financial Statements


EPOCH U.S. ALL CAP EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
                                                                                      CLASS P SHARES
                                                        ---------------------------------------------------------------------------
                                                                                 YEARS ENDED DECEMBER 31,
                                                                           ------------------------------------
                                                        SIX MONTHS ENDED                                             PERIOD ENDED
                                                         JUNE 30, 2009                                               DECEMBER 31,
                                                         (UNAUDITED)(2)          2008(2)              2007               2006*
                                                        ----------------   ------------------    --------------    ----------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $ 10.84              $ 17.43              $ 16.97           $ 15.31
                                                        ----------          -----------           ----------        ----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                                0.03                 0.02                 0.01            (0.01)
  Net realized and unrealized gain (loss) on                  0.55               (6.58)                 1.45              1.67
    investments                                         ----------          -----------           ----------        ----------
                                                              0.58               (6.56)                 1.46              1.66
TOTAL FROM INVESTMENT ACTIVITIES                        ----------          -----------           ----------        ----------
DISTRIBUTIONS
  Net investment income                                          -               (0.03)               (0.01)                 -
  Net realized gain                                              -                    -(1)            (1.05)                 -
                                                        ----------          -----------           ----------        ----------
                                                                 -               (0.03)               (1.06)                 -
TOTAL DISTRIBUTIONS                                     ----------          -----------           ----------        ----------
PAID-IN-CAPITAL FROM REDEMPTION FEES (NOTE 2)                    -                    -(1)              0.06                 -
                                                        ----------          -----------           ----------        ----------

NET ASSET VALUE, END OF PERIOD                             $ 11.42              $ 10.84              $ 17.43           $ 16.97
                                                        ==========          ===========           ==========        ==========

TOTAL RETURN                                                 5.35%             (37.63%)                8.90%            10.84%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets (A)
  Expenses, net(B)                                           1.54%**              1.54%                1.54%             1.54%**
  Net investment income (loss)                               0.54%**              0.21%                0.01%           (0.21%)**
Portfolio turnover rate                                     13.81%               47.36%               42.96%            63.87%
Net assets, end of period (000's)                          $ 1,061                $ 339                $ 120             $ 142
*Commencement of operations was August 15, 2006
**Annualized
(1)Less than one cent per share.
(2)Per share amounts calculated using the average share method.
(A)Management fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by
0.26% for the six months ended June 30, 2009, 0.21% for the year ended December 31, 2008, 0.41% for the year ended December 31,
2007, and 0.43% for the period ended December 31, 2006.
(B) Expense ratio- net reflects the effect of the management fee waivers and reimbursement of expenses.


See Notes to Financial Statements

EPOCH U.S. ALL CAP EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2009 (UNAUDITED)
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Epoch U.S. All Cap Equity Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established July 25, 2005 as a series of TWF which has allocated to the Fund 50,000,000 (Class I 20,000,000; Class P 15,000,000; Class A 15,000,000) shares of its 1,050,000,000 shares of $.01 par value common stock. The Fund currently offers two Classes of shares (Class I and Class P).

     The objective of the Fund is to achieve long-term capital appreciation by investing primarily in a diversified portfolio consisting of equity securities of U.S. companies. Equity securities consist of common stock, depository receipts, REITs, MLPs, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of U.S. companies across all market capitalizations. The Fund may also invest up to 15% of its net assets in the securities of issuers that are located outside of the U.S., or which derive a significant portion of their business or profits outside of the U.S.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION

     The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) or included in the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Portfolio securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

     The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

                        LEVEL 1                                   LEVEL 2                                LEVEL 3
                  QUOTED PRICES       OTHER SIGNIFICANT OBSERVABLE INPUTS        SIGNIFICANT UNOBSERVABLE INPUTS              TOTAL
                  -------------       -----------------------------------        -------------------------------       ------------

Common             $ 64,381,310                                       $ -                                    $ -       $ 64,381,310
Stocks            =============       ===================================        ===============================       ============


     Refer to the Fund's Schedule of Investments for a listing of the securities by security type and industry.

     On January 1, 2009, the Fund adopted Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 amends and expands disclosures about derivative instruments and hedging activities. SFAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management has determined that the adoption of SFAS 161 had no impact on the Fund's financial statements.

SECURITY TRANSACTIONS AND INCOME

     Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

ACCOUNTING ESTIMATES

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

     The Fund intends to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     The Fund adopted the provisions of Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes" on January 1, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. FIN 48 requires management of the Fund to analyze all open tax years, fiscal years 2005-2008 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six months ended June 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. Interest and penalties, if any, associated with any federal or state income tax obligations, are recorded as income tax expense.

RECLASSIFICATION OF CAPITAL ACCOUNTS

     Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. There are no reclassifications at June 30, 2009.

CLASS NET ASSET VALUES AND EXPENSES

     All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable for each class.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Agreement, the Advisor, Epoch Investment Partners, Inc. ("EIP") provides investment advisory services for an annual fee of 1.00% on the average daily net assets of the Fund. For the six months ended June 30, 2009, EIP earned $287,006 in advisory fees, of which $75,688 was waived.

     In the interest of limiting the operating expenses of the Fund, the Advisor has contractually agreed to waive or limit its fees and to assume other operating expenses until November 30, 2009 so that the ratio of total annual operating expenses is limited to 1.29% of average net assets of Class I shares and 1.54% of Class P shares. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of June 30, 2009 was $457,760 and expires as follows:

Year Expiring                                                                                                                Amount
 ------------------------------------------------------------------------------------------------------------------  --------------

2009                                                                                                                      $ 102,855
2010                                                                                                                        136,486
2011                                                                                                                        142,731
2012                                                                                                                         75,688
                                                                                                                     --------------
                                                                                                                          $ 457,760
                                                                                                                     ==============


     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund or the Advisor may pay the distributor for certain activities and expenses which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or the Advisor. The Fund or the Advisor may incur such distribution expenses at the rate of .25% per annum on the Fund's Class P average daily net assets. For the six months ended June 30, 2009, there were $758 of 12b-1 fees incurred by Class P shares.
     First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the six months ended June 30, 2009, FDCC received no fees and commissions from the sale of Fund shares.

     Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives an asset-based fee based on the Fund's average daily net assets. For the six months ended June 30, 2009, CSS earned $38,401for its services, of which $4,894 was due from the Fund as of June 30, 2009. Additionally, the Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. CSS received $663 of the $12,929 in shareholder servicing and reports expense incurred and $1,625 of the $17,703 in filing and registration fees incurred for hourly services provided to the Fund.

     Commonwealth Fund Services, Inc. ("CFSI") is the Fund's transfer and dividend disbursing agent. CFSI earned $14,945 for its services for the six months ended June 30, 2009.

     Commonwealth Fund Accounting ("CFA") is the Fund's pricing agent. For the six months ended June 30, 2009, CFA earned $14,350 for its services, of which $546 was due from the Fund as of June 30, 2009.

     Certain officers and/or an interested director of the Fund are also officers and/or directors of FDCC, CSS, CFA and CFSI.

NOTE 3 - INVESTMENTS

     The cost of purchases and proceeds from the sales of securities other than short-term notes for the six months ended June 30, 2009, were $12,420,119 and $7,660,555, respectively.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

     The tax character of distributions during the six months ended June 30, 2009 and the year ended December 31, 2008 were as follows:

                                                                                                   Six months
                                                                                                        ended
                                                                                                June 30, 2009            Year ended
                                                                                                  (unaudited)     December 31, 2008
                                                                                               --------------  --------------------

Distributions paid from:
Ordinary income*                                                                                          $ -             $ 274,207
Capital gains                                                                                               -                 3,090
                                                                                               --------------  --------------------
                                                                                                          $ -             $ 277,297
                                                                                               ==============  ====================


     *For tax purposes, short-term capital gain distributions are considered ordinary income.

NOTE 5 - CAPITAL STOCK TRANSACTIONS

     Capital stock transactions for the Fund were:


                                                                            CLASS I SHARES                  CLASS P SHARES
                                                                           SIX MONTHS ENDED                SIX MONTHS ENDED
                                                                      JUNE 30, 2009 (UNAUDITED)        JUNE 30, 2009 (UNAUDITED)
                                                                   -------------------------------  -------------------------------
                                                                            SHARES           VALUE           SHARES           VALUE
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                              1,359,142    $ 14,315,117           96,009       $ 992,862
Shares reinvested                                                                -               -                -               -
Shares redeemed                                                          (749,550)     (7,688,845)         (34,366)       (364,629)
                                                                    --------------  --------------   --------------  --------------
Net increase (decrease)                                                    609,592     $ 6,626,272           61,643       $ 628,233
                                                                    ==============  ==============   ==============  ==============



                                                                            CLASS I SHARES                  CLASS P SHARES
                                                                              YEAR ENDED                      YEAR ENDED
                                                                          DECEMBER 31, 2008                DECEMBER 31, 2008
                                                                   -------------------------------  -------------------------------
                                                                            SHARES           VALUE           SHARES           VALUE
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                              4,876,394    $ 74,494,524           29,153       $ 466,825
Shares reinvested                                                           24,349         257,130              100           1,051
Shares redeemed (a)                                                    (1,772,883)    (21,536,552)          (4,834)        (54,527)
                                                                    --------------  --------------   --------------  --------------
Net increase (decrease)                                                  3,127,860    $ 53,215,102           24,419       $ 413,349
                                                                    ==============  ==============   ==============  ==============


     (a) Net of redemption fees of $1,305 for Class I. Prior to November 1, 2008, the Fund charged a 2% redemption fee for certain redemptions made within six months of purchase.

NOTE 6 - SUBSEQUENT EVENTS

     At a special meeting of the Board of Directors of The World Funds, Inc. (the "Board") held on July 7, 2009, the Board approved an agreement and plan of reorganization (the "Reorganization Agreement") providing for the reorganization of Epoch U.S. All Cap Equity Fund into a newly-created corresponding MainStay Fund, MainStay Epoch U.S. All Cap Equity Fund.
     The Reorganization Agreement is subject to certain closing conditions, including approval by shareholders of the Fund, and certain termination rights, including the Board's right to terminate the Reorganization Agreement with respect to the Fund if it determines that proceeding with the Reorganization is inadvisable for the Fund. If shareholders of the Fund approve the Reorganization Agreement, all of the assets of the Fund will be transferred to the corresponding MainStay Fund and shareholders of the Fund will receive shares of a designated class of the corresponding MainStay Fund in exchange for their shares. The Fund's Class P Shares and Institutional Shares will be exchanged for Class A Shares and Class I Shares, respectively, of the corresponding MainStay Fund. The Reorganization is expected to be a tax-free transaction. After the Reorganization, New York Life Investment Management LLC ("New York Life Investments") will serve as investment adviser and Epoch Investment Partners, Inc. ("Epoch"), the current investment adviser for the Fund, will serve as investment sub-adviser for the MainStay Fund. New York Life Investments and Epoch have agreed to assume the costs of the Reorganization.

     Shareholders of the Fund are scheduled to vote on the proposal relating to the Reorganization at a special meeting of shareholders currently expected to be held October 30, 2009. Fund shareholders as of August 28, 2009 should expect to receive a proxy statement (which contains important information about fees, expenses and risk considerations) relating to the proposed Reorganization. If approved by Epoch U.S. All Cap Equity Fund shareholders, the Reorganization is expected to occur in the fourth quarter of 2009.

     Management has evaluated all transactions and events subsequent to the date of the balance sheet through August 31, 2009, the date on which these financial statements were available to be issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

EPOCH U.S. ALL CAP EQUITY FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov. QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT ADVISER:

Epoch Investment Partners, Inc.
640 Fifth Avenue, 18th Floor
New York, New York 10019

DISTRIBUTOR:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

TRANSFER AGENT:

For account information, wire purchase or redemptions, call or write to Epoch U.S. All Cap Equity Fund's Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

MORE INFORMATION:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.

                       SEMI-ANNUAL REPORT TO SHAREHOLDERS

                         EPOCH U.S. ALL CAP EQUITY FUND

                       A series of The World Funds, Inc.
                         A "Series" Investment Company


                     FOR THE SIX MONTHS ENDED JUNE 30, 2009
                                  (UNAUDITED)

EPLCX SEMI-ANNUAL SHAREHOLDER LETTER

PERIOD ENDING JUNE 2009

Dear Shareholder:

The market continued its decline as the year began. The brief optimism generated by the inauguration of a new President was quickly reversed when the lack of clarity in the administration's recovery programs initially disappointed market participants. As details trickled out on the Federal Reserve's stimulus packages, the market responded skeptically at first. However, the announcement of the Federal Reserve's intent to purchase $1 trillion of U.S. Treasury notes and agency mortgage backed securities and a potential increase in the size of their balance sheet to $4 trillion, provided a catalyst for a market rally beginning in March.

Stimulus packages throughout the world and quantitative easing by leading central banks helped to re-establish confidence. Investors became far more willing to look beyond the valley and concentrate on companies' post-recession earning power. Companies gained renewed access to capital markets and issuance of both debt and equity was robust through the second quarter.

What was an intensive inventory correction, magnified by credit and trade contractions, began to wind down and businesses began to experience renewed demand for products and services. The rally continued through April, after which, the market performance became choppier and there was significant sector rotation. Concerns began to grow that global stimulus programs would reignite inflation and Treasury yields rose despite purchases by the Federal Reserve.

Epoch's U.S. Large Cap Equity Fund ("the Fund") returned 7.1%, net of fees, for the first half. This compares with returns of 4.3% on the Russell 1000 Index. The Fund's excess return relative to the market was due to both the security selection and the sector weights over the past six months.

Security selection was particularly strong in the energy sector where the Fund's investments in service companies with deep sea exposure and revenue backlogs were well rewarded. Selection was also a positive contributor in health care and industrials. The conservative nature of the holdings in other sectors lagged their counterparts during the market rally, resulting in an offset to relative performance.

The Fund benefitted from a lower than market weight in financials at the beginning of the year which was increased to what is now a modestly higher weight than the market. Other allocations that contributed positively to relative returns were the overweights in materials and information technology. Lower than market weights in consumer staples, health care and telecommunication services were also a benefit. The lower weight in consumer discretionary was a modest offset as was the slightly higher weight in the industrial and energy sectors.

While we have been predicting the course of the inventory cycle and had believed the stocks of many companies were undervalued, we caution extrapolating from the recent economic data a rapid sustainable rebound in economic activity. While mathematically the U.S. may well get a strong quarter of growth from inventory restocking, it will not be indicative of an ongoing return to the economic growth of prior periods. Large amounts of cash, sitting on the sidelines have helped to provide the fuel needed for the rallies we have seen. Over time, we expect greater differentiation among stocks and a realization that a quick return to prior levels of profitability is not necessarily in the cards.

Housing and consumption have experienced some uplift. This is certainly encouraging, however we continue to believe that consumption growth cannot return to prior levels for a considerable period until consumers can rebuild their balance sheets. Further rationalization will need to occur in consumer discretionary industries. Excess capacity will remain an issue to be dealt with.

We are still in the early stages of the credit cycle, specifically when considering levered corporations and commercial real estate. Refinancing will not be easy for all and it is the upcoming maturity schedules that must be navigated. It will mean bankruptcy for some, but for many it will trigger a sale of the business. We expect merger and acquisition activity to pick up. We continue to prefer non-bank financials.

In the coming weeks we will begin to see the shape that health care reform is likely to take. We maintain a considerable weight in health care companies that we believe are well situated given the likely choices to be made in reform measures.

Business investment has slowed dramatically as companies have responded to slowed demand by rapid and deep cost-cutting. There are, however, select areas in which we believe investment spending will continue. These include spending on infrastructure, telecom's catch-up investment to compete with cable and product upgrades that enhance productivity.

The remainder of the year is likely to reward good security selection, as momentum gives way to company fundamentals. The portfolio is positioned with a focus on companies that can produce stable and growing free cash flow, regardless of the economic environment, run by management that is committed to using that cash flow to create value for shareholders. We believe this is the type of environment that will reward cash flow-based investing.

David Pearl
Portfolio Manager

William Priest
Portfolio Manager

Michael Welhoelter
Portfolio Manager

IMPORTANT DISCLOSURE STATEMENT

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund's prospectus by calling 1-800-527-9525. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-527-9525.

Information provided with respect to the Fund's Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of June 30, 2009 and are subject to change at any time.

The opinions presented in this document are those of the portfolio manager at the time of this report and may change at any time. Information contained in this document was obtained from sources deemed to be reliable, but no guarantee is made as to the accuracy of such information. Nothing presented in this document may be construed as an offer to purchase or sell any security.

INDEX DEFINITIONS

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000U INDEX AND INCLUDES APPROXIMATELY 1000 OF THE LARGEST SECURITIES BASED ON A COMBINATION OF THEIR MARKET CAP AND CURRENT INDEX MEMBERSHIP. THE RUSSELL 1000 REPRESENTS APPROXIMATELY 90% OF THE U.S. MARKET.

EPOCH U.S. LARGE CAP EQUITY FUND

FUND EXPENSES (UNAUDITED)

FUND EXPENSES EXAMPLE
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2009 and held for the six months ended June 30, 2009.

ACTUAL EXPENSES EXAMPLE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


                                                                                                             Expenses Paid During
                                                                                                                    Period*
                                                    Beginning Account Value       Ending Account Value      January 1, 2009 through
Class I Shares                                          January 1, 2009               June 30, 2009              June 30, 2009


Actual                                                                $ 1,000                 $ 1,070.97                     $ 5.60
Hypothetical (5% return before expenses)                              $ 1,000                 $ 1,019.55                     $ 5.46



                                                                                                             Expenses Paid During
                                                                                                                    Period*
                                                    Beginning Account Value       Ending Account Value       February 3, 2009 (a)
Class P Shares                                        February 3, 2009 (a)            June 30, 2009          through June 30, 2009


Actual                                                                $ 1,000                 $ 1,132.42                     $ 5.75
Hypothetical (5% return before expenses)                              $ 1,000                 $ 1,014.74                     $ 5.44


* - Expenses are equal to the Fund's annualized expense ratio of 1.09% for Class I and 1.34% for Class P, multiplied by the average account value for the period, multiplied by 181 days for Class I and 147 days for Class P in the most recent fiscal half year divided by 365 days in the current year.

(a)Commencement of operations for Class P shares was February 3, 2009.


                        EPOCH U.S. LARGE CAP EQUITY FUND
           PORTFOLIO HOLDINGS BY SECTOR, AS PERCENTAGE OF NET ASSETS
                        AS OF JUNE 30, 2009 (UNAUDITED)



                         [ PORTFOLIO HOLDINGS Graphic ]


Aerospace                       5.22%
Chemicals                       4.32%
Consumer Staples                2.94%
Cosmetics & Toiletries          1.29%
Energy                          5.02%
Entertainment                   1.55%
Environmental Services          2.37%
Financial Services              15.51%
Healthcare Products             1.59%
Healthcare Services             12.07%
Insurance                       3.89%
Manufacturing                   5.12%
Media & Communications          2.19%
Oil & Gas Exploration           13.53%
Software & Services             15.07%

            Schedule of InvestmentsEPOCH U.S. LARGE CAP EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2009
                                  (UNAUDITED)


   NUMBER                                                                                               % OF             MARKET
  OF SHARES     SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                COMMON STOCKS                                                                              91.68%

                AEROSPACE                                                                                   5.22%
   43,850       Alliant Techsystems, Inc.*                                                                              $ 3,611,486
   87,150       Boeing Co.                                                                                                3,703,875
   42,150       Rockwell Collins, Inc.                                                                                    1,758,919
                                                                                                                     --------------
                                                                                                                          9,074,280
                                                                                                                     --------------

                CHEMICALS                                                                                   4.32%
   98,950       Du Pont EI De Nemours  Co.                                                                                2,535,099
   69,950       Praxair, Inc.                                                                                             4,971,346
                                                                                                                     --------------
                                                                                                                          7,506,445
                                                                                                                     --------------

                CONSUMER STAPLES                                                                            2.94%
    2,086       PepsiCo, Inc.                                                                                               114,647
   37,600       Philip Morris International                                                                               1,640,112
   164,850      Safeway, Inc.                                                                                             3,357,995
                                                                                                                     --------------
                                                                                                                          5,112,754
                                                                                                                     --------------

                COSMETICS  TOILETRIES                                                                       1.29%
   31,600       Colgate-Palmolive Company                                                                                 2,235,384
                                                                                                                     --------------

                ENERGY                                                                                      5.02%
   23,500       Entergy Corp.                                                                                             1,821,720
   68,050       NSTAR                                                                                                     2,185,086
   35,900       Peabody Energy Corp.                                                                                      1,082,744
   111,950      Scana Corp.                                                                                               3,635,017
                                                                                                                     --------------
                                                                                                                          8,724,567
                                                                                                                     --------------

                ENTERTAINMENT                                                                               1.55%
   169,400      International Game Technology                                                                             2,693,460
                                                                                                                     --------------

                ENVIRONMENTAL SERVICES                                                                      2.37%
   146,100      Waste Management, Inc.                                                                                    4,114,176
                                                                                                                     --------------

                FINANCIAL SERVICES                                                                         15.51%
   124,350      Ameriprise Financial, Inc.                                                                                3,017,974
   140,600      Bank Of New York Company, Inc.                                                                            4,120,986



   NUMBER                                                                                               % OF             MARKET
  OF SHARES     SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------


                FINANCIAL SERVICES (continued):
   54,550       Franklin Resources, Inc.                                                                                $ 3,928,145
   72,700       Hudson City Bancorp, Inc.                                                                                   966,183
   110,500      NYSE Euronext                                                                                             3,011,125
   68,350       People's United Financial                                                                                 1,027,984
   115,500      Visa, Inc.                                                                                                7,191,030
   225,700      Western Union Co.                                                                                         3,701,480
                                                                                                                     --------------
                                                                                                                         26,964,907
                                                                                                                     --------------

                HEALTHCARE PRODUCTS                                                                         1.59%
   271,800      Boston Scientific Corp.*                                                                                  2,756,052
                                                                                                                     --------------

                HEALTHCARE SERVICES                                                                        12.07%
   123,090      Aetna US Healthcare                                                                                       3,083,404
   105,400      Davita, Inc.*                                                                                             5,213,084
   73,950       Laboratory Corp. of America Holdings*                                                                     5,013,071
   105,550      Thermo Fischer Scientific, Inc.*                                                                          4,303,273
   112,950      Ventas, Inc.                                                                                              3,372,687
                                                                                                                     --------------
                                                                                                                         20,985,519
                                                                                                                     --------------

                INSURANCE                                                                                   3.89%
   59,500       Everest Re Group Ltd.                                                                                     4,258,415
   83,300       MetLife, Inc.                                                                                             2,499,833
                                                                                                                     --------------
                                                                                                                          6,758,248
                                                                                                                     --------------

                MANUFACTURING                                                                               5.12%
   55,450       Danaher Corp.                                                                                             3,423,483
   48,150       Deere  Co.                                                                                                1,923,593
   119,050      MEMC Electronic Materials, Inc.*                                                                          2,120,281
   43,950       PACCAR, Inc.                                                                                              1,428,814
                                                                                                                     --------------
                                                                                                                          8,896,171
                                                                                                                     --------------

                MEDIA  COMMUNICATIONS                                                                       2.19%
   269,645      Comcast CL-A Special                                                                                      3,801,994
                                                                                                                     --------------

                OIL  GAS EXPLORATION                                                                       13.53%
   50,650       Cameron International Corp.*                                                                              1,433,395
   57,500       ConocoPhillips                                                                                            2,418,450
   38,850       Diamond Offshore Drilling, Inc.                                                                           3,226,493
   102,000      Exxon Mobil Corp.                                                                                         7,130,820
   70,420       National Oilwell Varco, Inc.*                                                                             2,299,917
   82,700       Oneok, Inc.                                                                                               2,438,823



   NUMBER                                                                                               % OF             MARKET
  OF SHARES     SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------


                OIL  GAS EXPLORATION (continued):
   170,700      Southern Union Co.                                                                                      $ 3,139,173
   73,170       Weatherford International Ltd. *                                                                          1,431,205
                                                                                                                     --------------
                                                                                                                         23,518,276
                                                                                                                     --------------

                SOFTWARE  SERVICES                                                                         15.07%
   28,380       Apple Computer, Inc.*                                                                                     4,042,163
   72,350       Automatic Data Processing, Inc.                                                                           2,564,084
   112,350      Electronic Arts, Inc.*                                                                                    2,440,242
   81,700       Fiserv, Inc.*                                                                                             3,733,690
   356,550      Microsoft Corp.                                                                                           8,475,194
   230,700      Oracle Corp.                                                                                              4,941,594
                                                                                                                     --------------
                                                                                                                         26,196,967
                                                                                                                     --------------

                TOTAL INVESTMENTS:
                (Cost: $140,755,926)                                                                       91.68%     $ 159,339,200
                Other assets, net of liabilities                                                            8.32%        14,468,003
                                                                                                    -------------    --------------

                NET ASSETS                                                                                100.00%     $ 173,807,203

*Non-income producing (security is considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund's related balance sheet).


See Notes to Financial Statements


EPOCH U.S. LARGE CAP EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2009 (UNAUDITED)


ASSETS
  Investments at value (identified cost of $140,755,926) (Note 1)                                                     $ 159,339,200
  Cash                                                                                                                   14,220,830
  Receivable for capital stock sold                                                                                         181,842
  Dividends receivable                                                                                                      174,180
  Interest receivable                                                                                                           559
  Prepaid expenses                                                                                                          155,583
                                                                                                                     --------------
TOTAL ASSETS                                                                                                            174,072,194
                                                                                                                     --------------

LIABILITIES
  Payable for capital stock redeemed                                                                                        148,788
  Accrued investment management fees                                                                                         99,311
  Accrued 12b-1 fees Class P                                                                                                      1
  Accrued administration and accounting fees                                                                                  6,605
  Accrued custody fees                                                                                                        8,276
  Other accrued expenses                                                                                                      2,010
                                                                                                                     --------------
TOTAL LIABILITIES                                                                                                           264,991
                                                                                                                     --------------

NET ASSETS                                                                                                            $ 173,807,203
                                                                                                                     ==============

  NET ASSETS CONSIST OF:
  Paid-in-capital applicable to 14,960,479 $0.01 par value shares of beneficial interest outstanding                  $ 152,945,951
  Accumulated net investment income (loss)                                                                                  702,570
  Accumulated net realized gain (loss) on investments                                                                     1,575,408
  Net unrealized appreciation (depreciation) of investments                                                              18,583,274
                                                                                                                     --------------
                                                                                                                      $ 173,807,203
  NET ASSETS                                                                                                         ==============

NET ASSET VALUE PER SHARE
CLASS I
  ($173,785,906 /14,958,642 shares outstanding; 20,000,000 authorized)                                                      $ 11.62
                                                                                                                     ==============

CLASS P
  ($21,297 / 1,837 shares outstanding; 20,000,000 authorized)                                                               $ 11.60
                                                                                                                     ==============


See Notes to Financial Statements

EPOCH U.S. LARGE CAP EQUITY FUND
STATEMENT OF OPERATIONS


SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
  Dividend                                                                                                              $ 1,415,386
  Interest                                                                                                                    4,799
                                                                                                                     --------------
Total investment income                                                                                                   1,420,185
                                                                                                                     --------------

EXPENSES
  Investment management fees (Note 2)                                                                                       539,029
  12b-1 fees, Class P (Note 2)                                                                                                   14
  Recordkeeping and administrative services (Note 2)                                                                         66,401
  Accounting fees (Note 2)                                                                                                   33,149
  Custodian fees                                                                                                             19,676
  Transfer agent fees (Note 2)                                                                                               43,476
  Professional fees                                                                                                          20,985
  Filing and registration fees (Note 2)                                                                                      19,836
  Directors fees                                                                                                              5,310
  Compliance fees                                                                                                             4,507
  Shareholder servicing and reports (Note 2)                                                                                 16,844
  Other                                                                                                                      20,872
                                                                                                                     --------------
Total expenses                                                                                                              790,099
Management fee waivers (Note 2)                                                                                            (55,660)
                                                                                                                     --------------
Net Expenses                                                                                                                734,439
                                                                                                                     --------------
Net investment income (loss)                                                                                                685,746
                                                                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                                                                                   1,469,412
Net increase (decrease) in unrealized appreciation (depreciation) of investments                                         11,291,627
                                                                                                                     --------------
Net realized and unrealized gain (loss) on investments                                                                   12,761,039
                                                                                                                     --------------

                                                                                                                       $ 13,446,785
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                                  ==============


See Notes to Financial Statements

EPOCH U.S. LARGE CAP EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                 FOR THE PERIOD
                                                                                         SIX MONTHS ENDED       DECEMBER 3, 2008
                                                                                           JUNE 30, 2009            THROUGH
                                                                                            (UNAUDITED)        DECEMBER 31, 2008
                                                                                        ---------------------  --------------------


INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income (loss)                                                                      $ 685,746              $ 90,864
  Net realized gain (loss) on investments                                                           1,469,412               105,996
  Net increase (decrease) in unrealized appreciation (depreciation) of investments                 11,291,627             7,291,647
                                                                                        ---------------------  --------------------
  Increase (decrease) in net assets from operations                                                13,446,785             7,488,507
                                                                                        ---------------------  --------------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
Class I                                                                                                     -              (74,040)
Class P                                                                                                     -                     -
  Net realized gains
Class I                                                                                                     -                     -
Class P                                                                                                     -                     -
                                                                                        ---------------------  --------------------
  Decrease in net assets from distributions                                                                 -              (74,040)
                                                                                        ---------------------  --------------------

CAPITAL STOCK TRANSACTIONS (NOTE 5)
  Shares sold
Class I                                                                                            69,601,724            91,722,291
Class P                                                                                                18,596                     -
  Distributions reinvested
Class I                                                                                                     -                 1,071
Class P                                                                                                     -                     -
  Shares redeemed
Class I                                                                                           (8,037,805)             (359,926)
Class P                                                                                                     -                     -
                                                                                        ---------------------  --------------------
  Increase (decrease) in net assets from capital stock transactions                                61,582,515            91,363,436
                                                                                        ---------------------  --------------------

NET ASSETS
  Increase (decrease) during period                                                                75,029,300            98,777,903
  Beginning of period                                                                              98,777,903                     -
                                                                                        ---------------------  --------------------
  END OF PERIOD (INCLUDING ACCUMULATED NET INVESTMENT INCOME (LOSS) OF $702,570 AND             $ 173,807,203          $ 98,777,903
    $16,824, RESPECTIVELY)                                                              =====================  ====================
* Commencement of operations was December 3, 2008


See Notes to Financial Statements


EPOCH U.S. LARGE CAP EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         CLASS I SHARES
                                                                                             --------------------------------------
                                                                                                                     PERIOD ENDED
                                                                                             SIX MONTHS ENDED        DECEMBER 31,
                                                                                               JUNE 30, 2009          2008* (1)
                                                                                              (UNAUDITED)(1)      -----------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                              $ 10.85              $ 10.00
                                                                                             ------------          -----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                                                                       0.06                 0.01
  Net realized and unrealized gain (loss) on investments                                             0.71                 0.85
                                                                                             ------------          -----------
                                                                                                     0.77                 0.86
  TOTAL FROM INVESTMENT ACTIVITIES                                                           ------------          -----------
DISTRIBUTIONS
  Net investment income                                                                                 -               (0.01)
  Net realized gain                                                                                     -                    -
                                                                                             ------------          -----------
                                                                                                        -               (0.01)
  TOTAL DISTRIBUTIONS                                                                        ------------          -----------

NET ASSET VALUE, END OF PERIOD                                                                    $ 11.62              $ 10.85
                                                                                             ============          ===========

TOTAL RETURN                                                                                        7.10%                8.59%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets (A)
  Expenses, net(B)                                                                                  1.09%**              1.09%**
  Net investment income (loss)                                                                      1.02%**              1.28%**
Portfolio turnover rate                                                                             6.10%                1.25%
Net assets, end of period (000's)                                                               $ 173,786             $ 98,778
*Commencement of operations was December 3, 2008
**Annualized
(1)Per share amounts calculated using the average share method.
(A)Management fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 0.08% for the six months ended June 30. 2009 and 0.07% for the period ended December 31, 2008.
(B) Expense ratio - net reflects the effect of the management fee waivers and reimbursement of expenses..


See Notes to Financial Statements


EPOCH U.S. LARGE CAP EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    CLASS P SHARES
                                                                                                                          (1)
                                                                                                                   ----------------
                                                                                                                     PERIOD ENDED
                                                                                                                    JUNE 30, 2009*
                                                                                                                      (UNAUDITED)
                                                                                                                   ----------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                                                   $ 10.24
                                                                                                                    ----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                                                                                            0.03
  Net realized and unrealized gain (loss) on investments                                                                  1.35
                                                                                                                    ----------
                                                                                                                          1.38
TOTAL FROM INVESTMENT ACTIVITIES                                                                                    ----------
DISTRIBUTIONS
  Net investment income                                                                                                      -
  Net realized gain                                                                                                          -
                                                                                                                    ----------
                                                                                                                             -
TOTAL DISTRIBUTIONS                                                                                                 ----------
PAID-IN-CAPITAL FROM REDEMPTION FEES (NOTE 2)                                                                                -
                                                                                                                    ----------

NET ASSET VALUE, END OF PERIOD                                                                                         $ 11.62
                                                                                                                    ==========
RATIOS/SUPPLEMENTAL DATA
TOTAL RETURN                                                                                                            13.24%
Ratio to average net assets (A)
  Expenses, net(B)                                                                                                       1.34%**
  Net investment income (loss)                                                                                           0.78%**
Portfolio turnover rate                                                                                                  6.10%
Net assets, end of period (000's)                                                                                         $ 21
*Commencement of operations for Class P shares was February 3, 2009
**Annualized
(1) Per share amounts calculated using the average share method.
(A) Management fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by
0.08% for the period ended June 30. 2009.
(B) Expense ratio- net reflects the effect of the management fee waivers and reimbursement of expenses.


See Notes to Financial Statements

EPOCH U.S. LARGE CAP EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2009 (UNAUDITED)
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Epoch U.S. Large Cap Equity Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established December 2, 2008 as a series of TWF which has allocated to the Fund 50,000,000 (Class I 30,000,000; Class P 20,000,000) shares of its
1,050,000,000 shares of $.01 par value common stock. The Fund currently offers two Classes of shares (Class I and Class P).

     The objective of the Fund is to achieve long-term capital appreciation by investing primarily in a diversified portfolio consisting of equity securities of U.S. companies with market capitalization of $5 billion or greater at the time of purchase. Equity securities consist of common stock, depository receipts, REITs, MLPs, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION

     The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) or included in the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Portfolio securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

     The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

                       LEVEL 1                                   LEVEL 2                                LEVEL 3
                 QUOTED PRICES       OTHER SIGNIFICANT OBSERVABLE INPUTS        SIGNIFICANT UNOBSERVABLE INPUTS               TOTAL
                 -------------       -----------------------------------        -------------------------------       -------------

Common           $ 159,339,200                                       $ -                                    $ -       $ 159,339,200
Stocks           =============       ===================================        ===============================       =============


     Refer to the Fund's Schedule of Investments for a listing of the securities by security type and industry.
     On January 1, 2009, the Fund adopted Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 amends and expands disclosures about derivative instruments and hedging activities. SFAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management has determined that the adoption of SFAS 161 had no impact on the Fund's financial statements.

SECURITY TRANSACTIONS AND INCOME

     Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

ACCOUNTING ESTIMATES

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

     The Fund intends to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     The Fund adopted the provisions of Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes" on January 1, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. FIN 48 requires management of the Fund to analyze all open tax years, currently 2006, 2007 and 2008, as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six months ended June 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. Interest and penalties, if any, associated with any federal or state income tax obligations, are recorded as income tax expense.

RECLASSIFICATION OF CAPITAL ACCOUNTS

     Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. There are no reclassifications at June 30, 2009.

CLASS NET ASSET VALUES AND EXPENSES

     All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable for each class.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Agreement, the Advisor, Epoch Investment Partners, Inc. ("EIP") provides investment advisory services for an annual fee of 0.80% on the average daily net assets of the Fund. For the six months ended June 30, 2009, EIP earned $539,029 in advisory fees, of which $55,660 was waived.

     In the interest of limiting the operating expenses of the Fund, the Advisor has contractually agreed to waive or limit its fees and to assume other operating expenses until November 30, 2009 so that the ratio of total annual operating expenses is limited to 1.09% of Class I average net assets and 1.34% of Class P average net assets. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of June 30, 2009 was $60,277 of which 4,617 expires December 31, 2011 and $55,660 expires December 31, 2012.

     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Class P shares of the Fund may finance activities which are primarily intended to result in the sale of the Fund's Class P shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund may incur such distribution expenses at the rate of 0.25% per annum on the Fund's P Class average daily net assets. For the six months ended June 30, 2009, there were $14 of 12b-1 fees incurred by the Fund's Class P shares.

     First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the six months ended June 30, 2009, FDCC received no fees and commissions from the sale of Fund shares.

     Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives an asset-based fee based on the Fund's average daily net assets. For the six months ended June 30, 2009, CSS earned $66,401 for its services, of which $4,613 was due from the Fund as of June 30, 2009. Additionally, of the $19,836 of filing and registration fees expense incurred, CSS received $1,288 for hourly services provided to the Fund and of the $66,401 of shareholder services and reports expense incurred, CSS received $740 for hourly services provided to the Fund.
     Commonwealth Fund Services, Inc. ("CFSI") is the Fund's transfer and dividend disbursing agent. For the six months ended June 30, 2009, CFSI earned $43,476 for its services.

     Commonwealth Fund Accounting ("CFA") is the Fund's pricing agent. For the six months ended June 30, 2009, CFA earned $33,149 for its services, of which $1,992 was due from the Fund as of June 30, 2009.

     Certain officers and/or an interested director of the Fund are also officers and/or directors of FDCC, CSS, CFA and CFSI.

NOTE 3 - INVESTMENTS

     The cost of purchases and proceeds from the sales of securities other than short-term notes for the six months ended June 30, 2009, were $63,083,097 and $7,514,467, respectively.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

     The tax character of distributions during the six months ended June 30, 2009 and the period ended December 31, 2008 was as follows:

                                                                                                    SIX MONTHS
                                                                                                         ENDED
                                                                                                 JUNE 30, 2009         PERIOD ENDED
                                                                                                   (UNAUDITED)   DECEMBER 31, 2008*
                                                                                                --------------  -------------------

Distributions paid from:
Ordinary income**                                                                                          $ -             $ 74,040
                                                                                                ==============  ===================


     *Commencement of operations was December 3, 2008.

     **For tax purposes, short-term capital gain distributions are considered ordinary income.

NOTE 5 - CAPITAL STOCK TRANSACTIONS

     Capital stock transactions for the fund were:


                                                                            CLASS I SHARES                  CLASS P SHARES
                                                                           SIX MONTHS ENDED                  PERIOD ENDED
                                                                      JUNE 30, 2009 (UNAUDITED)       JUNE 30, 2009 (UNAUDITED)*
                                                                   -------------------------------  -------------------------------
                                                                            SHARES           VALUE           SHARES           VALUE
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                              6,607,438    $ 69,601,724            1,837        $ 18,596
Shares reinvested                                                                -               -                -               -
Shares redeemed                                                          (754,671)     (8,037,805)                -               -
                                                                    --------------  --------------   --------------  --------------
Net increase (decrease)                                                  5,852,767    $ 61,563,919            1,837        $ 18,596
                                                                    ==============  ==============   ==============  ==============



                                                                                                            CLASS I SHARES
                                                                                                             PERIOD ENDED
                                                                                                          DECEMBER 31, 2008 *
                                                                                                    -------------------------------
                                                                                                             SHARES           VALUE
                                                                                                     --------------  --------------

Shares sold                                                                                               9,140,072    $ 91,722,291
Shares reinvested                                                                                               103           1,071
Shares redeemed                                                                                            (34,300)       (359,926)
                                                                                                     --------------  --------------
Net increase (decrease)                                                                                   9,105,875    $ 91,363,436
                                                                                                     ==============  ==============


     * Commencement of operations forClass I shares was December 3, 2008 and for Class P shares wasFebruary 3, 2009.

NOTE 6 - SUBSEQUENT EVENTS

     At a special meeting of the Board of Directors of The World Funds, Inc. (the "Board") held on July 7, 2009, the Board approved an agreement and plan of reorganization (the "Reorganization Agreement") providing for the reorganization of Epoch U.S. Large Cap Equity Fund into a newly-created corresponding MainStay Fund, MainStay Epoch U.S. Large Cap Equity Fund.

     The Reorganization Agreement is subject to certain closing conditions, including approval by shareholders of the Fund, and certain termination rights, including the Board's right to terminate the Reorganization Agreement with respect to the Fund if it determines that proceeding with the Reorganization is inadvisable for the Fund. If shareholders of the Fund approve the Reorganization Agreement, all of the assets of the Fund will be transferred to the corresponding MainStay Fund and shareholders of the Fund will receive shares of a designated class of the corresponding MainStay Fund in exchange for their shares. The Fund's Class P Shares and Class I Shares will be exchanged for Class A Shares and Class I Shares, respectively, of the corresponding MainStay Fund. The Reorganization is expected to be a tax-free transaction. After the Reorganization, New York Life Investment Management LLC ("New York Life Investments") will serve as investment adviser and Epoch Investment Partners, Inc. ("Epoch"), the current investment adviser for the Fund, will serve as investment sub-adviser for the MainStay Fund. New York Life Investments and Epoch have agreed to assume the costs of the Reorganization.

     Shareholders of the Fund are scheduled to vote on the proposal relating to the Reorganization at a special meeting of shareholders currently expected to be held October 30, 2009. Fund shareholders as of August 28, 2009 should expect to receive a proxy statement (which contains important information about fees, expenses and risk considerations) relating to the proposed Reorganization. If approved by Epoch U.S. Large Cap Equity Fund shareholders, the Reorganization is expected to occur in the fourth quarter of 2009.
     Management has evaluated all transactions and events subsequent to the date of the balance sheet through August 31, 2009, the date on which these financial statements were available to be issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

EPOCH U.S. LARGE CAP EQUITY FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 will be available on or through the SEC's website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT ADVISER:

Epoch Investment Partners, Inc.
640 Fifth Avenue, 18th Floor
New York, New York 10019

DISTRIBUTOR:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

TRANSFER AGENT:

For account information, wire purchase or redemptions, call or write to Epoch U.S. All Cap Equity Fund's Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

MORE INFORMATION:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.

                       SEMI-ANNUAL REPORT TO SHAREHOLDERS

                        EPOCH U.S. LARGE CAP EQUITY FUND

                       A series of The World Funds, Inc.
                         A "Series" Investment Company


                     FOR THE SIX MONTHS ENDED JUNE 30, 2009
                                  (UNAUDITED)

Real Estate Value-Opportunity Fund (HLRRX)

Dear Investor:

The REMS Real Estate Value-Opportunity Fund (the "Fund") ended the six months through 6/30/09 with a (2.4%) total return vs. (12.2%) for the NAREIT Equity Index. The Fund's differentiated portfolio structure included at fiscal period end 88.2% common equity holdings of value-oriented REITs and real estate operating companies; a 17.2% position in REIT preferred equity securities that generally offer higher dividend yield and lower volatility; and a 0.0% short position in real estate equities; 1.2% cash and 8.0% leverage.

REIT share prices recorded an historic gain of 29% (NAREIT Equity Index) in the second quarter of 2009, offsetting much of the loss the sector experienced in the first quarter when public equity markets established cyclical lows in reaction to the credit market crisis and the poor fundamentals that still lie ahead for private commercial real estate.

REMS' Real Estate Value-Opportunity Fund, which invests across all public real estate market capitalizations and also targets selected REIT preferred issues experienced an unusually high capture of REIT index performance in the first half of 2009. Normally our "outside the box" portfolios do not capture 100% of REIT index performance when total returns exceed 10% in a quarter. We are very pleased that our Fund outperformed the NAREIT Equity REIT Index by approximately 1,000 basis points through June 30, 2009.

Today we believe we are at the very beginning of the next long-term secular uptrend for public real estate, though short-term returns are likely to be sensitive to economic inflection points and credit market stabilization. As we anticipate a long-term real estate cycle that offers significant investment opportunities, REMS' focus is now very much to the long side - increasing our exposure to real estate recovery candidates, real estate service companies, future real estate consolidators, and REIT preferred special situations. We closed out our short positions in Q2 and have added modest leverage to the Fund.

We believe we are at the embryonic stage of an exciting new adventure for public real estate. The secular move could easily last ten or more years with the usual significant interruptions along the way, similar to the last real estate cycle. As the private real estate markets work through their well-publicized problems, we are confident that public real estate companies will play a role in solving them and that new opportunities lie ahead.

Sincerely,

Edward W. Turville, CFA
Managing Director

Important Disclosure Statements

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund's prospectus by calling 1-800-527-9525. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-527-9525.

Information provided with respect to the Fund's Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of June 30, 2009 and are subject to change at any time.

The opinions presented in this document are those of the portfolio manager at the time of this report and may change at any time. Information contained in this document was obtained from sources deemed to be reliable, but no guarantee is made as to the accuracy of such information. Nothing presented in this document may be construed as an offer to purchase or sell any security.

INDEX DEFINITIONS

The NAREIT Equity Index is a free float adjusted market capitalization weighted index that includes all tax-qualified REITs listed in the NYSE, AMEX and NASDAQ National Market. It is not possible to invest directly in an index.

REMS REAL ESTATE VALUE-OPPORTUNITY FUND

FUND EXPENSES (UNAUDITED)

FUND EXPENSES EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2009 and held for the six months ended June 30, 2009.

ACTUAL EXPENSES EXAMPLE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


                                                                                                             Expenses Paid During
                                                                                                                  the Period*
                                                    Beginning Account Value       Ending Account Value      January 1, 2009 through
                                                        January 1, 2009               June 30, 2009              June 30, 2009


Actual                                                      $ 1,000                     $ 976.50                    $ 7.60
Hypothetical (5% return before expenses)                    $ 1,000                    $ 1,017.25                   $ 7.75


* Expenses are equal to the Fund's annualized expense ratio of 1.55%, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

                    REMS REAL ESTATE VALUE-OPPORTUNITY FUND
           COMMON STOCK HOLDINGS BY INDUSTRY SECTOR AS PERCENTAGE OF
            COMMON STOCK ALLOCATION AS OF JUNE 30, 2009 (UNAUDITED)



                   [ Common Stock Allocation Chart Graphic ]


Diversified/Other               25.09%
Healthcare                      8.35%
Multi-Family                    16.69%
Office/Industrial               24.61%
Retail                          13.55%



                    REMS REAL ESTATE VALUE-OPPORTUNITY FUND
          PREFERRED STOCK HOLDINGS BY INDUSTRY SECTOR AS PERCENTAGE OF
           PREFERRED STOCK ALLOCATION AS OF JUNE 30, 2009 (UNAUDITED)



                     [ Preferred Allocation Chart Graphic ]


Diversified/Other               2.54%
Healthcare                      1.44%
Hotel                           1.39%
Industrial                      2.70%
Multi-Family                    1.97%
Office                          5.02%
Retail                          2.24%

                    REMS REAL ESTATE VALUE-OPPORTUNITY FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2009
                                  (UNAUDITED)


   NUMBER
     OF                                                                                                % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                NET ASSETS           VALUE
------------    -------------------------------------------------------------------------------    -------------    ---------------


                LONG POSITIONS

                COMMON STOCKS                                                                             88.29%

                DIVERSIFIED/OTHER                                                                         25.09%
   72,700       Annaly Capital Management                                                                               $ 1,100,678
   157,700      Ishares DJ US RE                                                                                          5,100,018
   29,300       Jones Lang LaSalle Inc.                                                                                     958,989
   124,600      MI Developments                                                                                             945,714
   39,852       Vornado Realty Trust                                                                                      1,794,536
                                                                                                                    ---------------
                                                                                                                          9,899,935
                                                                                                                    ---------------

                HEALTHCARE                                                                                 8.35%
   169,900      Biomed Realty Trust                                                                                       1,738,077
   92,400       Healthcare Realty Trust, Inc.                                                                             1,555,092
                                                                                                                    ---------------
                                                                                                                          3,293,169
                                                                                                                    ---------------

                MULTI-FAMILY                                                                              16.69%
    6,800       Avalonbay Communities, Inc.                                                                                 380,392
   57,700       BRE Properties Class A                                                                                    1,370,952
   42,600       Camden Property Trust                                                                                     1,175,760
   205,100      Colonial Properties Trust                                                                                 1,517,740
   86,200       Post Properties, Inc.                                                                                     1,158,528
   71,030       Sun Communities, Inc.                                                                                       978,793
                                                                                                                    ---------------
                                                                                                                          6,582,165
                                                                                                                    ---------------

                OFFICE/INDUSTRIAL                                                                         24.61%
   59,000       Allied Properties Real Estate Investment Trust (Canada)                                                     748,184
   265,300      DCT Industrial Trust Inc.                                                                                 1,082,424
   62,000       Highwood Properties, Inc.                                                                                 1,386,940
   78,000       Liberty Property Trust                                                                                    1,797,120
   78,900       Mack-Cali Realty Corp.                                                                                    1,798,920
   210,851      Mission West Properties, Inc.                                                                             1,440,112
   30,050       PS Business Parks, Inc.                                                                                   1,455,622
                                                                                                                    ---------------
                                                                                                                          9,709,322
                                                                                                                    ---------------



   NUMBER
     OF                                                                                                % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                NET ASSETS           VALUE
------------    -------------------------------------------------------------------------------    -------------    ---------------


                RETAIL (continued):
                RETAIL                                                                                    13.55%
   405,300      Kite Realty Group Trust                                                                                 $ 1,183,476
   126,700      Ramco-Gershenson Properties Trust                                                                         1,268,267
   33,800       Regency Centers Corp.                                                                                     1,179,958
   118,100      Weingarten Realty                                                                                         1,713,631
                                                                                                                    ---------------
                                                                                                                          5,345,332
                                                                                                                    ---------------

                TOTAL COMMON STOCKS                                                                                    $ 34,829,923
                                                                                                                    ---------------
                (Cost: $40,146,372)

                PREFERRED STOCK                                                                           17.30%

                DIVERSIFIED/OTHER                                                                          2.54%
   57,000       Cousins Properties, Inc., Series A, 7.75%                                                                 $ 855,570
    5,900       Public Storage, Inc., Series A, 6.125%                                                                      146,910
                                                                                                                    ---------------
                                                                                                                          1,002,480
                                                                                                                    ---------------

                HEALTHCARE                                                                                 1.44%
   32,700       Biomed Realty Trust, Series A, 7.375%                                                                       569,634
                                                                                                                    ---------------

                HOTEL:                                                                                     1.39%
   35,100       LaSalle Hotel Properties, Series G, 7.250%                                                                  549,315
                                                                                                                    ---------------

                INDUSTRIAL                                                                                 2.70%
   74,200       Duke Realty Corp., Series L, 6.60%                                                                          990,570
    4,000       PS Business Park, Series O, 7.3750%                                                                          76,440
                                                                                                                    ---------------
                                                                                                                          1,067,010
                                                                                                                    ---------------

                MULTI-FAMILY                                                                               1.97%
   45,675       Apartment Investment & Management Co., Series Y, 7.875%                                                     776,932
                                                                                                                    ---------------

                OFFICE                                                                                     5.02%
   54,800       Kilroy Realty Corp., Series F, 7.500%                                                                     1,005,580
   58,800       SL Green Realty Corp., Series C, 7.625%                                                                     970,200
                                                                                                                    ---------------
                                                                                                                          1,975,780
                                                                                                                    ---------------



   NUMBER
     OF                                                                                                % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                NET ASSETS           VALUE
------------    -------------------------------------------------------------------------------    -------------    ---------------


$ 39,449,350    RETAIL                                                                                     2.24%
   12,100       Taubman Center, Series G, 8.000%                                                                          $ 231,715
   41,600       Weingarten Realty Investment, Series F, 6.500%                                                              650,208
                                                                                                                    ---------------
                                                                                                                            881,923
                                                                                                                    ---------------

                TOTAL PREFERRED STOCKS                                                                                  $ 6,823,074
                                                                                                                    ---------------
                (Cost: $7,926,061)

                NET INVESTMENTS IN SECURITIES
                (Cost: $48,072,433)                                                                      105.59%       $ 41,652,997
                Other assets, net of liabilities                                                          -5.59%        (2,203,647)
                                                                                                   -------------    ---------------

                NET ASSETS                                                                               100.00%       $ 39,449,350


See Notes to Financial Statements


REMS REAL ESTATE VALUE-OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2009 (UNAUDITED)


ASSETS
  Investments at value (identified cost of $48,072,433) (Note 1)                                                       $ 41,652,997
  Cash                                                                                                                      443,198
  Receivable for securities sold                                                                                            935,796
  Receivable from broker                                                                                                      6,628
  Dividends and interest receivable                                                                                         274,835
  Receivable for capital stock sold                                                                                           6,053
  Receivable for dividend taxes withheld                                                                                     19,587
                                                                                                                             43,394
  Prepaid expenses                                                                                                   --------------
                                                                                                                         43,382,488
    TOTAL ASSETS                                                                                                     --------------

LIABILITIES
  Due to brokers                                                                                                          2,562,082
  Payable for securities purchased                                                                                        1,294,621
  Payable for capital stock redeemed                                                                                         42,345
  Accrued investment management fees                                                                                         21,298
  Accrued administration, transfer agent and accounting fees                                                                  2,484
                                                                                                                             10,308
  Other accrued expenses                                                                                             --------------
                                                                                                                          3,933,138
    TOTAL LIABILITIES                                                                                                --------------

                                                                                                                       $ 39,449,350
NET ASSETS                                                                                                           ==============
  NET ASSETS CONSIST OF:
  Paid-in-capital applicable to 6,062,225 $0.01 par value shares of beneficial interest outstanding; 50,000,000
   shares authorized                                                                                                   $ 73,712,603
  Accumulated net investment income (loss)                                                                                    9,848
  Accumulated net realized gain (loss) on investments                                                                  (27,853,665)
                                                                                                                        (6,419,436)
  Net unrealized appreciation (depreciation) on investments                                                          --------------
                                                                                                                       $ 39,449,350
  NET ASSETS                                                                                                         ==============

NET ASSET VALUE PER SHARE
                                                                                                                             $ 6.51
  ($39,449,350 / 6,062,225 shares outstanding)                                                                       ==============


See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
STATEMENT OF OPERATIONS


SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
  Dividends (Net of foreign tax withheld of $7,603)                                                                     $ 1,974,157
                                                                                                                                439
  Interest                                                                                                           --------------
                                                                                                                        $ 1,974,596
    Total investment income                                                                                          --------------

EXPENSES
  Investment management fees (Note 2)                                                                                       190,857
  Recordkeeping and administrative services (Note 2)                                                                         21,568
  Accounting fees (Note 2)                                                                                                   19,086
  Custodian fees                                                                                                              5,168
  Transfer agent fees (Note 2)                                                                                               15,063
  Professional fees                                                                                                          21,232
  Filing and registration fees (Note 2)                                                                                       7,116
  Directors fees                                                                                                              5,376
  Compliance fees                                                                                                             4,472
  Shareholder servicing and reports (Note 2)                                                                                 26,698
  Interest expense                                                                                                            9,233
                                                                                                                             21,471
  Other                                                                                                              --------------
    Total expenses                                                                                                          347,340
    Fees paid indirectly (Note 6)                                                                                          (28,313)
                                                                                                                           (23,497)
    Management fee waiver (Note 2)                                                                                   --------------
                                                                                                                            295,530
    Net expenses                                                                                                     --------------
                                                                                                                          1,679,066
    Net investment income (loss)                                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT
  Net realized gain (loss) on:
    Investments                                                                                                        (15,044,639)
    Securities sold short                                                                                                   153,819
  Net increase (decrease) in unrealized appreciation (depreciation) of:
    Investments                                                                                                          11,045,237
    Securities sold short                                                                                                   120,425
                                                                                                                        (3,725,158)
  Net realized and unrealized gain (loss) on investments and securities sold short                                   --------------
                                                                                                                      $ (2,046,092)
   INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                                 ==============



See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                                                  SIX MONTHS ENDED
                                                                                                    JUNE 30, 2009     YEAR ENDED
                                                                                                     (UNAUDITED)  DECEMBER 31, 2008
                                                                                                     --------------  --------------


INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income (loss)                                                                          $ 1,679,066     $ 1,564,353
  Net realized gain (loss) on investments and securities sold short                                    (14,890,820)     (8,002,537)
  Net increase (decrease) in unrealized appreciation (depreciation) of investments and securities        11,165,662    (15,696,225)
   sold short                                                                                        --------------  --------------
                                                                                                        (2,046,092)    (22,134,409)
  Increase (decrease) in net assets from operations                                                  --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                                                 (1,669,218)     (1,556,580)
                                                                                                                 --     (1,708,615)
  Return of capital                                                                                  --------------  --------------
                                                                                                                        (3,265,195)
  Decrease in net assets from distributions                                                             (1,669,218)  --------------

CAPITAL STOCK TRANSACTIONS (NOTE 5)
  Shares sold                                                                                             3,828,386      34,809,605
  Distributions reinvested                                                                                1,245,783       2,319,920
                                                                                                        (6,754,168)    (14,604,192)
  Shares redeemed                                                                                    --------------  --------------
                                                                                                        (1,679,999)      22,525,333
  Increase (decrease) in net assets from capital stock transactions                                  --------------  --------------

NET ASSETS
  Increase (decrease) during period                                                                     (5,395,309)     (2,874,271)
                                                                                                         44,844,659      47,718,930
  Beginning of period                                                                                --------------  --------------
  END OF PERIOD (INCLUDING ACCUMULATED NET INVESTMENT INCOME (LOSS) OF $9,848 AND $(12,962,845),       $ 39,449,350    $ 44,844,659
   RESPECTIVELY)                                                                                     ==============  ==============


See Notes to Financial Statements


REMS REAL ESTATE VALUE-OPPORTUNITY FUND

STATEMENT OF CASH FLOWS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         SIX MONTHS
                                                                                                              ENDED      YEAR ENDED
                                                                                                      JUNE 30, 2009    DECEMBER 31,
                                                                                                        (UNAUDITED)            2008
                                                                                                     --------------  --------------

INCREASE/(DECREASE) IN CASH
Cash flows from operating activities:
  Net increase in net assets from operations                                                          $ (2,046,092)  $ (22,134,409)
  Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
    Purchase of investment securities                                                                  (27,829,544)   (100,021,508)
    Proceeds from disposition of investment securities                                                   23,659,675      73,451,800
    Decrease (increase) in receivables for securities sold                                                (935,796)       4,192,639
    Decrease (increase) in receivable from broker                                                             (206)           7,778
    Decrease (increase) in dividends and interest receivable                                                184,524       (144,408)
    Decrease (increase) in receivable for dividend taxes withheld                                             3,389        (22,976)
    Decrease (increase) in prepaid assets                                                                  (24,532)          13,193
    Purchase and sale of securities sold short - net                                                      (666,880)     (1,170,698)
    Increase (decrease) in payable for securities purchased                                             (1,504,943)     (2,019,647)
    Increase (decrease) in distribution payable                                                           (316,953)         316,954
    Increase (decrease) in interest/dividend payable                                                             --         (8,982)
    Decrease (increase) in deposits into brokers for securities sold short                                6,375,215       1,959,007
    Increase(decrease) in accrued management fees                                                            15,923        (17,913)
    Increase (decrease) in other accrued expenses                                                           (2,267)           5,516
    Unrealized depreciation on investments and securities sold short                                   (11,165,662)      15,696,225
    Net realized loss from investments and securities sold short (net of $1,423,120 in 2008 of
     capital gain distributions received)                                                                14,890,820       9,097,444
                                                                                                                 --         560,383
    Return of capital dividends received                                                             --------------  --------------
                                                                                                            636,671    (20,239,602)
  Net cash provided by operating activities:                                                         --------------  --------------
  Cash flows from financing activities:
    Proceeds from shares sold                                                                             4,084,776      34,602,164
    Payments on shares redeemed                                                                         (7,089,213)    (14,493,395)
                                                                                                          (423,435)       (617,064)
    Cash distributions paid                                                                          --------------  --------------
                                                                                                        (3,427,872)      19,491,705
  Net cash used in financing activities                                                              --------------  --------------
Net increase in cash                                                                                    (2,791,202)       (747,896)
Cash:
                                                                                                          3,234,400       3,982,297
  Beginning balance                                                                                  --------------  --------------
                                                                                                          $ 443,198     $ 3,234,400
  Ending balance                                                                                     ==============  ==============


See Notes to Financial Statements


REMS REAL ESTATE VALUE-OPPORTUNITY FUND*

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    JULY 1, 2006
                                                      SIX MONTHS ENDED        YEAR ENDED         YEAR ENDED            THROUGH
                                                        JUNE 30, 2009        DECEMBER 31,       DECEMBER 31,        DECEMBER 31,
                                                       (UNAUDITED) (1)         2008(1)              2007               2006**
                                                     ------------------    ---------------    ---------------    ------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $ 7.00               $ 10.96            $ 16.15            $ 15.01
INVESTMENT ACTIVITIES
  Net investment income                                      0.27                  0.29               0.36               0.04
  Net realized and unrealized gain on                      (0.49)                (3.70)             (1.93)               2.21
   investments                                        -----------           -----------        -----------        -----------
                                                           (0.22)                (3.41)             (1.57)               2.25
  TOTAL FROM INVESTMENT ACTIVITIES                    -----------           -----------        -----------        -----------
DISTRIBUTIONS

  Net investment income                                    (0.27)                (0.26)             (0.36)             (0.23)
  Realized gains                                               --                    --             (2.96)             (0.88)
                                                               --                (0.29)             (0.30)                 --
  Return of capital                                   -----------           -----------        -----------        -----------
                                                           (0.27)                (0.55)             (3.62)             (1.11)
  Total distributions                                 -----------           -----------        -----------        -----------

                                                           $ 6.51                $ 7.00            $ 10.96            $ 16.15
NET ASSET VALUE, END OF PERIOD                        ===========           ===========        ===========        ===========

TOTAL RETURN                                              (2.35%)              (32.22%)           (10.27%)             15.07%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets (A)
  Expenses (B)                                              1.55%***              1.60%              1.77%              2.27%***
  Net investment income                                     8.80%***              2.86%              2.27%              1.95%***
Portfolio turnover rate                                    60.09%               145.98%            104.22%             64.82%
Net assets, end of period (000's)                        $ 39,449              $ 44,845           $ 47,719           $ 60,857
* Formerly known as Hillview/REMS Leveraged REIT Fund. Name change effective on October 28, 2004.
**Effective July 2, 2006, the Fund changed its year end from June 30 to December 31.
***Annualized
(1) Per share amounts calculated using the average share method.
(A) Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 0.12% for the six months ended June 30, 2009, 0.10% for the year ended December 31, 2008, .11% for the year ended December 31, 2007, 0.21% for the period ended December 31, 2006, 0.15% for the year ended June 30, 2006, 0.56% for the year ended June 30, 2005, 0.16% for the year ended
June 30, 2004 and 0.77% for the period ended June 30, 2003.
(B)Expense ratio reflects the effect of fee waivers and reimbursements.

REMS REAL ESTATE VALUE-OPPORTUNITY FUND*

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                                               JUNE 30, 2006      JUNE 30, 2005      JUNE 30, 2004
                                                                              ---------------    ---------------    ---------------


NET ASSET VALUE, BEGINNING OF PERIOD                                              $ 15.50            $ 14.14            $ 12.75
INVESTMENT ACTIVITIES
  Net investment income                                                              0.27               0.31               0.18
                                                                                     1.29               2.34               2.08
  Net realized and unrealized gain on investments                             -----------        -----------        -----------
                                                                                     1.56               2.65               2.26
  TOTAL FROM INVESTMENT ACTIVITIES                                            -----------        -----------        -----------
DISTRIBUTIONS

  Net investment income                                                            (0.18)             (0.35)             (0.29)
  Realized gains                                                                   (1.76)             (0.70)             (0.39)
                                                                                   (0.11)             (0.24)             (0.19)
  Return of capital                                                           -----------        -----------        -----------
                                                                                   (2.05)             (1.29)             (0.87)
  Total distributions                                                         -----------        -----------        -----------

                                                                                  $ 15.01            $ 15.50            $ 14.14
NET ASSET VALUE, END OF PERIOD                                                ===========        ===========        ===========

TOTAL RETURN                                                                       11.15%             19.26%             18.07%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets (A)
  Expenses (B)                                                                      2.16%              2.73%              3.26%
  Net investment income                                                             2.79%              1.35%              1.30%
Portfolio turnover rate                                                            58.82%             45.00%             84.00%
Net assets, end of period (000's)                                                $ 55,177           $ 42,974           $ 24,550
* Formerly known as Hillview/REMS Leveraged REIT Fund. Name change effective on October 28, 2004.
**Effective July 2, 2006, the Fund changed its year end from June 30 to December 31.
***Annualized
(1) Per share amounts calculated using the average share method.
(A) Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 0.12% for the six months ended June 30, 2009, 0.10% for the year ended December 31, 2008, .11% for the year ended December 31, 2007, 0.21% for the period ended December 31, 2006, 0.15% for the year ended June 30, 2006, 0.56% for the year ended June 30, 2005, 0.16% for the year ended
June 30, 2004 and 0.77% for the period ended June 30, 2003.
(B)Expense ratio reflects the effect of fee waivers and reimbursements.


See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2009 (UNAUDITED)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     The REMS Real Estate Value-Opportunity Fund (the "Fund"), formerly known as the Hillview/REMS Leveraged REIT fund; name change effective on October 28, 2004, is a series of The World Funds, Inc. ("TWF"); which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in December, 2002 originally as a series of Hillview Investment Trust II. Effective November 23, 2005, the Fund was reorganized as a series of TWF under the Agreement and Plan of Reorganization (the "Plan") approved at a special meeting of the shareholders held on November 17, 2005. TWF has allocated to the Fund 50,000,000 shares of its 1,050,000,000 shares of $.01 par value common stock. The Fund maintains its financial statements, information and performance history in accordance with the Plan.

     The investment objective of the Fund is to achieve long-term growth and current income. Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry and other real estate related investments including real estate investment trusts ("REITs") and real estate operating companies.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION

     The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

     The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

                                                                                                            LEVEL 2
                                                                                                              OTHER         LEVEL 3
                                                                                                        SIGNIFICANT     SIGNIFICANT
                                                                                           LEVEL 1       OBSERVABLE    UNOBSERVABLE
                                                                                     QUOTED PRICES           INPUTS          INPUTS
                                                                                    --------------   --------------  --------------
TOTAL
-----------------------------------------------------------------

Common Stocks                                                         $ 34,829,923            $ --             $ --    $ 34,829,923
                                                                         6,823,074              --               --       6,823,074
Preferred Stocks                                                    --------------  --------------   --------------  --------------
                                                                      $ 41,652,997            $ --             $ --    $ 41,652,997
                                                                    ==============  ==============   ==============  ==============


     Refer to the Fund's Schedule of Investments for a listing of the securities by type and industry.

     On January 1, 2009, the Fund adopted Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 amends and expands disclosures about derivative instruments and hedging activities. SFAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of gains and losses on derivative instruments, and disclosure of credit-risk-related contingent features in hedging activities. Management has determined that the adoption of SFAS 161 had no impact on the Fund's financial statements.

SECURITY TRANSACTIONS AND INCOME

     Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The cost of securities sold is determined on a specific identification basis.

CASH, CASH EQUIVALENTS AND RESTRICTED CASH

     Cash and cash equivalents consist of overnight deposits with the custodian bank which earns interest at the current market rate.

     The Fund uses a major financial institution as its prime broker to process securities transactions and to provide custodial and other services. Cash balances include amounts of "restricted cash" consisting of proceeds from securities sold, not yet purchased. Cash balances maintained in the custody of the prime broker bear interest based on the prime rate.

     Substantially all of the Fund's cash and securities are either held as collateral by the prime broker against margin obligations or are deposited with the prime broker for safekeeping. The clearance agreements permit the prime broker to pledge or otherwise hypothecate the Fund's investment securities subject to certain limitations. The prime broker may also sell such securities in limited instances where required collateral is not posted on a timely basis. These arrangements subject the Fund to concentration of credit risk with respect to the prime broker.

ACCOUNTING ESTIMATES

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

     The Fund intends to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     The Fund adopted the provisions of Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes" on January 1, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. FIN 48 requires management of the Fund to analyze all open tax years, fiscal years 2005-2008 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six months ended June 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. Interest and penalties, if any, associated with any federal or state income tax obligations, are recorded as income tax expense.

RECLASSIFICATION OF CAPITAL ACCOUNTS

     Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. There are no reclassifications at June 30, 2009.

CURRENCY TRANSLATION

     The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

REAL ESTATE INVESTMENT TRUST SECURITIES

     The Fund has made certain investments in real estate investment trusts ("REITs") which make distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distribution. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain and return of capital reported by the REITs. It is common for these distributions to exceed the REIT's taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its quarterly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital. Management does not estimate the tax character of REIT distributions for which actual information has not been reported.

SHORT SALES

     A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. Currently, the Fund engages in selling securities short. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sell short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and cash securities deposited in a segregated account with the Fund's custodian. The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. The Fund will realize a gain if there is a decline in price of the security between those dates where decline exceeds costs of the borrowing of the security and other transaction costs. There can be no assurance that the fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is unlimited in size. Until the Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Any realized gain will be decreased, and any realized loss increased by the amount of transaction costs. At June 30, 2009, there were no securities sold short.

NOTE 2 - INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Advisor, Real Estate Management Services Group ("REMS"), provides investment advisory services for an annual fee of 1.00% of the average daily net assets of the Fund. In the interest of limiting the operating expenses of the Fund, REMS has contractually agreed to waive or limit its fees and to assume other operating expenses until August 31, 2009, so that the ratio of total operating expenses for the Fund's shares is limited to 1.50%. Fund operating expenses do not include dividends, interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and any other expense not incurred in the ordinary course of the Fund's business ("extraordinary expenses"). For the six months ended June 30, 2009, the Advisor earned $190,857 and waived $23,497.

REMS may be entitled to reimbursement of fees waived or expenses paid on behalf of the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or expenses paid on behalf of the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to REMS with respect to any waivers, reductions, and payments made with respect to the fund. The total amount of recoverable reimbursements as of June 30, 2009 was $130,325 and expires as follows:

                                                                                                                      Year Expiring
                                                                                                                     --------------
Amount
 ------------------------------------------------------------------------------------------------------------------

2009                                                                                                                       $ 29,264
2010                                                                                                                         22,140
2011                                                                                                                         55,424
                                                                                                                             23,497
2012                                                                                                                 --------------
                                                                                                                          $ 130,325
                                                                                                                     ==============


First Dominion Capital Corporation ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the six months ended June 30, 2009, no underwriting fees were received by FDCC in connection with the distribution of the Fund's shares.

Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing registration services. For such administrative services, CSS receives an asset-based fee based on the Fund's average daily net assets. For the six months ended June 30, 2009, CSS earned $21,568 for its services, of which $772 was due from the Fund as of June 30, 2009. Additionally, CSS received $750 of the $7,116 of filing and registration fees expense incurred and $1,263 of the $26,698 of shareholder servicing and reports expense incurred for hourly services provided to the Fund.

Commonwealth Fund Services, Inc. ("CFSI") is the Fund's Transfer and Dividend Disbursing Agent. For the six months ended June 30, 2009, CFSI earned $15,063 for its services, of which $1,501 was due from the Fund as of June 30, 2009.

Commonwealth Fund Accounting ("CFA") is the Fund's Accounting agent. For the six months ended June 30, 2009, CFA earned $19,086 for its services, of which $211 was due from the Fund as of June 30, 2009.

Certain officers and/or an interested director of the Fund are also officers, principals and/or a director of CFA, CSS, FDCC and CFSI.

NOTE 3 - INVESTMENTS

The cost of purchases and the proceeds from sales of securities other than short-term notes for the six months ended June 30, 2009, aggregated $27,829,544 and $23,659,675, respectively. These amounts do not include purchases of $3,152,210 to cover short sales and proceeds of $3,819,090 from sales of short securities.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Quarterly income dividends declared by the Fund are reallocated at December 31 to ordinary income, capital gains, and return of capital to reflect their tax character.

The tax character of distributions paid during the six months ended June 30, 2009 and the year ended December 31, 2008 was as follows:

                                                                                             Six months ended
                                                                                              June 30, 2009         Year ended
                                                                                               (unaudited)      December 31, 2008
                                                                                             ------------------  ------------------

Distributions paid from:
Ordinary income                                                                                     $ 1,669,218         $ 1,556,580
                                                                                                             --           1,708,615
Return of capital                                                                            ------------------  ------------------
                                                                                                    $ 1,669,218         $ 3,265,195
Total                                                                                        ==================  ==================



NOTE 5 - CAPITAL STOCK TRANSACTIONS

     Capital stock transactions for each class of shares were:


                                                                           Six months ended                   Year ended
                                                                      June 30, 2009 (unaudited)            December 31, 2008
                                                                   -------------------------------  -------------------------------
                                                                            Shares           Value           Shares           Value
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                                608,722     $ 3,828,386        3,314,804    $ 34,809,605
Shares reinvested                                                          227,286       1,245,783          258,056       2,319,920
                                                                       (1,176,332)     (6,754,168)      (1,523,418)    (14,604,192)
Shares redeemed                                                     --------------  --------------   --------------  --------------
                                                                         (340,324)   $ (1,679,999)        2,049,442    $ 22,525,333
Net increase                                                        ==============  ==============   ==============  ==============


NOTE 6 - SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the balance sheet through August 31, 2009, the date on which these financial statements were available to be issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

NOTE 7 - COMMISSION RECAPTURE AGREEMENT

The Fund entered into an agreement with Fidelity Capital Markets ("FCM"), a brokerage services provider, on June 14, 2004, whereby a portion of the commissions from each portfolio transaction would be used to reduce the operating expenses incurred, including but not limited to custodial transfer agent, administrative, legal, trustee, accounting and printing fees and expenses, and other expenses charged to the Fund by third-party service providers which are properly disclosed in the prospectus of the Fund. Pursuant to the terms of the commission recapture agreement, FCM transfers the available commissions earned monthly to the Fund's administrator. The Fund's administrator used $28,313 to offset operating expenses of the Fund for the six months ended June 30, 2009.

REMS REAL ESTATE VALUE-OPPORTUNITY FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER:

Real Estate Management Services Group
1100 Fifth Avenue South, Suite 305
Naples, Florida 34102

DISTRIBUTOR:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

TRANSFER AGENT:

For account information, wire purchase or redemptions, call or write to the REMS Fund's Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

MORE INFORMATION:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.
remslogo

                       SEMI-ANNUAL REPORT TO SHAREHOLDERS

                    REMS REAL ESTATE VALUE-OPPORTUNITY FUND


               FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)

ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Code of ethics. Not applicable when filing a semi-annual report to shareholders.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The World Funds Inc.

By:   /s/ John Pasco, III
      ---------------------
      John Pasco, III
      Principal Executive Officer

Date: September 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Karen Shupe
      ---------------------
      Karen Shupe
      Principal Financial Officer

Date: September 9, 2009